Exhibit 99.2

Quarterly Financial Supplement
For the six months ended
June 30, 2006
Investor Relations Department
3300 Enterprise Parkway • Beachwood, Ohio 44122
(216) 755-5500 • (216) 755-1500 (fax)
www.ddr.com

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2005.

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

TABLE OF CONTENTS

Section	Tab
Earnings Release & Financial Statements	1.0
Financial Summary	2.0
• Financial Highlights	2.1
• Market Capitalization and Financial Ratios	2.2
• Market Capitalization Summary	2.3
• Significant Accounting Policies	2.4
• Reconciliation of Supplemental Non-GAAP Financial Measures (Same Store NOI, FFO and Summary of Consolidated and JV Transactional Income)	2.5
Consolidated and Wholly Owned Financial Operations	3.0
• Summary of Capital Transactions	3.1
• Acquisitions, Dispositions, Expansions and Developments	3.2
• Summary of Consolidated Debt	3.3
• Summary of Consolidated Mortgage Principal Payments and Corporate Debt Maturities	3.4
Joint Venture Summaries	4.0
• Joint Venture Financials	4.1
• Joint Venture Partnership Summaries	4.2
Joint Venture Financial Operations	5.0
• Summary of Capital Transactions	5.1
• Acquisitions, Dispositions, Expansions and Developments	5.2
• Summary of Joint Venture Debt	5.3
• Summary of Pro Rata Joint Venture Debt	5.4
• Summary of Joint Venture Mortgage Principal Payments	5.5
Portfolio Statistics	6.0
Appendix	7.0
• Property Listing	7.1
• Investor Information	7.2

DEVELOPERS DIVERSIFIED REALTY CORPORATION
For Immediate Release:

Contact:	Scott A. Wolstein	Michelle M. Dawson
	Chairman and	Vice President of Investor Relations
	Chief Executive Officer	216-755-5455
216-755-5500
DEVELOPERS DIVERSIFIED REALTY REPORTS AN INCREASE OF 17.9%
IN DILUTED FFO PER SHARE FOR THE QUARTER ENDED JUNE 30, 2006
     CLEVELAND, OHIO, July 26, 2006 - Developers Diversified Realty Corporation (NYSE: DDR), the nation’s leading owner, manager and developer of market-dominant community centers, today reported operating results for the second quarter ended June 30, 2006.
•	Funds From Operations (“FFO”) per diluted share increased 17.9% to $0.99 and net income per diluted share increased 18.0% to $0.59 for the three months ended June 30, 2006 as compared to the prior year
•	Core portfolio leased percentage increased 40 basis points over the prior year to 96.0%
•	Executed leases during the second quarter totaled approximately 1.75 million square feet, including 116 new leases and 178 renewals
•	Base rents increased 21.0% on new leases, 10.8% on renewals and 12.9% on a blended basis
•	Same store net operating income (“NOI”) for the quarter increased 3.3% over the prior year
     Scott Wolstein, Developers Diversified’s Chairman and Chief Executive Officer stated, “I’m pleased to report this quarter’s results, which reflect approximately $33 million in merchant building gains from sales to Macquarie DDR Trust, as well as solid portfolio fundamentals. Based on meetings with retailers at the International Council of Shopping Centers convention in May, we expect demand for space to remain robust for the 2007 and 2008 seasons. From a balance sheet perspective, we were upgraded to Baa2 by Moody’s during the quarter, which supported the pricing and operating improvements we made to our unsecured credit facilities in June.”
Financial Results:
     FFO, a widely accepted measure of a Real Estate Investment Trust (“REIT”) performance, on a diluted and basic per share basis was $0.99 for the three months ended June 30, 2006, as compared to $0.84 for the same period in the previous year, an increase of 17.9%. FFO available to common shareholders was $109.8 million, as compared to $92.5 million for the three months ended June 30, 2006 and 2005, respectively, an increase of 18.7%. Net income available to common shareholders was $64.9 million or $0.59 per share (diluted and basic) for the three months ended June 30, 2006, as compared to $54.2 million, or $0.50 per share (diluted and basic) for the prior comparable period. The increase in net income and FFO for the three months ended June 30, 2006, is primarily related to an increase in gain on sale of real estate assets through the Company’s merchant building program as compared to 2005.

     FFO was $1.76 (diluted) and $1.77 (basic) for the six months ended June 30, 2006, as compared to $1.73 (diluted) and $1.74 (basic) for the same period in the previous year, an increase of 1.7% on a diluted basis. FFO available to common shareholders was $196.0 million, as compared to $191.6 million for the six months ended June 30, 2006 and 2005, respectively, an increase of 2.3%. Net income available to common shareholders was $100.9 million or $0.92 per share (diluted and basic) for the six months ended June 30, 2006, as compared to $145.9 million, or $1.34 per share (diluted) and $1.35 per share (basic) for the prior comparable period. The decrease in net income for the six months ended June 30, 2006 is primarily related to a decrease in gain on sale of real estate assets as compared to 2005.
     FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred dividends, (ii) gains (or losses) from sales of depreciable real estate property, except for those sold through the Company’s merchant building program, (iii) sales of securities, (iv) extraordinary items, (v) cumulative effect of changes in accounting standards and (vi) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from minority equity investments and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.
Leasing:
     Leasing activity continues to be strong throughout the portfolio. During the second quarter of 2006, the Company executed 116 new leases aggregating 967,351 square feet and 178 renewals aggregating 765,326 square feet. Rental rates on new leases increased by 21.0% and rental rates on renewals increased by 10.8%. On a blended basis, rental rates for new leases and renewals increased by 12.9%. At June 30, 2006, the average annualized base rent per occupied square foot, including those properties owned through joint ventures, was $11.64, as compared to $11.27 at June 30, 2005.
     At June 30, 2006, the portfolio, including those properties owned through joint ventures, was 96.2% leased. Excluding the impact of the properties acquired from Mervyns, the core portfolio was 96.0% leased, as compared to 95.6% at June 30, 2005. These percentages include tenants for which signed leases have been executed and occupancy has not occurred. Based on tenants in place and responsible for paying rent as of June 30, 2006, the portfolio was 95.2% occupied. Excluding the impact of the properties acquired from Mervyns, the core portfolio was 95.0% occupied, as compared to 95.0% at June 30, 2005.
Strategic Real Estate Transactions:
MDT Joint Ventures:
     During the second quarter of 2006, the Company sold seven properties, aggregating 0.8 million owned square feet, to the MDT Preferred Joint Venture, a newly formed joint venture with Macquarie DDR Trust, for approximately $122.7 million and recognized gains totaling approximately $38.5 million of which $32.5 million represented merchant building gains from recently developed shopping centers.

     Under the terms of the new MDT Preferred Joint Venture, MDT receives a 9% return on its preferred equity investment of approximately $12.2 million and then receives a 10% return on its common equity investment of approximately $20.8 million before DDR receives a 10% return on its common equity investment. DDR is then entitled to a 20% promoted interest in any cash flow achieved above a 10% leveraged IRR on all common equity.
     The Company remains responsible for all day-to-day operations of the properties and receives ongoing fees for property management, leasing and construction management, in addition to a promoted interest, along with other periodic fees such as financing fees.
     In addition, in July 2006, the Company sold two additional expansion areas in McDonough, Georgia and Coons Rapids, Minnesota to the MDT Joint Venture for approximately $10.1 million. These expansion areas are adjacent to shopping centers currently owned by the MDT Joint Venture. The Company anticipates recording merchant building gains of approximately $3 million in the third quarter relating to these sales.
Coventry II Joint Venture:
     In May 2006, the Coventry II Joint Ventures acquired three assets located in Cincinnati, Ohio; Benton Harbor, Michigan and Dallas, Texas at an aggregate cost of approximately $225 million. The Company is responsible for all day-to-day operations of the properties and receives its share of ongoing fees for property management, certain leasing, construction management, and construction oversight, in addition to a promoted interest in the three properties acquired.
Service Merchandise Joint Venture:
     In June 2006, the Company exercised its purchase and sale rights under the Service Merchandise Joint Venture agreement, and agreed to purchase its partners’ approximate 75% interest in the remaining 52 assets owned by the Joint Venture. The Company expects to complete this acquisition in August 2006 at an expected gross purchase price of approximately $138 million relating to our partners’ approximately 75% interest, based on a total valuation of approximately $185 million for all remaining aspects. Following this acquisition, the Company expects to sell the assets to the Coventry II Joint Venture and anticipates recording a gain of approximately $5 million of which $3 million will be included in FFO.
Acquisitions:
     In April 2006, the Company acquired its partner’s 50% ownership interest in the Deer Valley Towne Center located in Phoenix, Arizona for approximately $15.6 million in addition to assuming the partner’s proportionate share of the $17.3 million of existing mortgage debt (or $8.65 million). The total shopping center was valued at approximately $48.2 million . Following the date of acquisition, this previously unconsolidated joint venture is consolidated into the Company’s consolidated financial statements.
Expansions:
     During the six month period ended June 30, 2006, the Company completed three expansions and redevelopment projects located in Ocala, Florida; Rome, New York and Mooresville, North Carolina at an aggregate cost of $15.9 million. The Company is currently expanding/redeveloping nine shopping centers located in Gadsden, Alabama; Lakeland, Florida; Stockbridge, Georgia; Ottumwa, Iowa; Gaylord, Michigan; Olean, New York; Bayamon, Puerto Rico; Ft. Union, Utah and Brookfield, Wisconsin at a projected aggregate cost of approximately $57.2 million. The Company anticipates commencing construction on five additional expansion and redevelopment projects at shopping centers located in Birmingham, Alabama; Crystal River, Florida; Hamilton, New Jersey; Amherst, New York and Stow, Ohio.

     Five of the Company’s joint ventures are currently expanding/redeveloping their shopping centers located in Phoenix, Arizona; Lancaster, California; Benton Harbor, Michigan; Kansas City, Missouri and Cincinnati, Ohio at a projected incremental cost of approximately $82.8 million. Two of the Company’s joint ventures anticipate commencing expansion/redevelopment projects at their shopping centers located in Deer Park, Illinois and Kirkland, Washington.
Development (Wholly-Owned and Consolidated Joint Ventures):
     As of June 30, 2006, the Company has substantially completed the construction of the Freehold, New Jersey shopping center, which has an aggregate cost of $25.4 million.
     The Company currently has nine shopping center projects under construction. These projects are located in Miami, Florida; Nampa, Idaho; McHenry, Illinois; Chesterfield, Michigan; Seabrook, New Hampshire; Horseheads, New York; Apex, North Carolina (Beaver Creek Crossings — Phase I, which is being developed through a joint venture with First Carolina Properties); Pittsburgh, Pennsylvania and San Antonio, Texas, (which is being developed through a joint venture with David Berndt Interests). These projects are scheduled for completion during 2006 through 2007 at a projected aggregate cost of approximately $517 million and will create an additional 4.7 million square feet of gross leasable retail space. At June 30, 2006, approximately $257.2 million of costs were incurred in relation to these development projects.
     The Company anticipates commencing construction in 2006 on two additional shopping centers located in Homestead, Florida and McKinney, Texas. These projects have an estimated aggregate cost of $59.3 million and will create an additional 0.5 million square feet of gross leasable retail space.
Development (Joint Ventures):
     Four of the Company’s joint ventures currently have shopping center projects under construction. These projects have an aggregate projected cost of approximately $210.5 million. These projects are located in Merriam, Kansas; Apex, North Carolina (Beaver Creek Crossings — South, adjacent to a wholly-owned development project); Allen, Texas and San Antonio, Texas. The projects located in Merriam, Kansas; Allen, Texas and San Antonio, Texas are being developed through the Coventry II program. The majority of the project located in San Antonio, Texas was substantially completed during 2005. The remaining three projects are scheduled for completion during 2007 and 2008. At June 30, 2006, approximately $72.4 million of costs were incurred in relation to these development projects.
Financing:
     In June 2006, the Company amended and restated its senior unsecured credit facility to expand the facility from $1.0 billion to $1.2 billion and add an accordion feature to increase the facility, at the Company’s option, up to $1.4 billion. The Company reduced interest rate pricing to LIBOR plus 60 basis points, based on the Company’s current corporate credit ratings (Baa2 stable from Moody’s and BBB stable from Standard and Poors) and extended the maturity to June 2010.
     The Company also amended its $60 million unsecured credit facility with National City Bank to reflect consistent terms, pricing and maturity as in the $1.2 billion senior unsecured credit facility, described above. In addition, its $400 million secured term loan was amended to add an accordion feature to increase the loan, at the Company’s option, up to $500 million and make similar covenant modifications.
     Developers Diversified Realty currently owns and manages approximately 500 retail operating and development properties in 44 states, plus Puerto Rico, comprising approximately 114 million square feet of real estate. Developers Diversified Realty is a self-administered and self-managed real estate investment trust

(REIT) operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.
     A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to Michelle M. Dawson, Vice President of Investor Relations, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, OH 44122 or on our Website which is located at http://www.ddr.com.
     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant, constructing properties or expansions that produce a desired yield on investment or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2005.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three Month Period		Six Month Period
	Ended June 30,		Ended June 30,
	2006	2005	2006	2005
Revenues:
Minimum rents (A)	$141,898	$124,815	$281,890	$247,920
Percentage and overage rents (A)	1,833	1,541	4,074	3,547
Recoveries from tenants	44,034	38,415	86,093	75,470
Ancillary income	3,197	2,015	6,192	3,792
Other property related income	1,621	1,604	3,918	2,660
Management and other fee income	5,989	4,983	11,682	9,275
Development fees	607	681	1,273	1,168
Other (B)	943	2,221	7,525	4,355

	200,122	176,275	402,647	348,187

Expenses:
Operating and maintenance	28,582	23,750	54,496	47,258
Real estate taxes	23,003	20,028	46,128	40,616
General and administrative (C)	15,422	12,712	30,832	26,042
Depreciation and amortization	47,969	37,723	94,911	77,174

	114,976	94,213	226,367	191,090

Other income (expense):
Interest income	2,863	2,425	5,984	3,433
Interest expense	(55,829)	(43,926)	(109,829)	(84,576)
Other income (expense) (D)	1,167	(1,252)	667	(1,865)

	(51,799)	(42,753)	(103,178)	(83,008)

Income before equity in net income of joint ventures, minority equity interests, income tax of taxable REIT subsidiaries and franchise taxes, discontinued operations and gain on sales of real estate	33,347	39,309	73,102	74,089
Equity in net income of joint ventures (E)	4,619	8,055	10,088	14,566
Minority equity interests (F)	(1,947)	(1,178)	(4,221)	(2,599)
Income tax benefit (expense) of taxable REIT subsidiaries and franchise taxes (G)	2,779	(398)	2,331	(565)

Income from continuing operations	38,798	45,788	81,300	85,491
Income from discontinued operations (H)	—	3,292	—	4,478

Income before gain on sales of real estate	38,798	49,080	81,300	89,969
Gain on sales of real estate, net of tax	39,937	18,874	47,162	83,534

Net income	$78,735	$67,954	$128,462	$173,503

Net income, applicable to common shareholders	$64,943	$54,162	$100,878	$145,920

Funds From Operations (“FFO”):
Net income applicable to common shareholders	$64,943	$54,162	$100,878	$145,920
Depreciation and amortization of real estate investments	45,804	39,492	90,836	80,335
Equity in net income of joint ventures (E)	(4,619)	(8,055)	(10,088)	(14,566)
Joint ventures’ FFO (E)	9,342	10,764	19,281	22,080
Minority equity interests (OP Units) (F)	534	729	1,068	1,458
Gain on sales of depreciable real estate, net	(6,220)	(4,557)	(5,999)	(43,620)

FFO available to common shareholders	109,784	92,535	195,976	191,607
Preferred dividends	13,792	13,792	27,584	27,583

FFO	$123,576	$106,327	$223,560	$219,190

Per share data:
Earnings per common share
Basic	$0.59	$0.50	$0.92	$1.35

Diluted	$0.59	$0.50	$0.92	$1.34

Dividends Declared	$0.59	$0.54	$1.18	$1.08

Funds From Operations — Basic (I)	$0.99	$0.84	$1.77	$1.74

Funds From Operations — Diluted (I)	$0.99	$0.84	$1.76	$1.73

Basic — average shares outstanding (thousands) (I)	109,393	108,276	109,127	108,142

Diluted — average shares outstanding (thousands) (I)	110,866	109,022	109,735	110,354

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(A)	Increases in base and percentage rental revenues for the six month period ended June 30, 2006 as compared to 2005, aggregated $32.5 million consisting of $5.9 million related to leasing of core portfolio properties, including the Puerto Rican assets for five months (an increase of 2.5% from 2005), $28.3 million from the acquisition of assets, $2.5 million related to developments and redevelopments and $2.1 million due to the consolidation of a joint venture asset. These amounts were offset by a decrease of $1.5 million primarily related to one business center under redevelopment and $4.8 million due to the sale of properties in 2005 and 2006 to joint ventures. Included in the rental revenues for the six month periods ended June 30, 2006 and 2005 is approximately $7.8 million and $5.8 million, respectively, of revenue resulting from the recognition of straight line rents.
(B)	Other income for the three and six month periods ended June 30, 2006 and 2005 was comprised of the following (in millions):

	Three Month Period		Six Month Period
	Ended June 30,		Ended June 30,
	2006	2005	2006	2005
Lease termination fees	$0.3	$1.0	$6.8	$1.5
Financings fees	0.4	0.9	0.4	2.3
Other miscellaneous	0.2	0.3	0.3	0.6

	$0.9	$2.2	$7.5	$4.4

(C)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the six month periods ended June 30, 2006 and 2005, general and administrative expenses were approximately 5.0% and 4.6%, respectively, of total revenues, including joint venture revenues, for each period.
(D)	Other income/expense is comprised of litigation settlements or costs and abandoned acquisition and development project costs.
(E)	The following is a summary of the Company’s share of the combined operating results relating to its joint ventures (in thousands):

	Three Month Period		Six Month Period
	Ended June 30,		Ended June 30,
	2006	2005	2006	2005
Revenues from operations (a)	$104,734	$106,496	$207,018	$206,650

Operating expense	34,472	37,283	67,473	71,966
Depreciation and amortization of real estate investments	20,476	22,059	40,324	40,670
Interest expense	30,626	31,336	59,405	56,125

	85,574	90,678	167,202	168,761

Income from operations before gain on sales of real estate and discontinued operations	19,160	15,818	39,816	37,889
Gain on sales of real estate	—	456	43	759
(Loss) income from discontinued operations, net of tax	(173)	(734)	113	(424)
(Loss) gain on sales of discontinued operations, net of tax	(1,762)	7,721	(1,550)	8,722

Net income	$17,225	$23,261	$38,422	$46,946

DDR Ownership interests (b)	$4,462	$7,502	$9,777	$13,997

Funds From Operations from joint ventures are summarized as follows:
Net income	$17,225	$23,261	$38,422	$46,946
Loss (gain) on sales of real estate, including discontinued operations	11	(7,443)	(19)	(7,773)
Depreciation and amortization of real estate investments	20,586	23,042	40,612	42,925

	$37,822	$38,860	$79,015	$82,098

DDRC Ownership interests (b)	$9,342	$10,764	$19,281	$22,080

DDRC Partnership distributions received (c)	$11,656	$12,330	$19,680	$23,470

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(a)	Revenues for the three month periods ended June 30, 2006 and 2005 included approximately $1.1 million and $2.1 million, respectively, resulting from the recognition of straight line rents of which the Company’s proportionate share is $0.2 million and $0.3 million, respectively. Revenues for the six month periods ended June 30, 2006 and 2005 included approximately $2.5 million and $3.6 million, respectively, resulting from the recognition of straight line rents of which the Company’s proportionate share is $0.5 million and $0.6 million, respectively.

(b)	The Company’s share of joint venture net income has been increased by $0.1 million and $0.5 million for the three month periods ended June 30, 2006 and 2005, respectively, and $0.2 million and $0.6 million for the six month periods ended June 30, 2006 and 2005, respectively, to reflect adjustments for basis differences impacting amortization and depreciation and gain on sales.

At June 30, 2006 and 2005, the Company owned joint venture interests, excluding consolidated joint ventures, relating to 111 and 113 shopping center properties, respectively. In addition, at June 30, 2006 and 2005, respectively, the Company, through a joint venture, owned an interest of approximately 25% in 52 and 59 shopping center sites formerly owned by Service Merchandise, respectively.

(c)	Distributions include funds received from asset sales and refinancings in addition to ongoing operating distributions.
(F)	Minority equity interests are comprised of the following (in thousands):

	Three Month Period		Six Month Period
	Ended June 30,		Ended June 30,
	2006	2005	2006	2005
Minority interests	$1,413	$449	$3,153	$1,141
Operating partnership units	534	729	1,068	1,458

	$1,947	$1,178	$4,221	$2,599

(G)	Interest costs within taxable REIT subsidiaries are subject to certain limitations based upon taxable income as required under Internal Revenue Code Section 163(j). The 2006 income tax benefit is primarily attributable to the Company’s ability to deduct interest costs due to the increased gain on sales.
(H)	The operating results relating to assets classified as discontinued operations are summarized as follows (in thousands):

	Three Month	Six Month
	Period Ended	Period Ended
	June 30, 2005	June 30, 2005
Revenues	$7,135	$14,271

Expenses:
Operating	2,854	5,558
Interest, net	1,949	3,263
Depreciation	1,964	3,910
Minority interests	75	61

Total expenses	6,842	12,792

Income before gain on sales of real estate	293	1,479
Gain on sales of real estate	2,999	2,999

Net income	$3,292	$4,478

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(I)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the conversion of approximately 0.9 million and 1.3 million of Operating Partnership Units (OP Units) outstanding at June 30, 2006 and 2005, respectively, into 0.9 million and 1.3 million common shares of the Company for the three month periods ended June 30, 2006 and 2005, respectively, and 1.2 million and 1.3 million for the six month periods ended June 30, 2006 and 2005, respectively, on a weighted average basis. The weighted average diluted shares and OP Units outstanding, for purposes of computing FFO, were approximately 111.1 million and 110.7 million for the three month periods ended June 30, 2006 and 2005, respectively, and 111.2 million and 110.6 million for the six month periods ended June 30, 2006 and 2005, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)
Selected Balance Sheet Data:

	June 30, 2006 (A)	December 31, 2005 (A)
Assets:
Real estate and rental property:
Land	$1,776,488	$1,721,321
Buildings	4,979,519	4,806,373
Fixtures and tenant improvements	181,900	152,958
Construction in progress	385,795	348,685

	7,323,702	7,029,337
Less accumulated depreciation	(783,871)	(692,823)

Real estate, net	6,539,831	6,336,514

Cash	43,119	30,655
Advances to and investments in joint ventures (B)	240,704	275,136
Notes receivable	24,005	24,996
Receivables, including straight line rent, net	108,358	112,464
Assets held for sale	5,167	—
Other assets, net	97,867	83,212

	$7,059,051	$6,862,977

Liabilities:
Indebtedness:
Revolving credit facilities	$160,000	$150,000
Variable rate unsecured term debt	200,000	200,000
Unsecured debt	1,966,894	1,966,268
Mortgage and other secured debt	1,749,313	1,574,733

	4,076,207	3,891,001
Dividends payable	71,690	65,799
Other liabilities	205,177	204,447

	4,353,074	4,161,247
Minority interests	123,270	131,449
Shareholders’ equity	2,582,707	2,570,281

	$7,059,051	$6,862,977

(A)	Amounts include the consolidation of the Mervyns, 50% owned joint venture, formed in September 2005, which includes $405.8 million and $394.7 million of real estate assets at June 30, 2006 and December 31, 2005, respectively, $258.5 million of mortgage debt at June 30, 2006 and December 31, 2005, and $78.8 million and $75.1 million of minority interests at June 30, 2006 and December 31, 2005, respectively.
(B)	Includes $90.5 million and $91.6 million of advances to the Service Merchandise Joint Venture at June 30, 2006 and December 31, 2005, respectively, funded in the second quarter of 2005.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)
Selected Balance Sheet Data (Continued):
Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	June 30, 2006	December 31, 2005
Land	$967,927	$894,477
Buildings	2,580,224	2,480,025
Fixtures and tenant improvements	67,438	58,060
Construction in progress	45,014	37,550

	3,660,603	3,470,112
Accumulated depreciation	(210,339)	(195,708)

Real estate, net	3,450,264	3,274,404
Receivables, including straight line rent, net	75,248	76,744
Leasehold interests	22,326	23,297
Other assets	127,059	109,490

	$3,674,897	$3,483,935

Mortgage debt (a)	$2,307,096	$2,173,401
Notes and accrued interest payable to DDR	111,981	108,020
Other liabilities	164,045	78,406

	2,583,122	2,359,827
Accumulated equity	1,091,775	1,124,108

	$3,674,897	$3,483,935

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $497.0 million and $510.5 million at June 30, 2006 and December 31, 2005, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the Six Months Ended June 30, 2006
FINANCIAL HIGHLIGHTS
(In Thousands Except Per Share Information)

	Six Month	Six Month
	Period Ended	Period Ended
	June 30	June 30	Year Ended December 31
	2006	2005	2005	2004	2003		2002
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$100,878	$145,920	$227,474	$219,056	$189,056	(7)	$69,368	(7)
Depreciation and Amortization of Real Estate Investments	$90,836	$80,335	$169,117	$130,537	$93,173		$76,462
Equity in Net Income From Joint Ventures	$(10,088)	$(14,566)	$(34,873)	$(40,896)	$(52,917)		$(32,769)
Joint Venture Funds From Operations	$19,281	$22,080	$49,302	$46,209	$47,942		$44,473
Operating Partnership Minority Interest Expense	$1,067	$1,458	$2,916	$2,607	$1,770		$1,450
Cumulative Effect & Extraordinary Charges	$0	$0	$0	$3,001	$0		$0
Gain on Sales of Real Estate	$(5,999)	$(43,619)	$(58,834)	$(68,179)	$(67,352)		$(4,276)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$195,976	$191,607	$355,102	$292,335	$211,672		$154,709
PREFERRED DIVIDENDS	$27,584	$27,584	$55,169	$50,706	$51,204	(7)	$32,602	(7)

FUNDS FROM OPERATIONS	$223,560	$219,192	$410,271	$343,041	$262,877		$187,311

PER SHARE INFORMATION:
Funds From Operations — Diluted	$1.76	$1.73	$3.21	$2.95	$2.51		$2.35
Net Income — Diluted	$0.93	$1.34	$2.08	$2.24	$2.27		$1.07
Cash Dividends	$1.18	$1.08	$2.16	$1.94	$1.69		$1.52

WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	111,190	110,673	110,700	99,147	84,319		65,910

TOTAL MARKET CAPITALIZATION (1)	$10,552,690	$9,516,897	$9,781,900	$8,276,943	$5,551,748		$3,460,243
DEBT TO TOTAL MARKET CAPITALIZATION (1)	38.63%	39.44%	39.77%	32.82%	37.42%		43.10%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC.	53.41%	52.90%	52.86%	45.58%	48.68%		48.26%
DIVIDEND PAYOUT RATIO (1)	66.58%	61.99%	66.98%	67.28%	66.03%		62.73%

GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)	5.04%	4.60%	4.55%	4.94%	5.35%		4.80%

GENERAL AND ADMINISTRATIVE EXPENSES	$30,832	$26,607	$54,048	$47,126	$40,820		$29,392

REVENUES:
DDR Revenues	$402,648	$362,458	$748,571	$605,246	$478,696		$360,778
Joint Venture Revenues	$208,907	$215,626	$438,103	$348,740	$284,158		$251,905

TOTAL REVENUES (3)	$611,554	$578,084	$1,186,675	$953,987	$762,853		$612,683

NET OPERATING INCOME:
DDR Net Operating Income	$302,024	$269,027	$555,291	$453,501	$356,348		$272,764
Joint Venture Net Operating Income	$140,521	$139,258	$280,617	$228,358	$184,927		$167,573

TOTAL NET OPERATING INCOME (4)	$442,545	$408,285	$835,907	$681,859	$541,274		$440,337

REAL ESTATE AT COST:
DDR Real Estate at Cost	$7,323,702	$6,610,157	$7,029,337	$5,603,424	$3,884,911		$2,804,056
Joint Venture Real Estate at Cost (5)	$3,660,603	$3,551,392	$3,470,112	$3,165,335	$2,275,216		$1,785,165

TOTAL REAL ESTATE AT COST (6)	$10,984,305	$10,161,549	$10,499,449	$8,768,759	$6,160,127		$4,589,221

(1)	See Market Capitalization and Financial Ratio section for detail calculation.

(2)	The calculation includes joint venture revenues.

(3)	Includes revenues from discontinued operations.

(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.

(5)	Includes FMV purchase price gross up of assets shown as equity investment in joint ventures.

(6)	Includes construction in progress (CIP) at June 30, 2006 of $435.9 million (includes $45.0 million of CIP included in joint ventures, of which $7.9 million represents the Company’s proportionate share), and at December 31, 2005, 2004, 2003, 2002 CIP aggregated $386.2 million, $271.0 million $290.7 million and $237.8 million, respectively.

(7)	Amounts were adjusted to include original issuance costs associated with the redemption of Preferred Operating Partnership Units and preferred stock of $10,710,000 for the year ended December 31, 2003 and $5,543,734 for the year ended December 31, 2002 pursuant to EITF topic NO. D-42.
Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the Six Months Ended June 30, 2006
MARKET CAPITALIZATION & FINANCIAL RATIOS

	Six Month
	Period Ended
	June 30	Year Ended December 31
	2006	2005	2004	2003	2002
DDR RATIO OF DEBT TO TOTAL MARKET CAP:
Total Debt	$4,076,207	$3,890,709	$2,716,426	$2,077,558	$1,491,481
Total Market Capitalization *	$10,552,690	$9,781,900	$8,276,943	$5,551,748	$3,460,243

	38.63%	39.77%	32.82%	37.42%	43.10%

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	53.41%	52.86%	45.58%	48.68%	48.26%

DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT, TOTAL MARKET CAPITALIZATION:
Total Debt *	$4,573,182	$4,401,169	$3,137,184	$2,446,026	$1,878,575
Total Market Capitalization *	$11,049,665	$10,292,361	$8,697,701	$5,920,216	$3,847,336

	41.39%	42.76%	36.07%	41.32%	48.83%

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE	56.04%	55.84%	49.27%	53.79%	54.20%

INTEREST COVERAGE RATIO:
Interest Expense (1)	$102,279	$182,365	$130,447	$90,162	$77,208
FFO Before Interest and Preferred Dividends *	$325,839	$592,636	$473,488	$353,039	$282,856

	3.19	3.25	3.63	3.92	3.66

DEBT SERVICE COVERAGE RATIO:
Debt Service * (1)	$117,944	$215,519	$152,927	$101,890	$83,958
FFO Before Interest and Preferred Dividends *	$325,839	$592,636	$473,488	$353,039	$282,856

	2.76	2.75	3.10	3.46	3.37

FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO
Fixed Charges (1)	$145,528	$270,688	$203,633	$142,385	$129,353
FFO Before Interest and Preferred Dividends *	$325,839	$592,636	$473,488	$353,039	$282,856

	2.24	2.19	2.33	2.48	2.19

DIVIDEND PAYOUT RATIO
Common Share Dividends and Operating Partnership Interest	$130,475	$237,856	$196,685	$146,846	$100,531
Funds From Operations exclusive of charge associated with preferred stock redemption	$195,976	$355,102	$292,335	$222,382	$160,253

	0.67	0.67	0.67	0.66	0.63

*	See Attached for Detail Calculation

(1)	Amounts have been adjusted to eliminate interest and debt service costs of joint venture consolidations due to FIN 46 as FFO does not include the joint venture Partners’ proportionate share.
Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Six Months Ended June 30, 2006

	Six Month
	Period Ended
	June 30		Year Ended December 31
	2006		2005		2004	2003	2002
DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding	109,703		108,948		108,083	86,425	66,609
Operating Partnership Units Outstanding	905		1,350		1,350	1,129	911

Total	110,607		110,298		109,432	87,554	67,520
Share Price	$52.18		$47.02		$44.37	$33.57	$21.99

Market Value of Common Shares	$5,771,483		$5,186,192		$4,855,516	$2,939,190	$1,484,762

Preferred Shares at Book Value	$705,000		$705,000		$705,000	$535,000	$304,000
Preferred Units and Warrant	$0		$0		$0	$0	$180,000
Total Debt	$4,076,207	(1)	$3,890,709	(1)	$2,716,426	$2,077,558	$1,491,481

TOTAL MARKET CAPITALIZATION	$10,552,690		$9,781,900		$8,276,943	$5,551,748	$3,460,243

DDR TOTAL MARKET CAPITALIZATION — INCLUDING PROPORTIONATE SHARE OF JV DEBT
Common Shares Outstanding	109,703		108,948		108,083	86,425	66,609
Operating Partnership Units Outstanding	905		1,350		1,350	1,129	911

Total	110,607		110,298		109,432	87,554	67,520
Share Price	$52.18		$47.02		$44.37	$33.57	$21.99

Market Value of Common Shares	$5,771,483		$5,186,192		$4,855,516	$2,939,190	$1,484,762

Preferred Shares at Book Value	$705,000		$705,000		$705,000	$535,000	$304,000
Preferred Units and Warrant	$0		$0		$0	$0	$180,000
Total Debt	$4,076,207	(1)	$3,890,709	(1)	$2,716,426	$2,077,558	$1,491,481
Proportionate Share of JV Debt	$496,975		$510,460		$420,758	$368,468	$387,094

TOTAL MARKET CAPITALIZATION	$11,049,665		$10,292,361		$8,697,701	$5,920,216	$3,847,336

(1)	Includes $280.4 million of consolidated joint venture debt at June 30, 2006 (of which $137.3 million represents the joint venture partners’ share) and $280.5 million at December 31, 2005.
Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Six Months Ended June 30, 2006

	Six Month
	Period Ended
	June 30	Year Ended December 31
	2006	2005	2004	2003	2002
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$7,323,702	$7,029,337	$5,603,424	$3,884,911	$2,804,056
Cash and Cash Equivalents	$43,119	$30,655	$49,871	$111,033	$16,371
Notes Receivable	$24,005	$24,996	$17,823	$9,813	$11,662
Advances and Investments in Joint Ventures	$240,419	$275,136	$288,020	$262,072	$258,611

	$7,631,245	$7,360,124	$5,959,138	$4,267,829	$3,090,699

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$7,323,702	$7,029,337	$5,603,424	$3,884,911	$2,804,056
Notes Receivable or Proportionate Share Thereof	$121,498	$116,212	$44,536	$41,018	$50,521
Proportionate Share of JV Undepreciated Real Estate Assets	$716,036	$736,109	$719,619	$621,113	$611,224

	$8,161,236	$7,881,658	$6,367,578	$4,547,043	$3,465,801

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	$195,976	$355,102	$292,335	$211,672	$154,709
Interest Expense	$109,829	$186,196	$130,447	$90,162	$77,208
Adjustment to interest expense for consolidated joint ventures due to FIN 46	$(7,551)	$(3,830)	$0	$0	$0
Preferred Dividends, Including Preferred Operating Minority Interest & D-42 Dividend	$27,584	$55,169	$50,706	$51,204	$50,939

	$325,839	$592,636	$473,488	$353,039	$282,856

DEBT SERVICE
Interest Expense	$109,829	$186,196	$130,447	$90,162	$77,208
Adjustment to interest expense for consolidated joint ventures due to FIN 46	$(7,551)	$(3,830)	$0	$0	$0
Recurring Principal Amortization	$15,665	$33,154	$22,480	$11,728	$6,750

	$117,944	$215,519	$152,927	$101,890	$83,958

FIXED CHARGES
Debt Service	$117,944	$215,519	$152,927	$101,890	$83,958
Preferred Dividends, Including Preferred Operating Minority Interest and excluding non-cash	$27,584	$55,169	$50,706	$40,494	$45,395

D-42 dividend.	$145,528	$270,688	$203,633	$142,385	$129,353

Market Capitalization and Financial Ratios 2.2

$10.6 Billion Total Capitalization as of June 30, 2006 Common Shares Equity (2) $5,771.5 54% Perpetual Preferred Stock $705.0 7% Fixed Rate Unsecured Debt $1,907.0 18% Floating Rate Unsecured Debt $60.0 1% Construction Finance $68.6 1% Variable Rate Revolving Credit and Term Debt $560.0 5% Mortgage Debt (3) $1,280.7 12% (1) Figures in millions unless otherwise noted. (2) Market Value ($52.18 per share as of June 30, 2006) includes operating partnership units equivalent to approximately 0.9 million of the Company’s Common shares. (3) Does not include proportionate share of joint venture debt aggregating $497.0 million. However it does include 100% of consolidated joint venture debt, primarily Mervyns, of which $137.3 million is the joint venture partners’ share. Fixed Rate Term Debt $200.0 2%

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

Significant Accounting Policies
Revenues
•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.

•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provision of tenants’ leases.

•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.
General and Administrative Expenses
•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.
Deferred Financing Costs
•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.
Real Estate
•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	18 to 31 years
Furniture/Fixtures	Useful lives, which approximate lease
and Tenant Improvements	terms, where applicable
Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

Significant Accounting Policies (Continued)
•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.
•	Included in land is undeveloped real estate, generally outlots or expansion pads adjacent to the shopping centers and enclosed malls owned by the Company. At December 31, 2005, the Company estimated the value of the unleased outparcels and expansion pads at approximately $58 million.
•	Construction in progress includes shopping center developments and significant expansions and re-developments.
Capitalization
•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.
•	For the six month period ended June 30, 2006 and for the years ended December 31, 2005, 2004, 2003, and 2002, the Company capitalized interest of $9.8 million, $12.5 million, $10.0 million, $11.4 million and $9.5 million, respectively.
•	In addition, the Company capitalized certain construction administration costs of $3.8 million for the six month period ended June 30, 2006 and $6.2 million, $5.5 million, $5.1 million and $4.5 million for the years ended December 31, 2005, 2004, 2003 and 2002, respectively.
•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.
Gain on Sales of Real Estate
•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.
Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)
Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined
Same Store Net Operating Income (NOI) represents shopping center assets owned in comparable periods, excluding those under redevelopment. NOI generally includes revenues and expenses for each comparable asset, but excludes straight-line rent, lease termination income and provisions for uncollectible amounts and/or recoveries thereof. Reconciliation of Same Store NOI to Total Revenues and Certain Expenses is as follows:

	Six Month Period
	Ended June 30,
	2006	2005
Total Revenues DDR	$402,648	$348,187
Total Revenues DDR Combined Joint Ventures	207,018	213,297
Operating and Maintenance — DDR	(54,496)	(47,258)
Real Estate Taxes — DDR	(46,128)	(40,616)
Operating and Maintenance and Real Estate Taxes- DDR Combined Joint Ventures	(67,473)	(75,221)

Combined NOI	$441,569	$398,389

Total Same Store NOI	345,525	336,188	2.8%
Property NOI from other operating segments	97,360	62,201

Combined NOI	$441,569	$398,389

Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)
Table 2 — Developers Diversified Realty Corporation
Reconciliation of Funds From Operations (FFO):

	Three Month Period		Six Month Period
	Ended June 30,		Ended June 30,
	2006	2005	2006	2005
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$64,943	$54,162	$100,878	$145,920
Depreciation and Amortization of Real Estate Investments	45,804	39,492	90,836	80,335
Equity in Net Income From Joint Ventures	(4,619)	(8,055)	(10,088)	(14,566)
Joint Venture Funds From Operations	9,342	10,764	19,281	22,080
Minority Equity Interests (OP Units)	534	729	1,068	1,458
Gain on Sales of Real Estate	(6,220)	(4,557)	(5,999)	(43,620)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$109,784	$92,535	$195,976	$191,607

Preferred dividend charges in accordance with EITF Topic No. D-42	13,792	13,792	27,584	27,583

ADJUSTED FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$123,576	$106,327	$223,560	$219,190

Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)
Table 3 — Developers Diversified Realty Corporation
Summary of Consolidated Transactional Income

	Three Month Period		Six Month Period
	Ended June 30,		Ended June 30,
	2006	2005	2006	2005	Income Statement Caption
Transactional Income Included in FFO Consolidated
Merchant Building Gains, Net	$33,079	$14,656	$38,800	$38,294	Gain on Sales of Real Estate
Land Sale Gains	638	2,660	2,363	4,619	Gain on Sales of Real Estate

	$33,717	$17,316	$41,163	$42,913

Transactional Income NOT Included in FFO Consolidated
Gain on Sales	$6,220	$1,558	$5,999	$40,621	Gain on Sales of Real Estate
Gain on Sales from Discontinued Operations	—	2,999	—	2,999	Gain on Sales of Discontinued Operations

	$6,220	$4,557	$5,999	$43,620	FFO Reconciliation

Gain on Sales of Real Estate
Merchant Building Gains, Net	$33,079	$14,656	$38,800	$38,294
Land Sale Gains	638	2,660	2,363	4,619
Gain on Sales	6,220	1,558	5,999	40,621

	$39,937	$18,874	$47,162	$83,534	Consolidated Income Statement

Gain on Sales of Real Estate From Discontinued Operations
Gain on Sales from Discontinued Operations	$—	$2,999	$—	$2,999	Consolidated Income Statement

Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)
Table 4 — Developers Diversified Realty Corporation
Summary of Joint Venture Transactional Income

	Three Month Period		Six Month Period
	Ended June 30,		Ended June 30,
	2006	2005	2006	2005	Income Statement Caption
Transactional Income Included in FFO
Joint Ventures
Gain (loss) on Sales from Discontinued Operations	$(1,749)	$734	$(1,537)	$1,708	Gain on Sales of Real Estate
Land Sales Gains	3	—	12	—	Gain on Sales of Real Estate

	$(1,746)	$734	$(1,525)	$1,708

DDR’s Proportionate Share	$(446)	$181	$(392)	$421

Transactional Income NOT Included in FFO
Joint Ventures
Gain (loss) on Sales from Discontinued Operations	$(13)	$6,987	$(13)	7,014	Gain (loss) on Sales of Real Estate
Other Gains on Sales	2	456	31	759	Gain on Sales of Real Estate

	$(11)	$7,443	$18	$7,773	FFO Reconciliation

DDR’s Proportionate Share	$(1)	$2,843	$30	$3,153

Gain on Sales of Real Estate
Land Sales Gains	$3	$—	$12	$—
Other Gains on Sales	2	456	31	759

	$5	$456	$43	$759	Gain on Sales of Real Estate

Gain on Sales of Real Estate From Discontinued Operations
Gain (loss) on Sales from Discontinued Operations Included in FFO	$(1,749)	$734	$(1,537)	$1,708
Gain (loss) on Sales from Discontinued Operations NOT Included in FFO	(13)	6,987	(13)	7,014

	$(1,762)	$7,721	$(1,550)	$8,722	Gain (loss) on Sales of Discontinued Operations

Reconciliation of Supplemental Non-GAAP Financial Measures 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006
Summary of Wholly Owned and Consolidated Capital Transactions
Acquisitions, Dispositions, Developments & Expansions
for the Six Month Period Ended June 30, 2006

	Six Months
	Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30,		December 31,		December 31,		December 31,		December 31,
	2006		2005		2004		2003		2002
Acquisitions/Transfers	$256.9	(1)	$1,610.8	(4)	$2,170.8	(7)	$1,363.6	(9)	$298.6	(11)
Completed Expansions	15.9		41.6		25.2		26.8		8.0
Developments & Construction in Progress	106.6		246.1		203.8		104.6		66.4
Tenant Improvements & Building Renovations	8.7	(2)	7.5		6.6		6.3		7.3
Furniture Fixtures & Equipment	3.8		10.7	(5)	1.3		1.9		2.3

	391.9		1,916.7		2,407.7		1,503.2		$382.6
Less: Real Estate Sales & Joint Venture Transfers	(92.4	)(3)	(490.8	)(6)	(689.2	)(8)	(422.4	)(10)	$(72.2	)(12)

Total DDR Net Additions (Millions)	$299.5		$1,425.9		$1,718.5		$1,080.8		$310.4

(1)	Includes transfer to DDR from joint venture of Salisbury, MD shopping center, aggregating $4.0 million, the final earn out adjustments for the Benderson and Caribbean Property Group acquisitions aggregating $11.8 million, and consolidation of joint venture assets for a shopping center located in Phoenix, AZ aggregating $41.4 million pursuant to EITF 04 05.

(2)	The Company anticipates recurring capital expenditures, including tenant improvements, of approx. $12.0 million associated with its wholly owned and consolidated portfolio during 2006.

(3)	Includes the sale to Macquarie DDR Trust joint venture of two earnout parcels located at the Monaca, PA and Birmingham, AL shopping centers aggregating $6.7 million, and seven assets with an aggregate cost of $80.5 million, and the sale of several outparcels.

(4)	Includes the acquisition of the Caribbean Property Group portfolio and the Mervyn’s portfolio aggregating $1,160.1 million and $409.1 million, respectively, the transfer to DDR from joint ventures of the Dublin, OH shopping center, which has an aggregate cost of $36.2 million and a $5.4 million basis adjustment to the Benderson acquisition relating to master lease adjustments.

(5)	The large increase in FF& E in 2005 is primarily attributed to certain IT projects, expansion of corporate headquarters, and fractional ownership interest in corporate jets.

(6)	In addition to the asset sales which had an aggregate cost of $219.1 million, this balance includes the transfer of twelve assets with an aggregate cost of $258.6 million to the Macquarie DDR Trust joint venture and the sale of several outparcels.

(7)	Includes the acquisition of the Benderson portfolio aggregating $2,014.4 million, the consolidation of certain joint venture assets aggregating $37.9 million due to FIN 46 and transfers to DDR from joint ventures of the Littleton, CO and Merriam, KS shopping centers which had an aggregate value of $111.8 million. This also includes the purchase of DDR corporate headquarters for $6.7 million.

(8)	In addition to the asset sales which had an aggregate cost of $62.6 million, this balance includes the sale of several land parcels with an aggregate cost of $41.1 million. This balance also includes the transfer of twelve assets with an aggregate cost of $258.3 million to the Macquarie DDR Trust joint venture, the transfer of twelve assets with an aggregate cost of $124.0 to the DPG Realty Holdings joint venture and the transfer of thirteen assets with an aggregate cost of $203.2 to the DDR Markaz II joint venture.

(9)	Includes the merger of JDN which had an aggregate value of $1,064.0, the acquisition of a shopping center in Broomfield, CO aggregating $55.5, and the transfer from joint ventures of the Leawood, KS and Suwanee, GA shopping centers aggregating $125.9, and the consolidation of the assets aggregating $118.2 million owned by DD Development Company.

(10)	In addition to asset sales which had an aggregate cost of $62.9 million, this balance includes the transfer of seven assets with an aggregate cost of $153.6 million to the joint venture with DDR Markaz LLC (Kuwait Financial Centre), these assets are shopping centers located in Richmond, CA, Winchester, VA, Tampa, FL, Toledo, OH, Highland, IN, Oviedo, FL and Grove City, OH and the sale of several outparcels, which had an aggregate cost of $13.5 million. The balance also includes the transfer of six assets with an aggregate cost of $192.4 million to the Macquarie DDR Trust joint venture, these assets are shopping centers located in Canton, OH, North Olmsted, OH, Independence, MO and St. Paul, MN.

(11)	Includes transfers from joint ventures of the Independence, MO shopping center, Phase IV of the Salisbury, MD shopping center, Canton, OH shopping center, Plainville, CT shopping center, and San Antonio, TX shopping center to DDR.

(12)	Includes a transfer to joint ventures for the newly developed shopping center in Kildeer, Illinois, the sales of shopping centers located in Cape Coral, Florida, Huntsville, Alabama, Ocala, Florida, Orlando, Florida and St. Louis, Missouri, the sale of three outlots, and a write-off of $5.0 million relating to the former K-mart space at North Little Rock, Arkansas which is being redeveloped.
Summary of Wholly Owned Capital Transactions 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006
Wholly Owned and Consolidated Acquisitions
for the Six Month Period Ended June 30, 2006

			Cost	Acquisition
Property Location	GLA	(1)	(Millions)	Date	Major Tenants
Pasadena, CA	556,961		$151.0	01/13/06	Macy’s, Pacific Theatres, Gelson’s Market, DSW Show Warehouse, Loehmann’s, Equinox

San Diego, CA (College)	73,872		$11.1	01/31/06	Mervyn's

Phoenix, AR (Deer Valley)	453,815		$37.6	04/21/06	Target, AMC Theatre, Ross Dress for Less, PetsMart, Michael's, OfficeMax

Total	1,084,648		$199.7

(1)	GLA may include property managed, but not owned.

There were no significant third party dispositions for the six month period ended June 30, 2006.
Wholly Owned Acquisitions and Dispositions 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006
Wholly Owned and Consolidated
Expansion and Redevelopment Projects
for the Six Month Period Ended June 30, 2006

Projects Completed

Ocala, FL	Recaptured the Winn Dixie and expanded the space by 6,000 sf for Hobby Lobby.

Rome, NY	Expansion of the shopping center to accommodate a new Marshall’s (opened 3/06).

Mooresville, NC	Construction of a Gander Mountain (opened 6/06) and relocation of Rugged Warehouse (opened 7/05).

Total Net Cost (Millions)	$15.9

Projects in Progress

Gadsden, AL	Break-up of 64,400 sf building to create a Fred’s (opened 05/04), a Burke’s Outlet (opened 12/04) and another junior anchor.

Lakeland, FL	Construction of a 77,557 sf Bealls Department Store (opened 7/06).

Stockbridge, GA	Redemised space to accommodate a Northern Tool (opened 10/05), Farmer’s Furniture (opened 3/06) and a Goodwill Store.

Ottumwa, IA	Recaptured Wal-Mart and release to Goody’s (opened 9/04), Dollar Tree (opened 8/05) and 35,422 sf of additional junior anchor stores.

Gaylord, MI	Recaptured Wal-Mart and release to Big Lots (opened 10/04), Dunhams (opened 5/05) and 39,767 sf of additional junior anchor stores.

Olean, NY	Relocate two tenants to accommodate Wal-Mart expansion to a Supercenter.

Bayamon, PR (Rio Hondo)	Expansion of the shopping center to construct a Super Marshall’s (opened 11/05), a Comp USA in the former Marshall’s space (opened 6/06), and 19,800 sf of small shops and a freestanding outparcel.

Ft. Union, UT	Demise of former Mervyn’s to accommodate 30,548 sf Ross Dress for Less, 16,975 sf DSW, and another junior anchor and retail shops.

Brookfield, WI	Construction of 15,000 sf free standing building for retail shops

Total Net Cost (Millions)	$57.2

Projects to Commence Construction

Birmingham, AL	Construction of a 8,000 sf free standing outparcel and re-tenanting the former Winn Dixie building.

Crystal River, FL	Construct 9,000 sf Dollar General and 15,000 sf of shops.

Hamilton, NJ	Expansion of the shopping center to construct a 18,000 sf Old Navy and 4,500 sf Bombay Company.

Amherst, NY	Construct 5,300 sf free standing building for retail shops.

Stow, OH	Recapture 116,000 sf K-Mart and release to junior anchor stores. Create outparcels.

Wholly Owned Expansions and Redevelopments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006
Summary of Wholly Owned and Consolidated Development Projects
for the Six Month Period Ended June 30, 2006

					Substantial
			Net Cost		Completion
	GLA		(Millions)		Date	Major Tenants
Projects Substantially Completed

Freehold, NJ	500,000		$25.4	(2)	2005 & 2006	Wal-Mart (opened 3/06), Sam’s Club (opened 4/06), Chase Manhattan, Ocean First Bank, Golden Corral and other retail tenants and outparcels to be announced

Projects in Progress

Miami, FL	634,211		$125.6	(3)	2006 & 2007	Target, Linens N Things, Circuit City, Ross Dress for Less, PetsMart (scheduled to open 4th qtr 2006)
						and additional retail space to be announced

Nampa, ID	858,396		$93.3	(4)	2007	Retail tenants to be announced

McHenry, IL	452,380	(1)	$58.9		2006 & 2007	Dick’s, PetsMart, Bed Bath & Beyond, Best Buy, Office Max and other retail tenants to be announced

Chesterfield, MI	256,549	(1)	$12.7		2006	Wal-Mart, Sportsman Warehouse, 25,400 sf of small shop retail and additional retail space to be announced

Seabrook, NH	398,805	(1)	$36.3	(8)	2007	To be announced

Horseheads, NY	699,163	(1)	$35.8	(5)	2007	Wal-Mart, Kohl's and additional retail space to be announced

Apex, NC (Beaver Creek Crossings-Phase I)	345,254		$56.9	(6)	2006	Consolidated Theaters (opened 5/06), Dick’s, Old Navy, Circuit City, Marshall’s Supercenter, Borders, (scheduled to open 4th quarter 2006) and other retail tenants to be announced

Pittsburgh, PA	367,273	(1)	$15.3		2006	Target (opened 3/06), Sportsmans Warehouse (opened 11/05), Sam’s Club (opened 6/06), PNC Bank and
						Hallmark (opened 3/06) and other retail tenants and restaurants to be announced

San Antonio, TX (Stone Oak)	665,229	(1)	$82.2	(7)	2007	Target, Office Max, Hobby Lobby, DSW, Ann Taylor, TJ Maxx, World Market, Chico’s, Ann Taylor Loft, Joseph Banks, Coldwater Creek, Talbots, Soma, Cold Stone Creamery, Victoria’s Secret, Chili’s and other tenants
						to be announced

Projects to Commence Construction

Homestead, FL	399,711	(1)	$52.0		2007	To be announced

McKinney, TX (Phase II)	87,757		$7.3		2007	To be announced

Wholly Owned Development Totals	5,664,728		$601.7

(1)	Includes square footage not owned by the company.

(2)	Net Project Cost decrease from 4th quarter 2005 due to the replacement of two ground leases with two outparcel sales.

(3)	Net Project Cost increase from 4th quarter 2005 due to the replacement of an anchor ground lease with a mix of build to suit retail tenants.

(4)	Net Project Cost increase from 4th quarter 2005 due to projected GLA increase by approximately 180,000 sf. and replacing a major ground lease space with build to suit retail space.

(5)	Net Project Cost decrease from 4th quarter 2005 due to the replacement of a build to suit retail space with a ground lease that includes sitework reimbursements.

(6)	The asset is being developed with First Carolina Properties who has a 20% minority interest.

(7)	The asset is being developed with David Berndt Interest who has a 50% ownership interest. Net Project Cost increase from 4th quarter 2005 due to elimination of an outparcel sale and slight increase in GLA.

(8)	Net Project Cost decreased from 4th quarter 2005 due to the replacement of a build to suit retail space with a ground lease.
Wholly Owned Developments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006
Wholly Owned and Consolidated Development
Assets Placed in Service as of June 30, 2006

Assets Placed
in Service
Date	(Millions)

As of December 31, 2005	$18.4
1st Quarter 2006	$4.1
2nd Quarter 2006	$17.4
3rd Quarter 2006	$10.5
4th Quarter 2006	$78.7
Thereafter	$472.6

Total	$601.7

Wholly Owned and Consolidated Development
Funding Schedule as of June 30, 2006

Funded as of June 30, 2006	$326.1
Projected Net Funding During 2006	$95.7
Projected Net Funding Thereafter	$179.9

Total	$601.7

Wholly Owned Development Delivery and Funding Schedules 3.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2006
Summary of Consolidated Debt
as of June 30, 2006

		Mortgage		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
SENIOR DEBT:
Unsecured Credit Facilities:
$200 Million Term Loan		$200,000		05/07	5.920
$1.2 Billion Revolving Credit Facility		160,000		06/10	5.461
$60 Million Revolving Credit Facility		0		06/10	NA
Secured Credit Facility:
$400 Million Term Loan		400,000	(2)	06/08	6.067

Total Term and Credit Facility Debt		760,000

PUBLIC DEBT:
Medium Term Notes	F	99,110	(3)	03/07	7.000
Medium Term Notes	F	10,000		07/07	7.020
Unsecured Notes	F	85,000		08/07	6.950
Medium Term Notes	F	2,000		12/07	6.960
Medium Term Notes	F	99,959		01/08	6.625
Medium Term Notes	F	274,409		01/09	3.875
Medium Term Notes	F	199,703		05/10	5.000
Medium Term Notes	F	299,725		07/10	4.625
Medium Term Notes	F	249,271		04/11	5.250
Medium Term Notes	F	348,490		10/12	5.375
Medium Term Notes	F	199,368		05/15	5.500
Medium Term Notes	F	100,000		07/18	7.500

Total Public Debt		1,967,035

MORTGAGE DEBT:
Silver Springs, MD (Tech 29-2)	F	3,327		09/06	9.050
Pickerington, OH	F	3,963		12/06	8.250
Hamilton, NJ	V	65,000		05/07	6.134
Phoenix, AZ (Paradise Valley)	F	16,898	(4)	05/07	7.780
St. Louis, MO (Olympic)	F	3,014		08/07	9.150
Berlin, VT	F	4,940		08/07	9.750
Mt. Laurel, NJ	V	48,000		09/07	6.234
Apex, NC	V	15,573		10/07	6.334
DDR MDT MV, LLC	V	45,923	(5)	10/07	6.054
Tupelo, MS	F	11,317		03/08	4.410
Jacksonville, FL	F	6,493		03/08	4.410
Solon, OH	F	15,676		03/08	4.410
N. Charleston, SC	F	11,224		03/08	4.410
Walker, MI	F	8,256		03/08	4.410
Mt. Pleasant, SC (GS II)	F	7,606		03/08	4.410
Meridian, ID (GS II)	F	24,581		03/08	4.410
Birmingham, AL (GS II)	F	26,622		03/08	4.410
Wilmington, NC (GS II)	F	20,407		03/08	4.410
Durham, NC (GS II)	F	6,957		03/08	4.410
Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2006
Summary of Consolidated Debt
as of June 30, 2006 (con’t)

		Mortgage		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
Stone Oak, TX	V	$5,000	(6)	02/09	6.584
Silver Springs, MD (Tech 29-1)	F	6,638		02/09	7.330
Leawood, KS	F	49,728		07/09	7.310
Martinsville, VA	F	19,545		12/09	8.460
St. Louis, MO (Keller)	F	1,212		01/10	8.625
Deer Valley — Phoenix, AZ	F	17,281		09/10	8.010
DDR MDT MV, LLC	F	212,550	(5)	10/10	5.211
Big Flats, NY (Big Flats I)	F	9,331		12/10	8.011
Plattsburgh, NY	F	9,110		12/10	8.000
Erie, PA	F	25,170		04/11	6.884
Erie, PA	F	2,905		04/11	6.884
Boardman, OH	F	26,140		04/11	6.884
St. Louis, MO (Sunset)	F	33,886		04/11	6.884
St. Louis, MO (Brentwood)	F	25,170		04/11	6.884
Denver, CO (Centennial)	F	37,757		04/11	6.884
Gates, NY (Westgate)	F	24,606		10/11	7.240
Indian Train, NC (Union TC Ph I)	F	6,875		10/11	7.000
Ashtabula, OH	F	6,845		12/11	7.000
West Pasco, FL	F	4,784		02/12	9.625
Denver, CO (Univ Hills)	F	28,086		06/12	7.300
St. Louis, MO (Gravois)	F	1,413		07/12	8.625
N. Charleston, SC	F	10,555		07/12	7.370
Mooresville, NC	F	23,630		12/12	6.930
Big Flats, NY (Big Flats IV)	F	996		01/13	7.600
Big Flats, NY (Big Flats II & III)	F	4,179		01/13	8.010
Buffalo, NY (Delaware Commons)	F	1,063		01/13	6.960
Jamestown, NY (Southside Plaza)	F	1,538		04/13	7.590
Victor, NY (Victor Square)	F	6,552		04/13	5.800
Mays Landing, NJ (Wrangleboro)	F	49,192		05/13	6.990
Beachwood, OH	F	3,368		07/13	7.640
W. Long Branch, NJ (Monmouth)	F	13,448		07/13	8.570
Boynton Beach, FL (Meadows Square)	F	4,171		07/13	6.720
Englewood, FL (Rotonda)	F	1,952		07/13	5.800
Reno, NV	V	3,514		02/15	9.000
Olean, NY	F	4,576		07/15	8.995
Mays Landing, NJ (Hamilton)	F	14,721		09/15	4.700
Columbus, OH (Consumer II West)	F	13,737		11/15	10.188
Amherst, NY (Kmart/Blvd Cons. II)	F	12,076		11/15	7.850
Lockport, NY (Walmart/Tops)	F	12,535		01/16	8.000
Merriam, KS (TIF)	F	7,075		02/16	6.900
Rome, NY (Freedom)	F	4,319		09/16	7.850
Medina, NY	F	3,757		11/16	7.660
Bellefontaine, OH	F	2,278		12/16	7.500
Amherst, NY (Tops Transit + French)	F	5,071		12/16	7.680
Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2006
Summary of Consolidated Debt
as of June 30, 2006 (con’t)

		Mortgage		Maturity	Interest
		Balance(000's)		Date	Rate (1)
Canandaigua, NY	F	$5,553		01/17	6.150
Cheektowaga, NY (Walmart Thruway)	F	4,833		10/17	6.780
Ithaca, NY	F	18,807		01/18	7.050
Amherst, NY (Target/Blvd Cons. II)	F	13,246		07/18	5.670
Springville, NY	F	6,019		07/18	6.375
Niskayuna, NY (Mohawk)	F	24,392		12/18	5.750
Henderson, TN	F	8,777		01/19	7.660
Spring Hill, FL	F	5,051		09/19	9.750
Alden, NY	F	4,337		10/19	8.100
Cedar Rapids, IA	F	9,583		01/20	9.375
Plainville, CT	F	6,985		04/21	7.125
Allentown, PA	F	17,716		06/21	6.950
Princeton, NJ	F	25,506		03/27	8.262
Bayamon, PR (Rio Hondo)	F	56,275		05/28	7.180
San Juan, PR (Senorial Plaza)	F	14,613		05/28	7.180
Bayamon, PR (Rexville Plaza)	F	8,804		05/28	7.180
Arecibo, PR (Atlantico)	F	14,704		05/28	7.180

Total Mortgage Debt		1,349,313

Total Debt		$4,076,348
Adjustment for Reverse Swap		-141	(7)

		$4,076,207

Weighted Average — Total				4.82 years	5.8%

Weighted Average — Fixed		$3,273,338		5.53 years	5.7%

Weighted Average — Floating		$803,010		1.90 years	6.0%

Notes:
F — Fixed Rate Debt                    V — Variable Rate Debt

1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized 2006 deferred finance cost amortization of approximately $8.1 million, net is offset by approximately $9.1 million of annualized fair market value adjustment in 2006.

2.	Secured term loan debt of $200 million has been converted to a fixed rate of 5.99% until June 28, 2010. The interest rate on the term loan of 6.067% is the weighted average rate of all traunches as of June 30, 2006, and reflects the fixed swap rate on $200 million.
3.	Public debt of $60 million has been converted to a variable rate of 7.075%. The remaining balance of $39.1 million is at the stated fixed rate.
4.	The company’s 67% joint venture with Shea and Tatum Associates is consolidated within DDR’s accounts pursuant to EITF 04-05.
5.	The company’s 50% joint venture with DDR Macquarie is consolidated within DDR’s accounts pursuant to FIN 46.
6.	The company’s 50% joint venture with David Berndt Interests is consolidated within DDR’s accounts pursuant to FIN 46.
7.	Offset included in other liabilities.
Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2006
Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of June 30, 2006
(000’s)

	2006 Payments	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	Thereafter	Total
PROPERTY MORTGAGES
Plainville, CT (TIF)											7,100	7,100
Tupelo, MS	300	313	10,852									11,466
Jacksonville, FL	172	180	6,227									6,579
Reno, NV	59	64	67	73	78	84	89	96	103	2,831		3,544
Denver, CO (Univ Hills)	562	604	650	699	752	809	24,286					28,361
Henderson, TN	395	426	460	497	536	578	624	674	727	785	3,270	8,971
Allentown, PA	666	714	765	820	879	942	1,009	1,082	1,159	1,242	8,767	18,044
Erie, PA	293	314	331	360	386	23,638						25,322
Erie, PA	33	36	38	41	44	2,731						2,923
Phoenix, AZ (Deer Valley)	200	217	231	255	16,479							17,381
Martinsville, VA	221	241	258	18,936								19,656
Boardman, OH	303	325	343	373	400	24,553						26,297
Solon, OH	415	434	15,033									15,883
St. Louis, MO (Sunset)	392	421	444	483	518	31,832						34,090
St. Louis, MO (Brentwood)	293	314	331	360	386	23,638						25,322
Denver, CO (Centennial)	438	469	496	539	578	35,464						37,984
Cedar Rapids, IA	346	380	417	458	503	552	606	665	730	802	4,292	9,752
St. Louis, MO (Olympic)	367	2,826										3,193
St. Louis, MO (Gravois)	355	389	292	115	125	136	170					1,582
St. Louis, MO (Keller)	289	315	343	374	33							1,353
N. Charleston, SC	297	311	10,763									11,372
Walker, MI	219	229	7,917									8,364
Mt. Pleasant, SC	201	211	7,294									7,706
Meridian, ID	651	681	23,573									24,905
Birmingham, AL	705	737	25,530									26,972
Wilmington, NC	541	565	19,570									20,676
Berlin, VT		4,940										4,940
Spring Hill, FL	187	206	227	251	276	304	335	370	407	449	2,129	5,142
West Pasco, FL							4,784					4,784
Princeton, NJ	389	423	454	499	543	590	636	697	758	823	19,887	25,699
Beachwood, OH	359	387	420	451	487	525	567	349				3,544
Phoenix, AZ	323	16,733										17,056
Leawood, KS	1,201	1,292	1,390	46,435								50,318
Durham, NC	184	193	6,672									7,049
Bellefontaine, OH	143	154	166	179	193	208	224	241	260	280	302	2,349
Pickerington, OH	4,079											4,079
Silver Springs, MD (Tech 29-1)	170	183	196	6,173								6,722
Silver Springs, MD (Tech 29-2)	3,376											3,376
Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2006
Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of June 30, 2006 (con’t)
(000’s)

	2006 Payments	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	Thereafter	Total
Jamestown, NY (Southside Plaza)	165	178	193	208	225	242	262	147				1,619
Ithaca, NY	1,052	1,128	1,210	1,298	1,393	1,494	1,603	1,720	1,845	1,980	4,599	19,323
Columbus, OH (Consumer II West)	420	465	514	568	628	694	767	848	937	8,103		13,942
Olean, NY	326	357	390	427	467	511	559	611	669	418		4,736
N. Charleston, SC	206	222	239	257	277	298	9,152					10,651
W. Long Branch, NJ (Monmouth)	1,382	1,506	1,640	1,786	1,945	2,119	2,307	1,440				14,125
Big Flats, NY (Big Flats I)	1,724	1,867	2,022	2,190	2,374							10,176
Mays Landing, NJ (Wrangleboro)	2,094	2,245	2,407	2,581	2,767	2,967	3,181	31,980				50,221
Plattsburgh, NY	1,683	1,823	1,974	2,138	2,318							9,936
Amherst, NY (Kmart/Blvd Cons. II)	868	938	1,015	1,097	1,187	1,283	1,388	1,500	1,623	1,603		12,501
Big Flats, NY (Big Flats IV)	63	68	73	79	86	92	100	466				1,027
Lockport, NY (Walmart/Tops)	872	944	1,022	1,107	1,199	1,298	1,406	1,523	1,649	1,786	155	12,962
Big Flats, NY (Big Flats II)	462	501	543	589	639	693	751	227				4,406
Amherst, NY (Tops Transit + French)	315	340	367	396	427	461	498	538	580	627	677	5,225
Amherst, NY (Target/Blvd Cons. II)	764	808	856	905	958	1,014	1,073	1,135	1,201	1,271	3,637	13,623
Medina, NY	236	255	275	297	320	346	373	403	435	469	463	3,873
Mays Landing, NJ (Hamilton)	1,271	1,332	1,396	1,463	1,534	1,607	1,684	1,765	1,850	1,446		15,349
Gates, NY (Westgate)	301	324	349	375	404	23,003						24,757
Boynton Beach, FL (Meadows Square)	453	485	519	556	595	637	682	483				4,410
Rome, NY (Freedom)	273	295	319	345	374	404	437	472	511	552	469	4,452
Englewood, FL (Rotonda)	223	236	250	265	281	298	315	193				2,062
Mooresville, NC	279	300	322	345	370	397	426	21,332				23,770
Alden, NY	160	173	188	208	246	266	289	313	343	393	1,836	4,416
Indian Train, NC (Union TC Ph I)	88	95	102	109	117	6,407						6,919
Cheektowaga, NY (Walmart Thruway)	284	304	325	348	372	398	426	456	487	521	1,053	4,973
Ashtabula, OH	87	93	100	107	115	6,385						6,888
Buffalo, NY (Delaware Commons)	127	137	146	157	168	180	193	17				1,125
Springville, NY	331	353	376	401	427	455	485	517	551	587	1,700	6,182
Niskayuna, NY (Mohawk)	1,335	1,414	1,497	1,585	1,679	1,778	1,883	1,994	2,112	2,237	7,535	25,049
Canandaigua, NY	373	396	421	448	476	507	539	573	609	647	748	5,736
Victor, NY (Victor Square)	95	100	107	113	120	127	135	5,802				6,599
Bayamon, PR (Rio Hondo)	941	1,011	1,076	1,169	1,256	1,351	1,442	1,561	1,679	1,805	43,451	56,743
San Juan, PR (Senorial Plaza)	244	263	279	303	326	351	375	405	436	469	11,283	14,735
Bayamon, PR (Rexville Plaza)	147	158	168	183	197	211	226	244	263	282	6,798	8,877
Arecibo, PR (Atlantico)	246	264	281	305	328	353	377	408	439	472	11,353	14,826
Merriam, KS (TIF)											7,975	7,975
DDR MDT MV, LLC		45,923			212,550							258,473
Hamilton, NJ		65,000										65,000
Payments Made Through 6/30/06	(16,775)											(16,775)

Total — Property Mortgages	22,240	168,527	164,711	103,078	262,338	205,213	66,662	83,248	22,364	32,881	149,478	1,280,740
Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2006
Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of June 30, 2006 (con’t)
(000’s)

	2006 Payments	2007 Payments		2008 Payments		2009 Payments	2010 Payments		2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	Thereafter	Total
CONSTRUCTION LOANS
$68 Million Construction Loan						5,000									5,000
(Compass Bank)
$20 Million Construction Loan		15,573													15,573
(National City Bank)
$48 Million Construction Loan		48,000													48,000
(Wachovia Bank)

Total — Construction Loans	0	63,573		0		5,000	0		0	0	0	0	0	0	68,573

DEBT OFFERINGS
Senior Notes		111,110		99,959		274,409	499,428		249,271	348,490			199,368	100,000	1,882,036
Unsecured Notes		85,000													85,000

Total — Debt Offerings	0	196,110		99,959		274,409	499,428		249,271	348,490	0	0	199,368	100,000	1,967,035

Total — Property	22,240	428,210		264,671		382,487	761,765		454,484	415,152	83,248	22,364	232,249	249,478	3,316,348
Mortgages, Construction Loans & Debt Offerings

REVOLVING CREDIT FACILITIES & TERM LOANS
$1.2 Billion Unsecured Credit							160,000	(1)							160,000
(JPMorgan Chase)
$400 Million Secured Term				400,000	(1)										400,000
(Key Bank)
$200 Million Unsecured Term		200,000	(1)												200,000
(JPMorgan Chase)
$60 Million Unsecured Credit							0	(1)							0
(National City Bank)

Total — Debt	$22,240	$628,210		$664,671		$382,487	$921,765		$454,484	$415,152	$83,248	$22,364	$232,249	$249,478	$4,076,348

Notes:
(1)	Balance at June 30, 2006 on revolving credit facilities. The $1.2 billion JPMorgan Chase facility has one one-year extension option to 2011. The $400 million Key Bank facility has two one-year extension options to 2010. The $200 million JPMorgan facility has one one-year extension option to 2008. The $60 million National City Bank facility has one one-year extension option to 2011.
Summary of Consolidated Mortgage Principal Payments Corporate Debt Maturities 3.4

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of June 30, 2006

		RVIP III B			RVIP VIII		Community Centers
	RVIP III (3)	Deer Park, IL	RVIP VI	RVIP VII	Tech Ridge LLC	DPG	Five	Kildeer, IL
Real Estate Assets	$0.8	$84.0	$7.7	$121.0	$33.9	$130.4	$266.2	$31.0
Accumulated Depreciation	0.0	(10.6)	(1.1)	(15.5)	(2.3)	(5.2)	(43.5)	(2.5)

Real Estate, net	0.8	73.4	6.6	105.5	31.6	125.2	222.7	28.5

Receivables, Net	0.2	1.0	0.4	2.0	0.9	1.2	6.1	0.5
Other assets	0.9	1.5	1.7	7.0	1.2	1.9	8.3	0.5
Disproportionate Share of Equiity	—	—	—	—	—	—	—	—

	$1.9	$75.9	$8.7	$114.5	$33.7	$128.3	$237.1	$29.5

Mortgage Debt	$0.0	$56.5	$3.0	$74.0	$23.4	$11.1	$298.0	$19.5
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.0
Other liabilities	0.4	2.8	0.4	16.2	1.1	2.5	3.6	0.6

	0.4	59.3	3.4	90.2	24.5	13.6	301.7	20.1
Accumulated equity (deficit)	1.5	16.6	5.3	24.3	9.2	114.7	(64.6)	9.4
Disproportionate Share of Equiity	—	—	—	—	—	—	—	—

	$1.9	$75.9	$8.7	$114.5	$33.7	$128.3	$237.1	$29.5

Proportionate share of other assets/liabilities, net	$0.2	($0.1)	$0.4	($1.5)	$0.2	$0.1	$5.4	$0.0

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the period ended June 30, 2006

		RVIP III B			RVIP VIII		Community Centers
	RVIP III (3)	Deer Park, IL	RVIP VI	RVIP VII	Tech Ridge LLC	DPG	Five	Kildeer, IL
Revenues from operations	$0.0	$6.0	$0.5	$7.6	$2.8	$6.4	$18.7	$2.0
Rental operation expenses	0.0	(2.1)	(0.1)	(2.3)	(1.1)	(1.7)	(5.6)	(0.5)

Net operating income	0.0	3.9	0.4	5.3	1.7	4.7	13.1	1.5
Depreciation and amortization expense	0.0	(1.1)	(0.1)	(1.5)	(0.5)	(1.6)	(3.2)	(0.3)
Interest expense	0.0	(1.8)	(0.1)	(2.8)	(0.7)	(0.4)	(8.5)	(0.6)

Income (loss) before gain on sale	0.0	1.0	0.2	1.0	0.5	2.7	1.4	0.6
Gain (loss) on sale of real estate	0.0	0.0	(1.8)	(0.0)	0.0	0.0	0.0	0.0
Discontinued operations	(0.1)	0.0	(0.1)	0.3	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—

Net income (loss)	($0.1)	$1.0	($1.7)	$1.3	$0.5	$2.7	$1.4	$0.6
DDR Ownership interest	***	***	***	***	***	10%	50%	10%

	($0.0)	$0.4	($0.5)	$0.3	$0.1	$0.3	$0.7	$0.1
Amortization of basis differential	0.0	0.0	(0.2)	0.0	0.0	0.0	0.1	0.0

	$0.0	$0.4	($0.7)	$0.3	$0.1	$0.3	$0.8	$0.1

Proportionate share of net operating income (6)	$0.0	$1.0	$0.1	$1.1	$0.4	$0.5	$6.6	$0.2

Proportionate share of interest expense (6)	$0.0	$0.5	$0.0	$0.6	$0.2	$0.0	$4.3	$0.1

Funds From Operations (“FFO”):
Net income (loss)	($0.1)	$1.0	($1.7)	$1.3	$0.5	$2.7	$1.4	$0.6
Depreciation of real property	0.0	1.1	0.4	1.5	0.5	1.6	3.2	0.3
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—

	($0.1)	$2.1	($1.3)	$2.8	$1.0	$4.3	$4.6	$0.9
DDR ownership interest	***	***	***	***	***	10%	50%	10%

DDR FFO	($0.0)	$0.8	($0.4)	$0.9	$0.4	$0.4	$2.3	$0.1

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of June 30, 2006

	Lennox Town	Sun Center	Dublin			Service Merchandise	Jefferson
	Center (2)	Limited (2)	Village (3)	DOTRS	Littleton, CO (3)	(4)	County, MO	Apex IV (3)
Real Estate Assets	$21.0	$25.9	$0.1	$25.5	$3.1	$129.5	$6.6	$17.1
Accumulated Depreciation	(4.2)	(6.7)	0.0	(4.8)	0.0	(10.8)	(0.5)	0.0

Real Estate, net	16.8	19.2	0.1	20.7	3.1	118.7	6.1	17.1

Receivables, Net	1.4	0.8	0.0	0.9	0.0	17.0	0.0	0.0
Other assets	0.5	0.9	0.0	0.4	0.2	39.8	0.3	0.1
Disproportionate Share of Equiity	—	—	—	—	—	—	—	—

	$18.7	$20.9	$0.1	$22.0	$3.3	$175.5	$6.4	$17.2

Mortgage Debt	$17.8	$20.4	$0.0	$10.0	$0.0	$28.8	$3.7	$0.0
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	90.6	3.1	14.8
Other liabilities	0.6	0.5	0.0	0.3	0.2	17.8	0.1	2.2

	18.4	20.9	0.0	10.3	0.2	137.2	6.9	17.0
Accumulated equity (deficit)	0.3	0.0	0.1	11.7	3.1	38.3	(0.5)	0.2
Disproportionate Share of Equiity	—	—	—	—	—	—	—	—

	$18.7	$20.9	$0.1	$22.0	$3.3	$175.5	$6.4	$17.2

Proportionate share of other assets/liabilities, net	$0.6	$1.0	($0.0)	$0.5	($0.0)	$9.6	$0.1	($0.4)

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$68.3	$1.5	$11.8

Combining Statements of Operations
for the period ended June 30, 2006

	Lennox Town	Sun Center	Dublin			Service Merchandise	Jefferson
	Center (2)	Limited (2)	Village (3)	DOTRS	Littleton, CO (3)	(4)	County, MO	Apex IV (3)
Revenues from operations	$2.3	$2.3	($0.0)	$2.0	$0.0	$12.5	$0.3	$0.0
Rental operation expenses	(0.7)	(0.6)	(0.0)	(0.5)	(0.0)	(6.0)	(0.1)	0.0

Net operating income	1.6	1.7	0.0	1.5	(0.0)	6.5	0.2	0.0
Depreciation and amortization expense	(0.2)	(0.4)	0.0	(0.3)	0.0	(3.9)	(0.1)	0.0
Interest expense	(0.7)	(0.8)	0.0	(0.3)	0.0	(5.0)	(0.2)	0.0

Income (loss) before gain on sale	0.7	0.5	0.0	0.9	(0.0)	(2.4)	(0.1)	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	(0.1)	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.3	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—

Net income (loss)	$0.7	$0.5	$0.0	$0.9	($0.0)	($2.2)	($0.1)	$0.0
DDR Ownership interest	***	***	63%	50%	50%	***	50%	20%

	$0.4	$0.4	($0.0)	$0.4	($0.0)	($0.5)	($0.1)	$0.0
Amortization of basis differential	(0.1)	(0.1)	0.0	0.0	0.0	0.0	0.0	0.0

	$0.3	$0.3	$0.0	$0.4	$0.0	($0.5)	($0.1)	$0.0

Proportionate share of net operating income (6)	$0.8	$1.4	($0.0)	$0.7	($0.0)	$1.6	$0.1	$0.0

Proportionate share of interest expense (6)	$0.4	$0.6	$0.0	$0.1	$0.0	$1.2	$0.1	$0.0

Funds From Operations (“FFO”):

Net income (loss)	$0.7	$0.5	($0.0)	$0.9	($0.0)	($2.2)	($0.1)	$0.0
Depreciation of real property	0.2	0.4	0.0	0.3	0.0	3.9	0.1	0.0
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—

	$0.9	$0.9	$0.0	$1.2	($0.0)	$1.7	$0.0	$0.0
DDR ownership interest	***	***	63%	50%	50%	25%	50%	20%

DDR FFO	$0.5	$0.7	($0.0)	$0.6	($0.0)	$0.4	($0.0)	$0.0

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of June 30, 2006

									Coventry II
	Sansone Group /			Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	DDR Merriam,
	DDRC LLC	DDR Markaz	DDR Markaz II	Ward Parkway	Totem Lakes	Phoenix Spectrum	Westover	Buena Park	KS
Real Estate Assets	$0.5	$167.4	$202.4	$59.5	$39.7	$71.6	$24.5	$94.6	$19.8
Accumulated Depreciation	(0.3)	(12.3)	(8.8)	(2.8)	(1.6)	(2.7)	(0.3)	(2.8)	$0.0

Real Estate, net	0.2	155.1	193.6	56.7	38.1	68.9	24.2	91.8	19.8

Receivables, Net	1.4	2.3	1.3	2.0	0.1	1.4	0.3	0.7	0.0
Other assets	2.6	5.7	6.8	0.9	0.6	2.1	0.9	0.9	0.0
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	0.3

	$4.2	$163.1	$201.7	$59.6	$38.8	$72.4	$25.4	$93.4	$20.1

Mortgage Debt	$0.0	$110.0	$150.5	$36.0	$26.0	$40.0	$16.9	$61.0	$18.5
Amounts payable to DDRC	0.0	0.8	0.3	0.0	0.0	0.0	0.0	0.0	$0.0
Other liabilities	0.9	2.1	0.4	1.6	0.8	7.4	0.6	2.2	$0.6

	0.9	112.9	151.2	37.6	26.8	47.4	17.5	63.2	19.1
Accumulated equity (deficit)	3.3	50.2	50.5	22.0	12.0	25.0	7.9	30.2	1.0
Disproportionate Share of Equiity	—	—	—	—	—	—	—	—	—

	$4.2	$163.1	$201.7	$59.6	$38.8	$72.4	$25.4	$93.4	$20.1

Proportionate share of other assets/liabilities, net	$1.5	$1.2	$1.6	$0.3	($0.0)	($0.8)	$0.1	($0.1)	($0.1)

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the period ended June 30, 2006

									Coventry II
	Sansone Group /			Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	DDR Merriam,
	DDRC LLC	DDR Markaz	DDR Markaz II	Ward Parkway	Totem Lakes	Phoenix Spectrum	Westover	Buena Park	KS
Revenues from operations	$1.4	$10.8	$10.8	$4.1	$1.8	$3.6	$1.4	$6.0	$0.0
Rental operation expenses	0.0	(3.4)	(3.8)	(2.0)	(0.7)	(1.7)	(0.7)	(2.7)	$0.0

Net operating income	1.4	7.4	7.0	2.1	1.1	1.9	0.7	3.3	0.0
Depreciation and amortization expense	0.0	(2.1)	(2.8)	(0.6)	(0.3)	(0.6)	(0.2)	(1.0)	0.0
Interest expense	0.0	(2.4)	(4.0)	(1.3)	(0.9)	(0.8)	(0.3)	(1.9)	0.0

Income (loss) before gain on sale	1.4	2.9	0.2	0.2	(0.1)	0.5	0.2	0.4	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—	—

Net income (loss)	$1.4	$2.9	$0.2	$0.2	($0.1)	$0.5	$0.2	$0.4	$0.0
DDR Ownership interest	***	20%	20%	20%	20%	20%	20%	20%	20%

	$0.7	$0.6	$0.1	$0.0	($0.0)	$0.1	$0.0	$0.1	($0.0)
Amortization of basis differential	(0.2)	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0

	$0.5	$0.7	$0.2	$0.0	$0.0	$0.1	$0.0	$0.1	$0.0

Proportionate share of net operating income (6)	$0.7	$1.5	$1.4	$0.4	$0.2	$0.4	$0.1	$0.7	($0.0)

Proportionate share of interest expense (6)	$0.0	$0.5	$0.8	$0.3	$0.2	$0.1	$0.1	$0.4	$0.0

Funds From Operations (“FFO”):

Net income (loss)	$1.4	$2.9	$0.2	0.2	(0.1)	0.5	0.2	0.4	(0.0)
Depreciation of real property	0.0	2.1	2.8	0.6	0.3	0.6	0.2	0.9	0.0
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate Share of Income	—	—	—	—	—	—	—	—	—

	$1.4	$5.0	$3.0	$0.8	$0.2	$1.1	$0.4	$1.3	$0.0
DDR ownership interest	***	20%	***	20%	20%	20%	20%	20%	20%

DDR FFO	$0.7	$1.0	$0.7	$0.2	$0.0	$0.2	$0.1	$0.3	($0.0)

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of June 30, 2006

	Coventry II DDR	Coventry II DDR	Coventry II DDR	DDR/Macquarie		DDR/Macquarie	Sold/Acquired JVs		DDRs Proportionate
	Tri-County Mall	Fairplain Plaza	Montgomery Farm	Fund LLC	DDR MDT PS LLC	Management	(5)	Total	Share
Real Estate Assets	$194.4	$26.9	$10.9	$1,726.8	$117.6	$0.0	$0.1	$3,660.5	$722.4
Accumulated Depreciation	(0.5)	(0.1)	0.0	(70.3)	(0.2)	0.0	0.0	(210.1)	(58.8)

Real Estate, net	193.9	26.8	10.9	1,656.5	117.4	0.0	0.1	3,450.4	663.6

Receivables, Net	1.5	0.0	0.0	28.1	3.6	0.0	0.0	75.3	17.0
Other assets	20.3	0.4	2.1	29.6	3.3	7.1	0.7	149.0	35.9
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	4.2	(7)

	$215.7	$27.2	$13.0	$1,714.2	$124.3	$7.1	$0.8	$3,674.7	$720.7

Mortgage Debt	$170.0	$0.0	$0.0	$1,026.0	$86.0	$0.0	$0.0	$2,307.1	$502.1
Amounts payable to DDRC	0.0	0.0	0.0	2.3	0.0	$0.1	0.0	112.0	27.4
Other liabilities	43.8	24.6	13.0	13.9	1.8	$0.2	0.7	164.0	33.8

	213.8	24.6	13.0	1,042.2	87.8	0.3	0.7	2,583.1	563.3
Accumulated equity (deficit)	1.9	2.6	0.0	672.0	36.5	6.8	0.1	1091.6	153.2
Disproportionate Share of Equity	—	—	—	—	—	—	—	—	4.2	(7)

	$215.7	$27.2	$13.0	$1,714.2	$124.3	$7.1	$0.8	$3,674.7	$720.7

Proportionate share of other assets/liabilities, net	($4.0)	($4.9)	($1.1)	$6.4	$0.0	$3.1	$0.2	$19.7

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$81.6

Combining Statements of Operations
for the period ended June 30, 2006

	Coventry II DDR	Coventry II DDR	Coventry II DDR	DDR/Macquarie		DDR/Macquarie	Sold/Acquired JVs		DDRs Proportionate
	Tri-County Mall	Fairplain Plaza	Watters Creek	Fund LLC	DDR MDT PS LLC	Management	(5)	Total	Share
Revenues from operations	$2.8	$0.2	$0.0	$95.6	$0.7	$0.8	$3.7	$207.0	$45.8
Rental operation expenses	(0.7)	(0.1)	0.0	(29.2)	(0.5)	(0.2)	(0.6)	(67.5)	(14.6)

Net operating income	2.1	0.1	0.0	66.4	0.2	0.6	3.1	139.5	31.2
Depreciation and amortization expense	(0.5)	(0.1)	0.0	(18.3)	(0.2)	(0.3)	(0.2)	(40.3)	(8.6)
Interest expense	(1.7)	(0.2)	0.0	(23.0)	(0.4)	0.0	(0.6)	(59.5)	(14.3)

Income (loss) before gain on sale	(0.1)	(0.2)	0.0	25.1	(0.4)	0.3	2.3	39.7	8.3
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(1.8)	(0.5)
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.2	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.3	0.1
Disproportionate Share of Income	—	—	—	—	—	—	—	—	1.9 (8)

Net income (loss)	($0.1)	($0.2)	$0.0	$25.1	($0.4)	$0.3	$2.3	$38.4	$9.8
DDR Ownership interest	20%	20%	20%	***	***	***	***	***

	($0.0)	($0.0)	$0.0	$5.3	$0.2	$0.2	$0.7	$9.8	$9.8
Amortization of basis differential	0.0	0.0	0.0	0.0	0.0	0.5	0.0	0.2	0.2

	$0.0	$0.0	$0.0	$5.3	0.2	0.7	$0.7	$10.0	$10.0

Proportionate share of net operating income (6)	$0.4	$0.0	$0.0	$9.6	$0.0	$0.3	$1.0	$31.2

Proportionate share of interest expense (6)	$0.3	$0.0	$0.0	$3.3	$0.0	$0.0	$0.2	$14.3

Funds From Operations (“FFO”):
Net income (loss)	(0.1)	(0.1)	0.0	25.0	(0.3)	0.3	2.3	38.4	9.8
Depreciation of real property	0.5	0.1	0.0	18.3	0.0	0.0	0.2	40.6	8.7
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	(0.0)	0.0	(0.0)
Disproportionate Share of Income	—	—	—	—	—	—	—	—	0.8 (9)

	$0.4	$0.0	$0.0	$43.3	($0.3)	$0.3	$2.5	$79.0	$19.2

DDR ownership interest	20%	20%	20%	***	***	***	***	***

DDR FFO	$0.1	$0.0	$0.0	$7.9	$0.2	$0.3	$0.9	$19.2

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

(1)	Amounts may differ slightly from actual results, due to rounding.

(2)	Asset values reflect historical cost basis due to acquisition of partnership interest (i.e. does not reflect step up in basis).

(3)	Represents undeveloped land.

(4)	The Company owns an approximate 25% economic interest in a joint venture that acquired the designation rights to real estate assets owned and controlled by Service Merchandise. Tax expense, if applicable, is reflected in DDR Consolidated Statement of Operations.
The joint venture’s interest expense of $4.1 million for the six months ended June 30, 2006 relates to a loan payable to DDR and is reflected in revenues from operations in the Company’s Consolidated Statement of Operations.

(5)	Represents residual joint venture assets sold to the MDT Joint Venture and operating income of the joint ventures in Salisbury, Maryland, Pasedena, California and Phoenix, Arizona acquired by DDR in 2006.

(6)	Does not include share of net operating income or interest expense for sales of properties classified as discontinued operations.

(7)	Adjustments represent the effect of promoted equity structures. These adjustments are primarily at the RVIP IIIB, RVIP VII and the DDR/Macquarie Fund LLC joint ventures.

(8)	Adjustments represent the effect of promoted interests on DDR’s share of the income primarily RVIP IIIB joint venture which has ongoing operations and an asset management promote through DDR/Macquarie Fund LLC.

(9)	Adjustments associated with Coventry’s minority ownership interests primarily at the RVIP IIIB, RVIP VII, and RVIP VIII joint ventures.

***	See Section 4.2, Joint Venture Summaries, discussing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.
Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP III
Date Formed:	January 1998
Property Name/Location:	City Place — Long Beach, CA

Major Tenants:	None (Property Sold on 8/2/05)

Partnership Structure	1% — Coventry Real Estate Partners
Equity Contribution:	24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% return on equity

Promote (current):	33% Coventry Real Estate Partners (75% owned by DDR) once limited partners have received a 10% preferred return on equity

Fees to DDR
Management Fee:	3.5% of gross rents
Construction Management Fee:	5% of cost of construction (including architectural & engineering and other soft costs)
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A
Capital Structure (in millions)

DDR	$0.2
PREI	0.8
Coventry	0.5

Total Capital	$1.5

Debt	$—

Total Debt & Equity	$1.5

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP IIIB
Date Formed:	September 2000
Property Name/Location:	Deer Park, IL

Major Tenants:	Century Theater	Pottery Barn
	Talbots	Coldwater Creek
	Restoration Harware	J. Crew
	Victoria’s Secret	Pier One Imports
	GAP	Banana Republic
	Barnes & Noble	Ann Taylor

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (75% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5% of gross rents
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A
Capital Structure (in millions)

DDRC	$3.8
Prudential	10.9
Coventry	1.9

Total Capital	$16.6

Debt	$56.5

Total Debt & Equity	$73.1

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP VI
Date Formed:	October 1999
Property Name/Location:	Cherokee North — Overland Park, KS

Major Tenants:	Osco Drug
Deals Nothing Over $1
Bargains 365

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (75% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5% of gross operating revenues
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Capital Structure (in millions)

DDR	$1.3
PREI	3.9
Coventry	0.1

Total Capital	$5.3

Debt	$3.0

Total Debt & Equity	$8.3

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program VII LLC
Date Formed:	November 2000
Property Name/Location:	The joint venture consists of the following 3 properties:

Downtown Pleasant Hill — Pleasant Hill, CA
Puget Park Shopping Center — Everett, WA
Valley Central Shopping Center — Lancaster, CA

Major Tenants:	Century Theater	Michael’s
	Ross Stores	Staples
	Circuit City	Bed, Bath & Beyond
	Wal-Mart	Albertson’s
	Cinemark	Marshalls

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
20% — DDR
79% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
20% — DDR
79% — Prudential Real Estate Investors
Up to a leveraged 11% return on equity (10% year one, 10.5% year two, 11% thereafter)

Promote (current):	(i) Pro rata in proportion to the member’s invested capital until the members have received, on a cumulative basis, an amount equal to the preferred return, (ii) 75% to all members in proportion to their invested capital and 25% to Coventry Real Estate P

Fees to DDR
Management Fee:	3.2% of gross rents
Construction Management Fee:	5% of hard and soft costs
Asset Management Fee:	.6% (DDR’s pro-rata share of Coventry’s .8% fee)
Leasing Fees (without co-broker):	5% on new leases on years 1-5; 2.5% on years 6-10 (spaces < 15,000 square feet)
4% on new leases on years 1-5; 2% on years 6-10 (spaces > 15,000 square feet)
3% on new leases on years 1-5; 1.5% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Capital Structure (in millions)

DDR	$3.6
PREI	14.1
Coventry	6.6

Total Capital	$24.3

Debt	$74.0

Total Debt & Equity	$98.3

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP VIII
Date Formed:	September 2003
Property Name/Location:	Shops@tech.ridge — Austin, TX

Major Tenants:	Target	Linen’s ‘N Things
	Pier One	Toys ‘R Us
	Dress Barn	Hobby Lobby
	Rack Room Shoes	Office Depot
PetsMart
Ross Dress for Less

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors

Promote (current):	Up to a leveraged 10% preferred return on equity 33% Coventry Real Estate Partners (75% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5% of gross rents
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	N/A
Leasing Fees: *	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 9,999 square feet)
4% on new leases on years 1-5; 2% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot (spaces 20,000 square feet and greater)
3% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.5% on renewals on years 1-5; 1.25% on remainder of term (spaces 5,000 - 9,999 square feet)
2% on renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot on renewals (spaces 20,000 square feet and greater)
4% on new leases years 1-5; 2% years 6-10; (outparcels/ground leases)
2% on renewals on years 1-5; 1% years 6-10 (outparcesl/ground leases)
6% on Gross Sales Price up to $500,000 (outparcels)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Development Fee: *	5% of all development and tenant improvement work performed
Tenant Coordination Fee: *	$5,000 for each in-line space less than 10,000 square feet
Capital Structure (in millions)

DDRC	$2.5
Prudential	7.3
Coventry	(0.6)

Total Capital	$9.2

Debt	$23.4

Total Debt & Equity	$32.6

* Fees shall not be paid with respect to the initial leasing or development.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	DPG Realty Holdings LLC
Date Formed:	October 2004
Property Name/Location:	The joint venture consists of the following twelve properties:

	Tops Plaza — Elmira, NY	Tops Plaza — Avon, NY
	Tops Plaza — Hamburg, NY	Tops Plaza — Hamlin, NY
	Tops Plaza — Norwich, NY	Farragut Pointe — Farragut, TN
	Tops-Gander Mnt. Plaza — Tonawanda, NY	Columbia Square — Columbia, TN
	Tops Plaza — Arcade, NY	Five Forks Crossing — Lilburn, GA
	Tops Plaza — Tonawanda, NY	Five Forks Village — Lawrenceville, GA

Major Tenants:	Bi-Lo
BJ’s Wholesale Club
Gander Mountain Company
Kroger
Tops

Partnership Structure
Equity Contribution:	10.0% — JDN QRS, Inc.
90.0% — Prudential Insurance Company of America (PICA)

Cash Flow Distribution:	10.0% — JDN QRS, Inc.
90.0% — Prudential Insurance Company of America (PICA)

Fees to DDR
Management Fee:	4% of gross income
Construction Supervision Fee:	5% of gross cost of all development and tenant improvement work (including hard and soft costs)
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term, max 10 yrs. (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term, max 10 yrs. (spaces 5,000 - 10,000 square feet)
4% on new leases on years 1-5; 2% on remainder of term, max 10 yrs. (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
3% for renewals on years 1-5; 1.5% on remainder of term, max 10 yrs. (spaces < 5,000 square feet)
2.5% for renewals on years 1-5; 1.25% on remainder of term, max 10 yrs. (spaces 5,000 - 10,000 square feet)
2% for renewals on years 1-5; 1% on remainder of term, max 10 yrs. (spaces 10,000 - 20,000 square feet)
$2 per square foot for renewals with a material amendment to the lease; 1$ if renewed without a material amendment (spaces > 20,000 sqaure feet)
4% on new outparacesl/ground leases on years 1-5; 2% on remainder of term, max 10 years
2% on renewal outparcels/ground leases on years 1-5; 1% on remainder of term, max 10 years
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,000 - $1,000,000 (outparcel sales)
4% of gross sales prices ≥ $1,000,000 (outparcel sales)
Capital Structure (in millions)

JDN	$11.5
PICA	103.2

Total Capital	$114.7

Debt	$11.1

Total Debt & Equity	$125.8

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Five, L.P.
Date Formed:	September, 1998; DDRA CC Seven, L.P. merged July, 2005
Property Name/Location:	The joint venture consists of the following six properties:

	Foothills Towne Center — Ahwatukee, AZ		Maple Grove Crossing — Maple Grove, MN
	Arrowhead Crossing — Phoenix, AZ		Tanasbourne Town Center — Portland, OR
	Eagan Promenade — Eagan, MN		Eastchase Market — Fort Worth, TX

Major Tenants:	AMC Theatre	Ethan Allen (not owned)	OfficeMax
	Ashley’s Furniture	Famous Footwear	Old Navy
	Babies ‘R Us	Gander Mountain	Petco
	Barnes & Noble	Haggan’s	Petsmart
	Bassett Furniture	JoAnn, Etc.	Pier 1 Imports
	Bed Bath & Beyond	Kohl’s Department	Ross Dress for Less
	Best Buy	Linens ‘N Things	Staples
	Byerly’s	Mac Frugal’s	Stein Mart
	Circuit City	Mervyns (not owned)	Target (not owned)
	Comp USA	Michael’s	TJ Maxx
	Cub Foods (not owned)	Nordstrom Rack (not owned)	United Artists Theatre
	DSW Shoe Warehouse	Office Depot

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000
Capital Structure (in millions)

DDR	$(32.3)
DRA Advisors	(32.3)

Total Capital (1)	$(64.6)

Payable to DDR	$0.1

Debt	$298.0

Total Debt & Equity	$233.5

(1) Equity position is attributable to the Company refinancing mortgage debt at the fair market value of the assets, which is different than the historical net assets of the joint venture.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	DDRA Kildeer LLC
Date Formed:	March 28, 2002
Property Name/Location:	The Shops at Kildeer — Kildeer, IL

Major Tenants:	Bed, Bath & Beyond
Circuit City
Cost Plus
Old Navy
Partnership Structure
Equity Contribution:	10% — DDR
90% — DRA Advisors

Cash Flow Distribution:	10% — DDR
90% — DRA Advisors

Promote:	After the partners have received distributions equal to their capital contributed, plus a preferred return of 15%, then the Company will receive 35% up to a preferred return of 20%, then 50% of remaining cash after a 20% preferred return has been achieved.

Fees to DDR
Management Fee:	3.5% of gross income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price
Capital Structure (in millions)

DDR	$0.9
DRA Advisors	8.5

Total Capital	$9.4

Debt	$19.5

Total Debt & Equity	$28.9

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Lennox Town Center Limited
Date Formed:	February, 1998
Property Name/Location:	Lennox Town Center Shopping Center — Columbus, OH

Major Tenants:	AMC Theatres Lennox 24
Barnes & Noble
Staples
Target

Partnership Structure
Equity Contribution:	50% — DDR
50% — Casto Properties

Cash Flow Distribution:	50% — DDR
50% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A
Capital Structure (in millions)

DDR	$0.16
Casto Properties	0.16

Total Capital	$0.3

Debt	$17.8

Total Debt & Equity	$18.1

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Sun Center Limited
Date Formed:	February, 1998
Property Name/Location:	Sun Center — Columbus, OH

Major Tenants:	Ashley Furniture Homestore
Babies ‘R Us
Michael’s
Staples
Stein Mart
Whole Food Markets

Partnership Structure
Equity Contribution:	79.45% — DDR
20.55% — Casto Properties

Cash Flow Distribution:	79.45% — DDR
20.55% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A
Capital Structure (in millions)

DDR	$0.0
Casto Properties	0.0

Total Capital (1)	$0.0

Debt	$20.4

Total Debt & Equity	$20.4

(1) Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	DOTRS LLC
Date Formed:	September, 1996
Property Name/Location:	Macedonia Commons — Macedonia, Ohio

Major Tenants:	Kohl’s Department Store
Tops Markets
Wal-Mart (not owned)

Partnership Structure
Equity Contribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio

Cash Flow Distribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio

Fees to DDR
Management Fee:	5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3.5% on renewals
Commission on Outparcel Sales:	N/A
Capital Structure (in millions)

DDR	$5.8
The State Teachers Retirement Board	5.8

Total Capital	$11.6

Debt	$10.0

Total Debt & Equity	$21.6

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	KLA/SM L.L.C.
Date Formed:	March 2002
Property Name/Location:	The Joint Venture consists of 52 fee simple, leasehold and groundlease interests previously owned by the Service Merchandise Company, Inc. In total, these properties are located in 24 states across the United States.

Partnership Structure
Equity Contribution:	24.63% — DDR
12.32% — Klaff Realty, L.P.
61.58% — Lubert-Adler Funds
1.47% — Random Properties Acquisition Corp I

Cash Flow Distribution:	24.63% — DDR
12.32% — Klaff Realty, L.P.
61.58% — Lubert-Adler Funds
1.47% — Random Properties Acquisition Corp I

Once all partners receive a return of all equity, plus a 12% preferred return thereon, plus $43 million, Service Merchandise will be entitled to share 20% of the excess. The remaining proceeds will be distributed in accordance with the percentages noted.

Promote:	Once all partners have received a return of all equity, plus a 10% preferred return thereon, DDR will receive 35% of available proceeds.

Fees to DDR
Management Fees:	3.0% of gross revenues
Development Fees:	4.5% of hard costs for all improvements for all retail tenant leases
1.5% of hard costs for all non-retail or furniture leases
Leasing Fees:	$0.94 per square foot for all retail tenant leases
$0.31 per square foot for all non-retail or furniture leases
Disposition Fees:	.75% of gross sales price for all sales to retail purchasers
.25% of gross sales price for all sales to non-retail or furniture purchasers
Capital Structure (in millions)

DDR	$9.5
Klaff	4.7
Lubert-Adler	23.6
Random Properties Acquisition Corp. I	0.6
Total Capital	$38.4

Payable to DDR	$90.6	(1)

Debt	$28.8

Total Debt & Equity	$157.8

(1) Includes mortgage note to DDR for $90.5 million.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Jefferson County Plaza LLC
Date Formed:	July 1999
Property Name/Location:	Arnold, MO

Major Tenants:	Deal$
Home Depot (not owned)
Sally Beauty Supply
Shoe Carnival
Target (not owned)

Partnership Structure
Equity Contribution:	50% — DDR
50% — The Sansone Group (50% owned by DDR)

Cash Flow Distribution:	50% — DDR
50% — The Sansone Group

Fees to DDR
Management Fee:	1.5% of gross rental income
Development Fee:	NA
Leasing Fees:	2.5% of gross base rent plus reimbursables on new leases; 1.75% on renewals
Capital Structure (in millions)

DDRC	$(0.27)
The Sansone Group	(0.27)

Total Capital (1)	$(0.5)

Payable to DDR	$3.1

Debt	$3.7

Total Debt & Equity	$6.3

(1) Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	DDR/1st Carolina Apex Phase IV LLC
Date Formed:	November 2004
Property Name/Location:	Beaver Creek Crossings — Phase II, Apex, NC

Major Tenants:	Retail tenants to be announced

Partnership Structure
Equity Contribution:	80% — 1st Carolina Holdings, LLC
20% — DDR

Cash Flow
Distribution:	80% — 1st Carolina Holdings, LLC
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	1% of the project cost
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 — 10,000 square feet)
4% on new leases on years 1-5; 2% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-5, 2% on years 6-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.5% for renewals on years 1-5; 1.25% on remainder of term (spaces 5,000 — 10,000 square feet)
2% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot for renewals (spaces > 20,000 square feet)
2% on years 1-5, 1% on years 6-10 (ground lease renewals)
5% of termination fees collected from tenants
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Tenant Coordination Fee:	5% of the project cost
Capital Structure (in millions)

1st Carolina	$—
DDR	$0.2

Total Capital	$0.2

Payable to DDR	$14.8

Debt	$—

Total Debt & Equity	$15.0

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz LLC (Kuwaiti Financial Centre)
Date Formed:	May 2003
Property Name/Location:	The joint venture consists of the following seven properties:

	Hilltop Plaza – Richmond, CA	Highland Grove Shopping Center– Highland, IN
	Derby Square – Grove City, OH	Springfield Commons Shopping Center – Toledo, OH
	Oviedo Park – Oviedo, FL	Apple Blossom Corners – Winchester, VA
North Pointe Plaza – Tampa, FL

Major Tenants:	Babies R Us	Marshalls
	Barnes & Noble	Martin’s Food Store
	Bed Bath & Beyond	Michael’s
	Books-A-Million	OfficeMax
	Borders Books (not owned)	Old Navy
	Century Theatre	Petco
	Circuit City	Petsmart
	Gander Mountain	Publix
	Giant Eagle	Ross Dress for Less
	Jewel (not owned)	Shoe Carnival
	Kohl’s	Target (not owned)
	Linens ‘N Things	T.J. Maxx
	Lowe’s (not owned)	Wal-mart (not owned)

Partnership Structure
Equity Contribution:	80% — Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% — DDR

Cash Flow Distribution:	80% — Markaz
20% — DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 12% annual internal rate of return, and (ii) 20% to DDR and 80% to DDR and Markaz in proportion to their equity interest.

Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	5.5% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000
Capital Structure (in millions)

DDR	$10.1
Markaz	40.2

Total Capital	$50.3

Payable to DDR	$0.8

Debt	$110.0

Total Debt & Equity	$161.1

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz II LLC (Kuwaiti Financial Centre II)
Date Formed:	November 2004
Property Name/Location:	The joint venture consists of the following thirteen properties:

	Culver Ridge Plaza — Irondequoit, NY	Oxford Place — Oxford, MS
	Tops Plaza — LeRoy, NY	Midway Plaza — Loganville, GA
	Tops Plaza — Jamestown, NY	Chillicothe Place — Chillicothe, OH * excluding Lowe’s
	Tops Plaza — Ontario, NY	Northcreek Commons — Goodlettsville, TN
	Tops Plaza Union — Cheektowaga, NY	Panorama Plaza — Rochester, NY
	Tops Plaza — Warsaw, NY	Crossroads Centre — Orchard Park, NY
Tops Plaza Robinson — Amherst, NY

Major Tenants:	AJ Wright	Lowe’s (not owned)
	Blockbuster Video	Office Max
	Dollar Tree	Regal Cinemas
	Factory Card Outlet	Stein Mart
	Kroger	Tops Markets
Linens ‘N Things

Partnership Structure
Equity Contribution:	80% — Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% — DDR

Cash Flow Distribution:	80% — Markaz
20% — DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 11.5% annual internal rate of return, and (ii) 50% to DDR and 50% to DDR and Markaz in proportion to their equity interest.

Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	6.25% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000
Capital Structure (in millions)

DDR	$10.1
Markaz	40.4

Total Capital	$50.5

Receivable from DDR	$(0.8)

Payable to DDR	$0.3

Debt	$150.5

Total Debt & Equity	$200.5

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Ward Parkway LLC
Date Formed:	June 2003
Property Name/Location:	Ward Parkway — Kansas City, MO

Major Tenants:	Target (not owned)	Old Navy
	Dillards	Off Broadway Shoes
	Pier One Imports	24 Hour Fitness
	TJ Maxx	Dick’s Sporting Goods
	AMC Theatre	Petsmart

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$17.6
DDR	4.4

Total Capital	$22.0

Debt	$36.0

Total Debt & Equity	$58.0

* Coventry II Fund:
DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Totem Lakes LLC
Date Formed:	January 2004
Property Name/Location:	Totem Lakes Mall — Kirkland, WA

Major Tenants:	Guitar Center	Denny’s Pet World
	Trader Joe’s	CompUSA
	Big 5 Sporting Goods	Famous Footwear
	Totem Lake Theater	Ross Dress For Less
Rite Aid

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$9.6
DDR	2.5

Total Capital	$12.1

Debt	$26.0

Total Debt & Equity	$38.1

* Coventry II Fund:
DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Phoenix Spectrum LLC
Date Formed:	March 2004
Property Name/Location:	Spectrum Mall — Phoenix, AZ

Major Tenants:	Wal-Mart
Costco
Ross Dress For Less
PetsMart
Walgreens
Harkins Theater
Famous Footwear
Big 5 Sporting Goods

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$20.0
DDR	5.0

Total Capital	$25.0

Debt	$40.0

Total Debt & Equity	$65.0

* Coventry II Fund:
DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Westover LLC / DDR DB 151 Ventures LP
Date Formed:	June 2004
Property Name/Location:	Westover Marketplace — San Antonio, TX

Major Tenants:	Target (not owned)
Lowe’s (not owned)
Ross
Petsmart
Sportsman’s Warehouse
Office Depot

Partnership Structure
DDR DB 151 Ventures LP

Ownership Percentage:	50% — Coventry II DDR Westover LLC
50% — ERA 151 Partners, Ltd. (Development Partner)
(No equity contributions at the partnership level)

Cash Flow Distribution:	50% — Coventry II DDR Westover LLC
50% — ERA 151 Partners, Ltd. (Development Partner)
(After repayment of 10.5% interest on the Coventry II DDR Westover loan and repayment of the loan)

Coventry II DDR Westover LLC

Equity Contribution:	80% — Coventry II Fund*
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund*
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	1% of all project costs less land
Leasing Fees: **	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of Gross Sales Price up to $500,000 (Outparcel Sales)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$6.3
DDR	1.6

Total Capital	$7.9

Debt	$16.9

Total Debt & Equity	$24.8

*DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
** Fee shall not be paid with respect to the initial leasing or development.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Buena Park LLC
Date Formed:	November 2004
Property Name/Location:	Buena Park Mall — Buena Park, CA

Major Tenants:	Ross Dress For Less	Circuit City
	PetsMart	Office Depot
	Kohl’s	Walmart
	Bed Bath & Beyond	Sears
	Michael’s	Steve & Barry’s University
	DSW Shoe Warehouse	Tower Records
Krikorian Premier Theater

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$24.2
DDR	6.0

Total Capital	$30.2

Debt	$61.0

Total Debt & Equity	$91.2

* Coventry II Fund:
DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Merriam Village LLC
Date Formed:	March 2005
Property Name/Location:	Merriam Village - Merriam, Kansas

Major Tenants:	To be announced

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$0.2
DDR	0.80

Total Capital	$1.0

Debt	$18.5

Total Debt & Equity	$19.5

* Coventry II Fund:
DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
** Fee shall not be paid with respect to the initial leasing or development.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Tri County LLC
Date Formed:	May 2006
Property Name/Location:	Tri County Mall — Cincinnati, OH

Major Tenants:	Dillard’s	Macy’s (Not Owned)
	Abercrombie & Fitch	Sears
	Limited	Lerner New York
	Victoria’s Secret	Ann Taylor Loft

Partnership Structure
Thor Gallery at Tri County, LLC

Ownership Percentage:	.5% — Thor MM Gallery at Tri County, LLC
9.5% — Thor Gallery at Tri County Mezz, LLC
90.0% — Coventry II DDR Tri County LLC

Equity Contribution:	.5% — Thor MM Gallery at Tri County, LLC
9.5% — Thor Gallery at Tri County Mezz, LLC
90.0% — Coventry II DDR Tri County LLC
Coventry II DDR Tri County LLC

Equity Contribution:	80% — Coventry II Fund *
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	The Greater of $650,000 or 2.5% of Gross Income
Development/Leasing Fee:	$500,000
Capital Structure (in millions)

Coventry II Fund	$1.5
DDR	0.4

Total Capital	$1.9

Debt	$170.0

Total Debt & Equity	$171.9

* Coventry II Fund:
DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Fairplain LLC
Date Formed:	May 2006
Property Name/Location:	Fairplain Plaza — Benton Harbor, MI

Major Tenants:	Target (not owned)	Pier One Imports
	TJ Maxx	Dunham’s Sports
	Office Depot	Old Navy
	Dollar Tree	Rite Aid

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$2.10
DDR	0.50

Total Capital	$2.60

Debt	$—

Total Debt & Equity	$2.60

* Coventry II Fund:
DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Developers Diversified Realty
Quarterly Financial Supplemental
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Montgomery Farm LLC
Date Formed:	May, 2006
Property Name/Location:	Montgomery Farm — Allen, TX

Major Tenants:	To be Announced
Partnership Structure
Coventry II DDR/Trademark Montgomery Farm L.P.

Equity Contribution:	50% — Trademark Montgomery Farm L.P
50% — Coventry II DDR Montgomery Farm LLC

Cash Flow Distribution:	50% — Trademark Montgomery Farm L.P
50% — Coventry II DDR Montgomery Farm LLC
Coventry II DDR Montgomery Farm LLC

Equity Contribution:	80% — Coventry II Fund
20% — DDR
Cash Flow Distribution:	80% — Coventry II Fund
20% — DDR

Fees to DDR
Management Fee:	2% of gross income
Development Fee:	1% of all hard and soft costs
Lease Review Fee:	$1 per square foot
Capital Structure (in millions)

Coventry II Fund	$—
DDR	—

Total Capital	$—

Debt	$—

Total Debt & Equity	$—

* Coventry II Fund:
DDR also is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	DDR Macquarie LLC (Fund LLC, Management LLC, and U.S. Trust Inc.)
Date Formed:	November 2003
Property Name/Location:	The joint venture consists of the following 48 properties:

	Union Consumer Square – Cheektowaga, NY	The Plazas at Great Northern – North Olmsted, OH
	Walden Consumer Square – Cheektowaga, NY	Riverdale Village – Coon Rapids, MN
	Dick’s Plaza – Cheektowaga, NY	Midway Marketplace – St. Paul, MN
	Walden Place – Cheektowaga, NY	River Hills Shopping Center – Asheville, NC
	Borders Books – Cheektowaga, NY	Township Marketplace – Monaca, PA
	Eastgate Plaza – Clarence, NY	The Marketplace – Nashville, TN
	Premier Place – Clarence, NY	BJ’s Batavia – Batavia, NY
	Regal Cinemas – Clarence, NY	Tops Plaza – Batavia, NY
	Jo-Ann Plaza – Clarence, NY	Batavia Commons – Batavia, NY
	Barnes & Noble – Clarence, NY	Towne Center – Murfreesboro, TN
	New Hartford Consumer Square – Utica, NY	Perimeter Pointe – Atlanta, GA
	Merriam Town Center – Merriam, KS	Woodfield Village Green – Schaumburg, IL
	Spring Creek Center – Fayetteville, AR	Fairfax Towne Center – Fairfax, VA
	Steele Crossing – Fayetteville, AR	Belden Park Crossings – Canton, OH
	Carillon Place – Naples, FL	Independence Commons – Independence, MO
	Towne Center Prado – Marietta, GA	Erie Marketplace – Erie, PA
	Shoppers World – Framingham, MA	Riverchase Promenade – Birmingham, AL
	Harbison Court – Columbia, SC	Lakepointe Crossing – Lewisville, TX
	Connecticut Commons – Plainville, CT	Lake Brandon Village – Brandon, FL
	Pioneer Hills – Aurora, CO	Lake Brandon Plaza – Brandon, FL
	Cool Springs Pointe – Brentwood, TN	MacArthur Marketplace – Irving, TX
	Brown Deer Center – Brown Deer, WI	Shoppers World of Brookfield – Brookfield, WI
	Brown Deer Market – Brown Deer, WI	Parker Pavilions – Parker, CO
	McDonough Marketplace – McDonough, GA	Grandville Marketplace – Grandville, MI

Major Tenants:		Dick’s Sporting Goods
	A.C. Moore	DSW Shoe Warehouse/Filene’s	PetSmart
	AMC Theatres/GeneralCinema	Basement	Pier 1 Imports
	Barnes & Noble Superstores	Famous Footwear	Publix Supermarkets
	Bed Bath & Beyond	Hallmark	Regal Cinemas
	Best Buy	Home Depot	Ross Dress for Less
	BJ’s Wholesale Club	Jo-Ann Stores	Safeway
	Blockbuster	Kohl’s	Sports Authority
	Bobs	Linens ‘N Things	Stein Mart
	Borders Books	Lowe’s	Supervalue, Inc.
	Catherine’s/Fashion Bug/Lane Bryant	Michael’s	TJX Companies
	Cinemark Theatres	Office Depot	Toys “R” Us/Babies “R” U s
	Circuit City	OfficeMax	United Artists Theatre
	Comp USA	Old Navy (Gap, Inc.)	Wal-Mart/Sam’s Club
	Cost Plus World Market	Party City

Partnership Structure
Equity Contribution:	14.80% — DDR	Cash Flow Distribution: Variable*
0.60% — Macquarie Bank Limited (“MBL”)
84.60% — Macquarie DDR Trust (“MDT”)

Promote:	Quarterly Base Fee allocation to DDR and MBL. If certain criteria are met, there is a special income allocation to DDR and MBL for a Performance Fee.
Joint Venture Partenership Summaries 4.2

Fees to DDR
Property Management Fee:	4.0% of gross revenues
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 – 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 – 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (outparcels and ground leases)
Renewals earn 50% of fees on new leases for spaces less than 20,000 square feet. For spaces of 20,000 square feet or more, renewals earn $2.00 per square foot for an amendment to a material term of a lease or $1.00 per square foot where there is no amendment to a material term of the lease.
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 — $1,000,000
4.0% of gross sales price $1,000,000 or over
Sponsor’s Fee:	DDR received $2.9 million which was paid upon of the Australian initial public offering.
Acquisition Fees:	Up to 1.0% of the purchase price for third party assets
Disposition Fee:	Market rate not to exceed 1% of the sale price of the to a third party
Debt Placement Fee:	50bp of the borrowings raised
Due Diligence Fee:	12.5bp of MDT’s interest in the purchase price of the acquisition
Construction Management Fee:	5.0% of the cost of capital improvements
Maintenance Service Fee:	Based on time spent at the properties by DDR personnel
Capital Structure (in millions)

DDR	$100.4
MBL	4.1
MDT	574.1

Total Capital	$678.6

Payable to DDR, net	$0.2

Debt	$1,026.0

Total Debt & Equity	$1,704.8

* DDR and MBL receive a Base Fee as part of their distributions. The Base Fee is a percentage of the fair market value of the properties held by DDR Macquarie Fund LLC plus the book value of certain other assets held by DDR Macquarie Fund LLC. The prorata share of distributions made to MDT is reduced by the Base Fee. As such, the distribution percentages as well as the dollar amount of the distribution vary depending on the amount of the Base Fee.
Joint Venture Partenership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	DDR MDT PS LLC
Date Formed:	June 2006
Property Name/Location:	The joint venture consists of the following 7 properties:

	The Shops at Turner Hill – Lithonia, GA	McKinney, TX – McKinney, TX
	Turner Hill Marketplace – Lithonia, GA	The Marketplace at Towne Center – Mesquite, TX
	Flatacres Marketcenter – Parker, CO	Overland Pointe Marketplace – Overland Park, KS
Frisco Marketplace – Frisco, TX

Major Tenants:	Babies R Us	Linens ‘N Things
	Bed Bath & Beyond	Michael’s
	Famous Footwear	Pier 1 Imports
	Gart Sports	Ross Dress for Less
	Golf Galaxy	Toys R Us
Kohl’s

Partnership Structure
Equity Contribution:	Peferred:
100% — MDT (entitled to a 9% return)

Common:
Senior 85.5% — MDT (entitled to a 10% return)
Subordinate 14.5% — DDR (entitled to a 10% return)

Cash Flow Distribution:	Variable*

Promote:	DDR is entitled to a 20% promote and 14.5% of the remaining 80% that is allocated to all members in proportion to their ownership interests once all cash flow distributions discussed above are achieved.

Fees to DDR
Property Management Fee:	4.0% of gross revenues
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 – 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 – 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (outparcels and ground leases)
Renewals earn 50% of fees on new leases for spaces less than 20,000 square feet. For spaces of 20,000 square feet or more, renewals earn $2.00 per square foot for an amendment to a material term of a lease or $1.00 per square foot where there is no amendment to a material term of the lease.
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 — $1,000,000
4.0% of gross sales price $1,000,000 or over
Acquisition Fees:	Up to 1.0% of the purchase price for third party assets
Disposition Fee:	Market rate not to exceed 1% of the sale price of the property to a third party
Debt Placement Fee:	12.5bps of the borrowings raised
Structuring & Advising Fee:	25bps of purchase price
Due Diligence Fee:	25bps of MDT’s interest in the purchase price of the acquisition
Construction Management Fee:	5.0% of the cost of capital improvements
Maintenance Service Fee:	Based on time spent at the properties by DDR personnel
Capital Structure (in millions)

DDR	$3.5	**
MDT – preferred	12.2
MDT – senior	20.8

Total Capital	$36.5

Receivable from DDR, net	$(3.0)	(primarily master lease receivable)

Debt	$86.0

Total Debt & Equity	$119.5

* (i) DDR and MBL receive a Base Fee as part of their distributions. The Base Fee is a percentage (0.45%) of the fair market value of the properties held by DDR MDT PS LLC plus the book value of certain other assets held by DDR MDT PS LLC. The prorata share of distributions made to MDT is reduced by the Base Fee. As such, the distribution percentages as well as the dollar amount of the distribution vary depending on the amount of the Base Fee. After distribution of Base Fee (ii) to MDT in an amount equal to their 9% preferred return on $12.2 million, (iii) to MDT in an amount equal to their 10% senior return on $20.8 million, (iv) to DDR in an amount equal to their 10% subordinate return on $3.5 million, (v) 20% of remaining funds to DDR with 14.5% to DDR and 85.5% to MDT of remaining 80%.
** Due to subordination of returns, investment balance on DDR accounts is at $0.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

Consolidated Joint Ventures
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	*	DDR MDT MV LLC
Date Formed:		September 2005
Property Name/Location:		The joint venture consists of 37 fee simple, leasehold and groundlease interests.
The properties are located in California, Arizona, Nevada and Texas.

Partnership Structure
Equity Contribution:		50.0225% — DDR	Cash Flow Distribution: Variable (1)
49.9775% — Macquarie DDR Trust (“MDT”)

Promote:		Quarterly Base Fee allocation to DDR and MBL. If certain criteria are met, there is a special income allocation to DDR and MBL for a Performance Fee.

Fees to DDR
Property Management Fee:		4.0% of gross revenues
Development Fee:		5.0% of total costs for all improvements
Leasing Fees (without co-broker):		6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (outparcels and ground leases)
Renewals earn 50% of fees on new leases for spaces less than 20,000 square feet. For spaces of 20,000 square feet or more, renewals earn $2.00 per square foot for an amendment to a material term of a lease or $1.00 per square foot where there is no amendment to a material term of the lease.
Commission on Outparcel Sales:		6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price $1,000,000 or over
Acquistion Fee		Up to 1.0% of the purchase price for third party assets
Debt Placement Fee		12.5bp of the borrowings raised
Structuring & Advisory Fee		25bp of Purchase Price
Disposition Fee:		Market rate not to exceed 1% of the sale price of the property to a third party
Due Diligence Fee:		12.5bp of MDT’s interest in the purchase price of the acquisition
Construction Management Fee:		5.0% of the cost of capital improvements
Capital Structure (in millions)

DDR	$79.0
MDT	79.0
MBL	—

Total Capital	$158.0

Payable to DDR	$0.1

Debt	$258.5

Total Debt & Equity	$416.6

* The joint venture was consolidated into DDR in accordance with FIN 46.
(1) DDR and MBL receive a Base Fee as part of their distributions. The Base Fee is a percentage of the fair market value of the properties held by DDR MDT MV LLC plus the book value of certain other assets held by DDR MDT MV LLC. The prorata share of distributions made to MDT is reduced by the Base Fee. As such, the distribution percentages as well as the dollar amount of the distribution vary depending on the amount of the Base Fee.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

Joint Venture Investment Summary

Joint Venture Name:	*	Shea and Tatum Associates Limited Partnership
Date Formed:		January 1, 1995 (acquired January 2, 2003)
Property Name/Location:		Paradise Village Gateway — Phoenix, AZ

Major Tenants:		Albertson’s
Bed Bath & Beyond
Petsmart
Ross
Staples

Partnership Structure
Equity Contribution:		67% — DDR
33% — Churchill Family Trust
Cash Flow Distribution:		67% — DDR
33% — Churchill Family Trust

Fees to DDR
Management Fee:		5% of gross income
Development Fee:		5% of total costs for all improvements (excluding land)
Leasing Fees (without co-broker):		$3.50 per square foot for spaces < 5,000 square feet
$3.00 per square foot for spaces 5,000 — 10,000 square feet
$2.50 per square foot for spaces 10,000 — 25,000 square feet
$2.00 per square foot for spaces 25,000 — 50,000 square feet
$1.50 per square foot for spaces over 50,000 square feet
Renewals earn 50% of fees on new leases
5.0% on new ground leases on years 1-5
Commission on Outparcel Sales:		5% of gross sales price
Capital Structure (in millions)

DDR	$4.4
Churchill Family Trust	2.2

Total Capital	$6.6

Debt	$16.9

Total Debt & Equity	$23.5

*The joint venture was consolidated into DDR in accordance with EITF 04-05.
Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006
Summary of Joint Venture Capital Transactions
Acquisitions, Dispositions, Developments & Expansions
for the Six Month Period Ended June 30, 2006

	Six Months
	Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30,		December 31,		December 31,		December 31,		December 31,
	2006		2005		2004		2003		2002
Acquisitions/Transfers	$366.1	(1)	$350.0	(4)	$1,147.0	(6)	$1,221.7	(8)	$53.0
Completed Expansions	0.0		9.3		10.3		9.7		9.0
Developments & Construction in Progress	18.7		87.5		38.9		120.1		48.6
Tenant Improvements & Building Renovations (2)	4.3		6.8		0.6		0.6		1.6
Other Real Estate Investments	0.0		0.0		0.0		0.0		241.6	(10)

	$389.1		$453.6		$1,196.8		$1,352.1		$353.8
Less: Real Estate Sales and Dispositions	$(198.6	)(3)	$(148.8	)(5)	$(306.7	)(7)	$(781.5	)(9)	$(441.2	)(11)

Joint Venture Totals (Millions)	$190.5		$304.8		$890.1		$570.6		$(87.4)

(1)	Includes DPG’s acquisition of an outparcel and a basis adjustment to the previous Macquarie DDR Trust acquisition.

(2)	The Company estimates recurring capital expenditures, including tenant improvements, of $8 million associated with its joint venture portfolio during 2006.

(3)	In addition to asset sales, the balance includes the transfer to DDR of four assets located in Pasadena, CA, Phoenix, AZ (two properties) and Salisbury, MD that had an aggregate cost of $170.8 million.

(4)	In addition to the Macquarie acquisition there was a basis adjustment to the DPG Realty Holdings and DDR Markaz II LLC acquisitions.

(5)	In addition to asset sales which had an aggregate cost of $111.1 million, this balance includes the transfer to DDR of the Dublin, Ohio shopping center which had an aggregate cost of $30 million and the sale of five outparcels at Plaza at Puente Hills, which were owned by RVIP VII.

(6)	Balance includes the acquisition of three Coventry II assets aggregating $174.1 million, the formation of DPG and DDR Markaz II aggregating $128.7 and $201.6, respectively, MDT’s acquisition of an additional $619.5 million of assets, plus the acquisition of the Poag & McEwen’s interest and David Berndt’s interest in RVIP IIIB and RVIP VIII, respectively, for $14.9 million, the purchase of a fee interest in several assets in the Service Merchandise portfolio for $5.2 million and a $3.0 million earnout for an outparcel in Kildeer, IL.

(7)	In addition to asset sales which had an aggregate cost of $141.7, this balance includes the transfer to DDR of the Littleton, CO and Merriam, KS shopping centers which had an aggregate cost of $107.3 million, $51.2 million of adjustments due to GAAP presentation including FIN 46 and a $6.5 million write-off for the demolition of a portion of an asset in Lancaster, CA.

(8)	Balance includes the formation of Macquarie DDR Trust and DDR Markaz aggregating $735.9 and $169.3, respectively, plus several new joint ventures with assets aggregating $228.8 million and the consolidation of equity investments previously held by DD Development Company for shopping centers in Long Beach, CA, Shawnee, KS, Overland Pointe, KS, Olathe, KS and Kansas City, MO which aggregated $87.7 million.

(9)	In addition to asset sales which had an aggregate cost of $167.5 million, this balance includes the disposition of shopping centers located in Dayton and Niles, OH, the sale of an outparcel, the transfer of the Leawood, KS and Suwanee, GA shopping centers to DDR and the rejection of two of the Service Merchandise leases, the aggregate cost of these transactions was $116.6 million. During the fourth quarter the shopping centers located in Coon Rapids, MN, Naples, FL, Atlanta, GA, Marietta, GA, Schaumburg, IL, Framingham, MA and Fairfax, VA, which had an aggregate cost of $379.2 million, were sold to the Macquarie DDR Trust joint venture, and $118.2 million of assets owned by DD Development Company were consolidated into DDR.

(10)	Amount represents the net cost of assets acquired from Service Merchandise pursuant to the designation rights agreement.

(11)	Includes transfers to DDR in the aggregate amounts of $58.7 million, $38.7 million, $25.6 million and $30.6 million relating to shopping centers in Plainville, CT, Independence, MO, Canton, OH and San Antonio, TX, respectively. This amount also includes sales of shopping centers in Denver, CO; Hagerstown, MD; Salem, NH, Eatontown, NJ, Durham, NC and Round Rock, TX and the sales of outlot parcels in Round Rock, TX and San Antonio, TX.
Summary of Joint Venture Captial Transactions 5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006
Joint Venture Acquisitions
for the Six Month Period Ended June 30, 2006

				DDR’s	Joint
		Cost	Acquisition	Ownership	Venture
Property Location	GLA	(Millions)	Date	Percentage	Partner
Monaca, PA	46,470	$10.2	03-23-06	14.50%	Macquarie Bank Limited
Birmingham, AL	21,774	$4.4	03-23-06	14.50%	Macquarie Bank Limited
Frisco, TX	107,543	$10.0	06-07-06	14.50%	Macquarie Bank Limited
McKinney, TX	118,967	$18.0	06-07-06	14.50%	Macquarie Bank Limited
Parker, CO	132,999	$23.9	06-07-06	14.50%	Macquarie Bank Limited
Mesquite, TX	178,925	$32.2	06-07-06	14.50%	Macquarie Bank Limited
Overland Park, KS	83,047	$11.7	06-07-06	14.50%	Macquarie Bank Limited
Lithonia, GA	157,175	$21.9	06-07-06	14.50%	Macquarie Bank Limited
Benton Harbor, MI	222,739	$26.9	05-18-06	20.00%	Coventry II
Allen, TX	**	$10.9	05-17-06	10.00%	Coventry II
Cincinnati, OH	1,336,157	$194.4	05-04-06	18.00%	Coventry II

Total	2,405,796	$364.5

** Acquired 34 acres of land for the construction of a 429,873 square foot shopping Center

Joint Venture Dispositions
for the Six Month Period Ended June 30, 2006

		Gross Sale		DDR’s	Joint
		Proceeds		Ownership	Venture
Property Location	GLA	(Millions)	Sale Date	Percentage	Partner
Service Merchandise location	51,933	$3.2	02-15-06	25.00%	Various
Shawnee, KS	174,843	$11.7	05-15-06	24.75%	Prudential and Coventry Partners
Olathe, KS	48,802	$3.1	05-15-06	24.75%	Prudential and Coventry Partners
Kansas City, MO	208,234	$5.2	05-15-06	24.75%	Prudential and Coventry Partners

Total	483,812	$23.2

Summary of Joint Venture Captial Transactions 5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006
Joint Venture Expansion and Redevelopment Projects
for the Six Month Period Ended June 30, 2006

	DDR’s	Joint
	Ownership	Venture
	Percentage	Partner	Description
Projects in Progress

Phoenix, AZ	20.00%	Coventry II	Relocation of several existing tenants to accommodate the relocation of Harkins Theatre, plus a new JC Penney as well as several new anchor tenants, junior anchors and other retail tenants to be announced.

Lancaster, CA	20.00%	Prudential Real Estate Investors	Relocate existing Wal-Mart to the area previously occupied by 99 Cent Store (relocated), House to Home and Costco (which were demolished) for development of a Supercenter. Will recapture and redemise the former Wal-Mart for four junior anchors and three outparcels when Wal-Mart vacates.

Benton Harbor, MI	20.00%	Coventry II	Expansion of the existing shopping center to include an 89,000 square foot Kohl’s and additional retail tenants to be announced.

Kansas City, MO	20.00%	Coventry II	Relocation of several small shop tenants in the shopping center to accommodate PetsMart (opened 7/05), Old Navy (opened 9/05) and additional mid-size anchors and other retail tenants to be announced.

Cincinnati, OH	18.00%	Coventry II/ Thor Equities	Major redevelopment of the former JC Penney store to include several new retail tenants and restaurants to be announced.

Total Cost (Millions)	$82.8

Projects to Commence

Deer Park, IL	24.75%	Prudential Real Estate Investors	Approximately eight acres of land to be developed. Crème de la Crème has executed Purchase and Sale Agreement for 3.25 acres.

Kirkland, WA	20.00%	Coventry II	Large-scale redevelopment to include the relocation of several existing tenants, plus an expansion of the existing center to create additional GLA for two anchors, junior anchors, a theater, small shops and restaurants to be announced.
Joint Venture Expansions and Redevelopment 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006
Summary of Joint Venture Development Projects
for the Six Month Period Ended June 30, 2006

					DDR’s
		DDR’s	Joint	Total	Proportionate	Substantial
	Total	Ownership	Venture	Cost	Cost	Completion
	GLA	Percentage	Partner	(Millions)	(Millions)	Date	Major Tenants
Projects Substantially Complete

San Antonio, TX (Westover)	665,229 (1)	10.0%	David Berndt Interests & Coventry II	$35.0	$3.5	2005 & 2006	Lowe’s (opened in 2003), Target, Ross Dress for Less, and Sportsman Warehouse (opened 3rd quarter 2005), Office Depot, PetsMart, Rack Room Shoes, Mattress Pro, Quizno’s, Radio Shack, and Sports Clips (opened 4th quarter 2005). The final phase of the development will include other retail tenants to be announced.

Projects in Progress

Apex, NC (Beaver Creek Crossings-Phase II)	245,514	20.0%	First Carolina Properties	$39.9	$8.0	2007	To be announced.

Merriam Village, KS	273,487	20.0%	Coventry II(2)	$42.3	$8.5	2007	To be announced.

Allen, TX	429,873	10.0%	Coventry II/Trademark Property Company	$93.3	$9.3	2008	To be announced.

Joint Venture Development Totals	1,614,103			$210.5	$29.3

Notes:
(1)	Includes square footage which will not be Company owned.

(2)	Net Project Cost increase from 4th quarter 2005 due to the replacement of an anchor ground lease with build to suit retail space.
Joint Venture Developments 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006
Joint Venture Development
Assets Placed in Service as of June 30, 2006

	Assets Placed	DDR’s Current
	in Service	Proportionate Share
Date	(Millions)	(Millions)
As of December 31, 2005	$14.3	$1.4
1st Quarter 2006	$1.2	$0.1
2nd Quarter 2006	$1.4	$0.1
3rd Quarter 2006	$0.0	$0.0
4th Quarter 2006	$8.6	$0.9
Projected Thereafter	$185.0	$26.8

Total	$210.5	$29.3

Joint Venture Development
Funding Schedule as of June 30, 2006

	DDR’s	JV Partners’	Proceeds from
	Proportionate	Proportionate	Construction
	Share	Share	Loans	Total
	(Millions)	(Millions)	(Millions)	(Millions)
Funded as of June 30, 2006	$17.9	$7.0	$47.5	$72.4
Projected Net Funding During 2006	6.1	19.2	0.1	$25.4
Projected Net Funding Thereafter	0.7	3.0	109.0	$112.7

Total	$24.7	$29.2	$156.6	$210.5

Joint Venture Development Delivery and Funding Schedules 5.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2006

Summary of Joint Venture Debt
as of June 30, 2006

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
RVIP III B
Deer Park, IL	V	$56,520		07/06	Libor + 150

RVIP VI
Overland Park, KS	F	2,972		11/07	7.790

RVIP VII	V	72,120	(1)	04/07	Libor + 140
	F	1,927	(1)	07/07	8.375

RVIP VIII	V	23,356		01/09	Libor + 100

DPG Realty Holdings, LLC
Tonawanda, NY	F	5,946		05/17	7.630
Tonawanda, NY	F	5,139		06/21	7.660

DDRA Community Centers Five	V	18,000	(2)	07/07	Libor + 200
	F	280,000	(2)	08/10	5.295

DDRA Kildeer LLC	V	4,500		08/07	Libor + 180
Kildeer, IL	F	15,000		08/07	5.640

Lennox Town Center Limited
Columbus, OH	F	17,821		07/22	8.110

Sun Center Limited	F	6,133		05/11	5.420
Columbus, OH	F	14,223		04/11	8.480

DOTRS LLC
Macedonia, OH	V	10,050		09/06	Libor +100

KLA/SM LLC	F	12,376		11/13	6.256
	F	16,435		10/13	6.365

Jefferson County Plaza, LLC
Arnold, MO	V	3,749		08/08	Libor + 175

DDR Markaz	F	110,000	(3)	06/08	4.129

DDR Markaz II	F	150,480	(4)	11/14	5.147

Coventry II DDR Ward Parkway	V	36,000		08/06	Libor + 240

Coventry II DDR Totem Lakes	V	26,000		07/07	Libor + 215

Coventry II DDR Phoenix Spectrum	V	40,000		01/09	Libor + 70

Coventry II DDR Westover Marketplace	V	16,886		07/07	Libor + 195
Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2006

Summary of Joint Venture Debt
as of June 30, 2006 (continued)

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
Coventry II DDR Buena Park	V	61,000		03/10	Libor + 115

Coventry II DDR Merriam Village	V	18,506		06/08	Libor + 150

Coventry II DDR Tri County	F	$158,000		02/15	5.655
	F	$12,000		02/15	10.304

DDR MDT PS, LLC	F	86,000	(5)	07/13	6.004

DDR Macquarie (6)
$125 Million Revolving Credit Facility	V	72,325	(7)	11/07	Libor + 100
JPMorgan Chase	F	9,100	(7)	11/07	4.913

Secured Financing	F	290,500	(8)	12/08	4.225
	V	50,000	(8)	12/08	Libor + 130
	F	165,250	(9)	06/09	4.180
	F	20,000	(9)	06/07	4.800
	V	29,750	(9)	06/07	Libor + 84

BJ’s Clarence	F	4,791		03/22	7.070
JoAnn Transit	F	3,107		08/13	6.250
New Hartford Consumer Square	F	35,317		11/18	5.750
Birmingham, AL (Riverchase)	F	7,819		01/13	5.500
Merriam Town Center	V	30,000		11/06	Libor + 110

DDR Macquarie Longhorn Holdings	F	85,000	(10)	01/12	4.910

DDR Macquarie Longhorn Holdings II	F	157,250	(11)	04/10	4.822
	V	26,450	(11)	04/10	Libor + 85

DDR Macquarie Longhorn Holdings III	F	39,300	(12)	04/10	5.098

		$2,307,096

Notes:

(1) Encumbers three shopping center properties located in California and Washington.

(2) Encumbers six shopping center properties as follows:
Ahwatukee, AZ	Maple Grove, MN	Eagan, MN
Phoenix, AZ	Portland, OR	Fort Worth, TX

(3) Encumbers seven shopping center properties as follows:
Oviedo, FL	Tampa, FL	Grove City, OH
Richmond, CA	Highland, IN	Toledo, OH
Winchester, VA
Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2006

Notes (con’t):
(4) Encumbers thirteen shopping center properties as follows:
Orchard Park, NY	Warsaw, NY	Chillicothe, OH
Rochester, NY	Leroy, NY	Loganville, GA
Cheektowaga, NY	Jamestown, NY	Oxford, MS
Amherst, NY	Ontario, NY	Goodlettsville, TN
Irondequoit, NY

(5) Encumbers seven shopping center properties as follows:
Shops at Turner Hill (Lithonia, GA)		McKinney Marketplace (McKinney, TX)
Turner Hill Marketplace (Lithonia, GA)		Marketplace at Town Center (Mesquite, TX)
Flatacres Marketcenter (Parker, CO)		Frisco Marketplace (Frisco, TX)
Overland Pointe Marketplace (Overland Park, KS)

(6) The company’s 50% joint venture associated with the Mervyns Portfolio acquisition is not reflected below as it is consolidated within DDR’s accounts pursuant to FIN 46.

(7) Encumbers three shopping center properties as follows:
Canton, OH	St. Paul, MN	North Olmsted, OH

(8) Encumbers seven shopping center properties as follows:
Independence, MO	Framingham, MA	Fairfax, VA
Schaumburg, IL	Atlanta, GA	Naples, FL
Marietta, GA

(9) Encumbers ten shopping center properties as follows:
Clarence, NY	Monaca, PA	Nashville, TN
Cheektowaga, NY	Erie, PA	Coon Rapids, MN
Batavia, NY	Murfreesboro, TN	Ashville, NC
Fayetteville, AR

(10) Encumbers four shopping center properties as follows:
Pioneer Hills (Aurora, CO)	Harbison Court (Columbia, SC)
MacArthur Marketplace (Irving, TX)	Lakepointe Crossing (Lewisville, TX)

(11) Encumbers eight shopping center properties as follows:
Plainville Commons (Plainville, CT)	Cool Springs Pointe (Brentwood, TN)
Riverdale Village (Coon Rapids, MN)	Shoppers World of Brookfield (Brookfield, WI)
Brandon Village (Brandon, FL)	Brown Deer Center (Brown Deer, WI)
Brandon Plaza (Brandon, FL)	Brown Deer Marketplace (Brown Deer, WI)

(12) Encumbers three shopping center properties as follows:
Grandville Marketplace (Grandville, MI)		Parker Pavilions (Parker, CO)
McDonough Marketplace (McDonough, GA)
Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2006

Summary of Pro Rata Joint Venture Debt
as of June 30, 2006

	DDR’s	DDR’s
	Pro Rata	Pro Rata	Interest
Joint Venture	Interest	Debt (000’s)	Rate (1)
RVIP III B	25.50%	$14,413	6.834
RVIP VI	25.50%	758	7.790
RVIP VII	20.75%	15,365	6.777
RVIP VIII	25.50%	5,956	6.334
DPG Realty Holdings, LLC	10.00%	1,109	7.644
DDRA Comm Ctr Five	50.00%	149,000	5.418
DDRA Kildeer, LLC	10.00%	1,950	5.984
Lennox Town Center	50.00%	8,910	8.110
Sun Center	79.45%	16,173	7.564
DOTRS LLC	50.00%	5,025	6.334
KLA/SM LLC	24.63%	7,096	6.318
Jefferson County Plaza	50.00%	1,874	7.084
DDR Markaz	20.00%	22,000	4.129
DDR Markaz II	20.00%	30,096	5.147
Coventry II DDR Ward Parkway	20.00%	7,200	7.734
Coventry II DDR Totem Lakes	20.00%	5,200	7.484
Coventry II DDR Phoenix Spectrum	20.00%	8,000	6.034
Coventry II DDR Westover Marketplace	10.00%	1,689	7.284
Coventry II DDR Buena Park	20.00%	12,200	6.484
Coventry II DDR Merriam Village	20.00%	3,701	6.834
Coventry II DDR Tri County	18.00%	30,600	5.983
DDR Macquarie (2) (3)	14.49%	148,661	4.936

Total		$496,976

Fixed Rate		$377,088
Variable Rate		$119,888

		$496,976

Weighted Average — Total		4.13 years	5.5%

Weighted Average — Fixed	1,711,885	5.01 years	5.1%

Weighted Average — Floating	595,211	1.58 Years	6.7%

Notes:
(1)	Interest rate on floating rate debt determined by using the LIBOR rate in effect on June 30, 2006. One-month LIBOR was 5.334% on June 30, 2006.

(2)	The company’s 50% joint venture associated with the Mervyns Portfolio acquisition is not reflected as it is consolidated within DDR’s accounts pursuant to FIN 46.

(3)	The company’s 14.49% of debt on DDR MDT PS, LLC is not reflected in this number as DDR’s position in this venture is completely subordinated with no corresponding assets reflected in the company’s financial results.
Summary of Pro Rata Joint Venture Debt 5.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2006

Summary of Joint Venture Mortgage Principal Payments
as of June 30, 2006
(000’s)

JOINT VENTURE	2006 Payments	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	Thereafter	Total
RVIP III B (Deer Park)	56,520											56,520
RVIP VI	54	2,949										3,003
RVIP VII	106	73,993										74,098
RVIP VIII				23,356								23,356
DDRA Community Centers Five		18,000			280,000							298,000
DDRA Kildeer, LLC (Kildeer, IL)		19,500										19,500
Lennox Town Center Limited	540	585	635	688	746	809	877	950	1,031	1,117	10,109	18,085
Sun Center Limited
Principal Mutual Life Ins Co	480	523	569	619	674	11,594						14,459
W. Lyman Case & Co	88	93	98	104	110	5,684						6,177
DOTRS LLC
National City Bank	10,292											10,292
KLA/SM LLC								28,811				28,811
Jefferson County Plaza LLC			3,749									3,749
DDR Markaz			110,000									110,000
DDR Markaz II									150,480			150,480
Coventry II DDR Ward Parkway	36,000											36,000
Coventry II DDR Totem Lakes		26,000										26,000
Coventry II DDR Phoenix Spectrum				40,000								40,000
Coventry II DDR Westover Marketplace		16,886										16,886
Coventry II DDR Buena Park					61,000							61,000
Coventry II DDR Merriam Village			18,506									18,506
Coventry II DDR Tri County										170,000		170,000
Tonawanda, NY (Hollywood/Tops)	183	198	213	230	249	268	290	312	337	364	2,585	5,229
Tonawanda, NY (Tops/Gander Mtn.)	350	377	407	439	474	511	552	595	642	693	1,077	6,118
DDR Macquarie
$125M Revolver		81,425										81,425
Secured Financing		49,750	340,500	165,250								555,500
BJ’s Clarence	166	178	191	205	220	236	253	272	292	313	2,546	4,872
JoAnn Transit	344	366	390	415	441	470	500	351				3,276
New Hartford Consumer Square	1,951	2,066	2,188	2,317	2,454	2,599	2,752	2,915	3,087	3,269	10,680	36,278
Birmingham, AL (Riverchase)	122	129	136	145	153	162	170	6,864				7,880
Merriam Town Center	30,000											30,000
DDR Macquarie Longhorn Hldgs							85,000					85,000
DDR Macquarie Longhorn Hldgs II					183,700							183,700
DDR Macquarie Longhorn Hldgs III					39,300							39,300
DDR MDT Venice Holdings								86,000				86,000
Payments through 6/30/06	(2,403)											(2,403)

Total — Debt	134,793	293,018	477,580	233,767	569,520	22,332	90,393	127,071	155,869	175,757	26,996	2,307,096

Summary of Joint Venture Mortgage Principal Payments 5.5

Company Features

491	Shopping Centers (and interests in Retail Assets) (1) (2)
12	Managed Shopping Centers
44, plus Puerto Rico	States (including managed properties) (2)
84.4	Million Sq. Ft. Owned (1) (3)
114.6	Million Sq. Ft. Owned and Managed (1) (2) (3) (4)
96.0% / 95.0%	% Leased / % Occupied (5) (6)
600	Total Employees

(1) Includes Service Merchandise portfolio.

(5) Core retail portfolio.

DEVELOPERS DIVERSIFIED REALTY®

1

491 Shopping Centers (and interests in Retail Assets) 12 Managed Shopping Centers 44, plus Puerto Rico States (including managed properties) 84.4 Million Sq. Ft. Owned 114.6 Million Sq. Ft. Owned and Managed 96.0% / 95.0% % Leased / % Occupied 600 Total Employees Company Features (1) Includes Service Merchandise portfolio. (2) Includes retail development projects in process and scheduled to commence in 2006. (3) Assumes 100% ownership of joint venture assets. Based on actual pro rata ownership of joint venture assets and excluding developments in process and scheduled to commence in 2006, total owned GLA is 59.8 million. (4) Includes unowned anchors at Company-owned operating and development retail properties. (5) Core retail portfolio. (6) Including the assets acquired from Mervyns, the total portfolio was 96.2% leased and 95.2% occupied. (1) (2) (2) (1) (3) (1) (2) (3) (4) (5) (6)

Managed
Non-owned
Owned
GLA (Million Square Feet)
120
100
80
60
40
20
0
9.8
13.2
19.3
20.6
24.7
27.6
36.3
38.6
39.6
45.3
54.1
74.8
81.6
84.4
23.4
1.3
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
2Q'06

2

DEVELOPERS DIVERSIFIED REALTY®

Our owned portfolio has grown over 8.6x since IPO (1) '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 Owned 9.8 13.2 19.3 20.6 24.7 28 36 39 40 45.3 54.1 74.8 81.6 84.4 Non-owned 3 3 3 4 7 9 6 12 12 11.6 22.1 21.4 22.8 23.4 Managed 4 5 5 5 4 5 5 9 5 0.7 1 1.4 1.4 1.3 (1) Includes Service Merchandise, but does not include developments in process or schedule to commence construction in 2006. 9.8 13.2 19.3 20.6 24.7 27.6 36.3 38.6 39.6 45.3 54.1 23.4 1.3 GLA (Million Square Feet) 84.4 74.8 2Q'06 81.6

National Platform with Geographic Diversification

GLA by State
114.6 MSF / 44 States, plus Puerto Rico
+10.0 MSF
+5.0 – 10.0 MSF
+3.0 – 5.0 MSF
+1.0 – 3.0 MSF
Less than 1.0 SF
3.9 msf 3.4%
15.4 msf 13.4%
4.7 msf 4.1%
9.8 msf 8.6%
4.0 msf 3.5%
6.3 msf 5.5%
5.3 msf 4.6%
5.4 msf 4.7%
7.4 msf 6.5%
4.9 msf 4.3%
Puerto Rico

DEVELOPERS DIVERSIFIED REALTY®

GLA by State 114.6 MSF / 44 States, plus Puerto Rico +10.0 MSF +5.0 - 10.0 MSF +3.0 - 5.0 MSF +1.0 - 3.0 MSF Less than 1.0 SF National Platform with Geographic Diversification Puerto Rico 4.7 msf 4.1% 15.4 msf 13.4% 9.8 msf 8.6% 6.3 msf 5.5% 7.4 msf 6.5% 5.4 msf 4.7% 5.3 msf 4.6% 4.9 msf 4.3% 4.0 msf 3.5% 3.9 msf 3.4%

$18.00
$15.00
$12.00
$9.00
$6.00
$3.00
Total Portfolio
Inline Retail
$17.30
$11.64
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
2Q '06

(1) Does not include Service Merchandise or development properties.

DEVELOPERS DIVERSIFIED REALTY®

4

'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 2Q '06 $3.00 $6.00 $9.00 $12.00 $15.00 $18.00 Average annualized base rental rates PSF have more than doubled since IPO $17.30 $11.64 (1) (1) Does not include Service Merchandise or development properties. Total Portfolio Inline Retail

Average Annualized Base Rental Rates PSF Jun. 30, 2006 376 $11.64 $17.30 Dec. 31, 2005 380 $11.30 $16.62 Dec. 31, 2004 373 $11.13 $16.14 Dec. 31, 2003 274 $10.82 $15.55 Dec. 31, 2002 189 $10.58 $15.18 Dec. 31, 2001 192 $10.03 $14.02 Dec. 31, 2000 190 $9.66 $13.66 Dec. 31, 1999 186 $9.20 $12.69 Dec. 31, 1998 159 $8.99 $12.39 Dec. 31, 1997 123 $8.49 $11.69 Dec. 31, 1996 112 $7.85 $10.87 Dec. 31, 1995 106 $7.60 $10.54 Dec. 31, 1994 84 $5.89 $9.02 Dec. 31, 1993 69 $5.60 $8.56 Dec. 31, 1992 53 $5.37 $8.37 Dec. 31, 1991 53 $5.35 $8.29 Dec. 31, 1990 52 $5.27 $8.25 Dec. 31, 1989 45 $4.93 $7.87 Dec. 31, 1988 40 $4.81 $7.41 Dec. 31, 1987 37 $4.38 $7.09 Period Ending Number of Properties Total Shop Space Annualized Base Rent / S.F.

Lease Expirations by Year [1]

15%
10%
5%
0%
% Total Base Rents by Class
Anchor
Small Shop
2006
2007
2008
2009
2010
2011

(1) Does not include development properties or options.

DEVELOPERS DIVERSIFIED REALTY

6

Lease Expirations by Year 2006 2007 2008 2009 2010 2011 Anchor 0.009 0.025 0.032 0.051 0.069 0.1 Small Shop 0.066 0.133 0.14 0.144 0.141 0.141 (1) Does not include development properties or options. % Total Base Rents by Class (1)

Lease Expirations by Year (1) 2006 15 $3.6 $5.75 464 $19.8 $15.95 2007 43 $11.3 $6.13 973 $47.7 $15.76 2008 58 $14.6 $6.94 934 $50.3 $16.25 2009 78 $23.0 $7.58 902 $51.7 $16.48 2010 100 $31.1 $8.11 825 $50.6 $16.82 2011 125 $45.1 $9.70 645 $50.4 $18.89 2012 100 $36.8 $8.79 237 $21.9 $20.77 2013 73 $27.6 $8.95 189 $17.6 $18.72 2014 95 $37.2 $10.23 165 $14.8 $19.45 2015 82 $37.1 $9.47 159 $14.4 $19.72 769 $267.4 $8.60 5,493 $339.2 $16.86 1,067 $452.9 $9.03 5,835 $371.7 $16.90 Year Leases Revenue Average/S.F. Leases Revenue Average/S.F. 2006-2015 Subtotal (1) Does not include development properties. Anchor Base Rent Shop Space Base Rent (Millions) (Millions) Total Rent Roll

Largest Tenants by GLA Owned & Unowned (1) Includes Service Merchandise portfolio. Does not include development properties. 1. Wal-Mart / Sam's Club 93 14.03 43 5.79 50 8.24 2. Target 36 4.55 10 1.26 26 3.29 3. Lowe's Home Improvement 30 3.90 15 1.91 15 1.99 4. Home Depot 34 3.58 12 1.11 22 2.47 5. Mervyn's 39 2.98 38 2.90 1 0.08 6. Kmart / Sears 29 2.92 27 2.54 2 0.38 7. Kohl's 31 2.65 28 2.39 3 0.26 8. Tops Markets 40 2.50 39 2.42 1 0.08 9. T.J. Maxx / Marshalls 71 2.33 71 2.33 0 0.00 10. PETsMART 70 1.57 70 1.57 0 0.00 Total Units Total GLA (millions) Owned Units Owned GLA (millions) Unowned Units Unowned GLA (millions) (1)

Reliance on Major Tenants (Owned Shopping Center GLA Only) (1) (2) (3) Tenant Units Percent of Total Credit Ratings Total Base Rent (millions) (1) Includes Service Merchandise portfolio. Does not include development properties. (2) Based on pro rata ownership of joint venture properties. (3) Reflects major tenants with a percentage of total portfolio of 1% and higher. Wal-Mart / Sam's Club 43 $29.55 5.02% AA/Aa2 Tops Markets 39 $16.60 2.82% BB+/Ba1 Mervyns 38 $15.72 2.67% NR/NR PETsMART 70 $11.75 2.00% BB/Ba3 T.J. Maxx / Marshalls 71 $11.62 1.97% A/A3 Bed Bath & Beyond 43 $10.12 1.72% BBB/NR Lowe's Home Improvement 15 $9.68 1.64% A+/A2 Kohl's 28 $8.94 1.52% BBB+/A3 Kmart / Sears 27 $7.36 1.25% BB+/Ba1 Home Depot 12 $7.35 1.25% AA/Aa3 Old Navy / GAP / Banana Republic 46 $7.34 1.25% BBB-/Baa3 OfficeMax 45 $7.10 1.21% B+/Ba2 Michaels 43 $7.05 1.20% NR/NR Barnes & Noble 28 $6.43 1.09% NR/Ba3 Staples 28 $6.05 1.03% BBB/Baa2 Subtotal 549 $162.73 27.64% Total Portfolio 6,902 $588.73 100.00%

Major Tenant (units)	Owned GLA	% Total GLA	Major Tenant (units)	Base Rental Revenue ($Millions)	% Total Base Rent
1. Wal-Mart / Sam's Club (43)	4.89	8.35%	1. Wal-Mart / Sam's Club (43)	$29.55	5.02%
2. Kmart / Sears (27)	2.11	3.60%	2. Tops Markets (39)	$16.60	2.82%
3. Lowe's Home Improvement (15)	1.57	2.68%	3. Mervyns (38)	$15.72	2.67%
4. Tops Markets (39)	1.56	2.63%	4. PETsMART (70)	$11.75	2.00%
5. Mervyns (38)	1.42	2.42%	5. T.J. Maxx / Marshalls (71)	$11.62	1.97%
6. T.J. Maxx / Marshalls (71)	1.34	2.29%	6. Bed Bath & Beyond (43)	$10.02	1.70%
7. Kohl's (28)	1.25	2.13%	7. Lowe's Home Improvement (15)	$9.68	1.64%
8. Target (10)	1.00	1.71%	8. Kohl's (28)	$8.94	1.52%
9. PETsMART (70)	0.92	1.57%	9. Home Depot (12)	$7.35	1.25%
10. Home Depot (12)	0.92	1.57%	10. Kmart / Sears (27)	$7.34	1.25%
11. Bed Bath & Beyond (43)	0.84	1.43%	11. Old Navy / GAP / Banana Republic (46)	$7.34	1.25%
12. JCPenney (20)	0.79	1.35%	12. OfficeMax (45)	$7.10	1.25%
13. Toys "R" Us / Babies "R" Us (28)	0.73	1.25%	13. Michaels (43)	$7.05	1.21%
14. OfficeMax (45)	0.68	1.16%	14. Barnes & Noble (28)	$6.43	1.20%
15. Kroger (17)	0.65	1.11%	15 . Staples (28)	$6.05	1.09%
16. Michaels (43)	0.62	1.06%	16. AMC Theater (7)	$5.77	1.03%
17. Dollar Tree (93)	0.61	1.04%	17. Ross Stores (31)	$5.55	0.98%
18. Goody's Family Clothing (22)	0.56	0.96%	18. Dick's Sporting Goods (15)	$5.51	0.94%
19. Ross Stores (31)	0.54	0.92%	19. Dollar Tree (93)	$5.49	0.94%
20. Staples (28)	0.54	0.92%	20. Best Buy (20)	$5.40	0.93%
Subtotal 1-20	23.52	40.16%	Subtotal 1-20	$190.33	32.33%
Total Portfolio	58.52	100.00%	Total Portfolio	$588.73	100.00%

10

Reliance on Major Tenants by GLA and Base Rental Revenues (1) (2) 1. Wal-Mart / Sam's Club (43) $29.55 5.02% 2. Tops Markets (39) $16.60 2.82% 3. Mervyns (38) $15.72 2.67% 4. PETsMART (70) $11.75 2.00% 5. T.J. Maxx / Marshalls (71) $11.62 1.97% 6. Bed Bath & Beyond (43) $10.02 1.70% 7. Lowe's Home Improvement (15) $9.68 1.64% 8. Kohl's (28) $8.94 1.52% 9. Home Depot (12) $7.35 1.25% 10. Kmart / Sears (27) $7.34 1.25% 11. Old Navy / GAP / Banana Republic (46) $7.34 1.25% 12. OfficeMax (45) $7.10 1.25% 13. Michaels (43) $7.05 1.21% 14. Barnes & Noble (28) $6.43 1.20% 15 . Staples (28) $6.05 1.09% 16. AMC Theater (7) $5.77 1.03% 17. Ross Stores (31) $5.55 0.98% 18. Dick's Sporting Goods (15) $5.51 0.94% 19. Dollar Tree (93) $5.49 0.94% 20. Best Buy (20) $5.40 0.93% Subtotal 1-20 $190.33 32.33% Total Portfolio $588.73 100.00% 1. Wal-Mart / Sam's Club (43) 4.89 8.35% 2. Kmart / Sears (27) 2.11 3.60% 3. Lowe's Home Improvement (15) 1.57 2.68% 4. Tops Markets (39) 1.56 2.63% 5. Mervyns (38) 1.42 2.42% 6. T.J. Maxx / Marshalls (71) 1.34 2.29% 7. Kohl's (28) 1.25 2.13% 8. Target (10) 1.00 1.71% 9. PETsMART (70) 0.92 1.57% 10. Home Depot (12) 0.92 1.57% 11. Bed Bath & Beyond (43) 0.84 1.43% 12. JCPenney (20) 0.79 1.35% 13. Toys "R" Us / Babies "R" Us (28) 0.73 1.25% 14. OfficeMax (45) 0.68 1.16% 15. Kroger (17) 0.65 1.11% 16. Michaels (43) 0.62 1.06% 17. Dollar Tree (93) 0.61 1.04% 18. Goody's Family Clothing (22) 0.56 0.96% 19. Ross Stores (31) 0.54 0.92% 20. Staples (28) 0.54 0.92% Subtotal 1-20 23.52 40.16% Total Portfolio 58.52 100.00% Major Tenant (units) Owned GLA % Total GLA Base Rental Revenue ($Millions) % Total Base Rent Major Tenant (units) (1) Includes Service Merchandise portfolio. Does not include development properties. (2) Based on pro rata ownership of joint venture properties.

Run Date: 07/19/2006
Time: 2:22:07PM

Quarter: 2Q06

Retail Property List *

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
Alabama

1 BIRMINGHAM, AL (BROOK)	BROOK HIGHLAND PLAZA 5291 HWY 280 SOUTH	35242	SC	1994/2003	1994	100.00%	423,493	550,410	4,177,847	GOODY’S(2009), REGAL CINEMAS(2014), STEIN MART(2011), OFFICE MAX(2011), MICHAEL’S(2009), HOMEGOODS(2016), BOOKS-A-MILLION(2010), ROSS DRESS FOR LESS(2014), LOWES HOME CENTERS(NOT OWNED)

2 BIRMINGHAM, AL (EASTWOOD)	EASTWOOD FESTIVAL CENTER 7001 CRESTWOOD BLVD	35210	SC	1989/1999	1995	100.00%	301,074	454,904	1,449,735	OFFICE DEPOT(2007), DOLLAR TREE(2009), BURLINGTON COAT FACTORY(2008), HOME DEPOT(NOT OWNED), WESTERN SUPERMARKETS(NOT OWNED)

3 BIRMINGHAM, AL (RIVERCHASE)	RIVERCHASE PROMENADE(I) MONTGOMERY HIGHWAY	35244	SC	1989	2002	14.50%	119,790	228,098	1,645,934	MARSHALL’S(2008), GOODY’S(NOT OWNED), TOY’S R US(NOT OWNED)

4 GADSDEN, AL	EAST SIDE PLAZA 3010-3036 E. MEIGHAN BOULEVARD	35903	SC	1979/2004	2003	100.00%	85,196	130,899	267,894	FRED’S(2009), FOOD WORLD(NOT OWNED)

5 OPELIKA, AL	PEPPERELL CORNERS 2300-2600 PEPPERELL PARKWAY OP	36801	SC	1995	2003	100.00%	190,127	190,127	939,680	LOWE’S(2012), GOODY’S(2010)

6 SCOTTSBORO, AL	SCOTTSBORO MARKETPLACE 24833 JOHN P REID PARKWAY	35766	SC	1999	2003	100.00%	40,560	223,750	453,816	GOODY’S(2011), WAL-MART(NOT OWNED)

Arizona

7 AHWATUKEE, AZ	FOOTHILLS TOWNE CTR (II) 4711 EAST RAY ROAD	85044	SC	1996/1997/1999	1997	50.00%	647,904	686,435	9,976,964	JO-ANN STORES(2010), BEST BUY(2014), BASSETT FURNITURE(2010), AMC THEATRE(2021), ASHLEY FURNITURE HOMESTORE(2011), BARNES & NOBLE(2012), STEIN MART(2011), BABIES R US(2007), ROSS DRESS FOR LESS(2012), OFFICE MAX(2012)

8 CHANDLER, AZ	MERVYN’S PLAZA 2992 N. ALMA SCHOOL ROAD	85224	FO	1985	2005	50.00%	74,862	74,862	660,000	MERVYN’S(2020)

9 MESA, AZ (SUPERS)	SUPERSTITION SPRINGS CENTER 6505 E. SOUTHERN AVE	85206	FO	1990	2005	50.00%	86,858	86,858	1,129,000	MERVYN’S(2020)

10 PHOENIX, AZ	PARADISE VILLAGE GATEWAY TATUM & SHEA BLVDS.	85028	SC	1997/2004	2003	67.00%	223,208	296,118	4,246,801	BED BATH & BEYOND(2011), ROSS DRESS FOR LESS(2007), PETSMART(2015), STAPLES(2010), ALBERTSONS-OSCO DRUG(NOT OWNED)

11 PHOENIX, AZ (DEER VALLEY)	DEER VALLEY TOWNE CENTER 2805 WEST AGUA FRIA FREEWAY	85027	SC	1996	1999	100.00%	197,009	459,939	3,099,342	ROSS DRESS FOR LESS(2009), OFFICE MAX(2013), PETSMART(2014), MICHAEL’S(2009), TARGET(NOT OWNED), AMC THEATRES(NOT OWNED)

12 PHOENIX, AZ (DV)	DEER VALLEY 4255 W. THUNDERBIRD ROAD	85053	FO	1979	2005	50.00%	81,009	81,009	803,000	MERVYN’S(2020)

13 PHOENIX, AZ (PEORIA)	ARROWHEAD CROSSING 7553 WEST BELL ROAD	85382	SC	1995	1996	50.00%	346,428	416,606	4,563,696	STAPLES(2009), COMPUSA(2013), MAC FRUGAL’S(2010), BARNES & NOBLE(2011), T.J.MAXX(2011), CIRCUIT CITY(2016), DSW SHOE WAREHOUSE(2017), BASSETT FURNITURE(2009), LINENS ‘N THINGS(2011), FRY’S(NOT OWNED)

14 PHOENIX, AZ (SILVER)	SILVER CREEK PLAZA 4710 E. RAY ROAD	85044	FO	1994	2005	50.00%	76,214	76,214	839,000	MERVYN’S(2020)

15 PHOENIX, AZ (SPE)	PHOENIX SPECTRUM MALL 1641 WEST BETHANY HOME ROAD	85015	SC	1961	2004	20.00%	395,129	849,760	5,217,148	COSTCO WHOLESALE(2020), ROSS DRESS FOR LESS(2013), PETSMART(2019), HARKINS THEATRE(2002), WALMART(NOT OWNED), DILLARD’S(NOT OWNED)

16 TUCSON, AZ	SANTA CRUZ PLAZA 3660 S. 16TH AVE	85713	FO	1982	2005	50.00%	76,126	76,126	503,000	MERVYN’S(2020)

Arkansas

17 FAYETTEVILLE, AR	SPRING CREEK CENTRE 464 E. JOYCE BOULEVARD	72703	SC	1997/1999/2000/2001	1997	14.50%	262,827	590,161	3,031,774	T.J. MAXX(2011), BEST BUY(2017), GOODY’S(2013), OLD NAVY(2010), BED BATH & BEYOND(2009), WAL-MART SUPER CENTER(NOT OWNED), HOME DEPOT(NOT OWNED)

18 FAYETTEVILLE, AR (STEELE)	STEELE CROSSING 3533-3595 N. SHILOH DR	72703	SC	2003	2003	14.50%	50,293	261,644	942,784	KOHL’S(NOT OWNED), TARGET(NOT OWNED)

19 N. LITTLE ROCK, AR	MCCAIN PLAZA 4124 EAST MCCAIN BOULEVARD	72117	SC	1991/2004	1994	100.00%	295,013	295,013	1,857,900	BED BATH & BEYOND(2013), T.J. MAXX(2007), CINEMARK(2011), BURLINGTON COAT FACTORY(2014), MICHAEL’S(2014), SPORTS AUTHORITY(2013)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests		Property Listing 7.1

Run Date: 07/19/2006
Time: 2:22:07PM

Quarter: 2Q06

Retail Property List *

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
20 RUSSELLVILLE, AR	VALLEY PARK CENTRE 3093 EAST MAIN STREET	72801	SC	1992	1994	100.00%	152,083	152,083	1,116,848	STAGE(2010), J.C. PENNEY(2012)

California

21 ANAHEIM, CA	ANAHEIM HILLS FESTIVAL CENTER 8100 E. SANTA ANA CANYON ROAD	92808	FO	1992	2005	50.00%	77,883	77,883	1,276,000	MERVYN’S(2020)

22 ANTIOCH, CA	COUNTY EAST SHOPPING CENTER 2602 SOMERSVILLE ROAD	94509	FO	1970	2005	50.00%	75,339	75,339	1,158,000	MERVYN’S(2020)

23 BUENA PARK, CA	BUENA PARK MALL AND ENTERTAIN 100 BUENA PARK	90620	SC	1965	2004	20.00%	697,742	1,105,405	8,903,491	CIRCUIT CITY(2018), DSW SHOE WAREHOUSE(2013), ROSS DRESS FOR LESS(2010), BED BATH & BEYOND(2011), STEVE & BARRY’S UNIVERSITY(2014), KOHL’S(2024), KRIKORIAN PREMIER THEATRES(2023), MICHAEL’S(2014), SEARS(NOT OWNED), WALMART(NOT OWNED)

24 BURBANK, CA	BURBANK TOWN CENTER 245 E. MAGNOLIA BLVD	91502	GL	1991	2005	50.00%	89,182	89,182	1,593,000	MERVYN’S(2020)

25 CHINO, CA	CHINO TOWN SQUARE SHOPPING 5517 PHILADELPHIA STREET	91710	FO	1986	2005	50.00%	81,282	81,282	853,000	MERVYN’S(2020)

26 CLOVIS, CA	SIERRA VISTA MALL 1000 SHAW AVE	93612	GL	1988	2005	50.00%	77,561	77,561	700,000	MERVYN’S(2020)

27 EL CAJON, CA	WESTFIELD SHOPPING TOWN 565 FLETCHER PARKWAY	92020	GL	1989	2005	50.00%	85,744	85,744	1,229,000	MERVYN’S(2020)

28 FAIRFIELD, CA	WESTFIELD SOLANO MALL 1451 GATEWAY BLVD	94533	FO	1981	2005	50.00%	89,223	89,223	1,594,000	MERVYN’S(2020)

29 FOLSOM, CA	FOLSOM SQUARE 1010 E. BIDWELL STREET	95630	FO	2003	2005	50.00%	79,080	79,080	1,132,000	MERVYN’S(2020)

30 FOOTHILL RANCH, CA	FOOTHILLS RANCH TOWN CENTRE 26732 PORTOLA PKWY	92610	FO	1993	2005	50.00%	77,934	77,934	1,030,000	MERVYN’S(2020)

31 GARDEN GROVE, CA	GARDEN GROVE CENTER 13092 HARBOR BLVD	92843	FO	1982	2005	50.00%	83,746	83,746	738,000	MERVYN’S(2020)

32 LANCASTER, CA	VALLEY CENTRAL - DISCOUNT 44707-44765 VALLEY CENTRAL WAY	93536	SC	1990	2001	20.00%	353,483	483,787	3,783,857	MARSHALL’S(2007), CIRCUIT CITY(2011), STAPLES(2008), CINEMARK MOVIES 12(2017), WAL-MART(2010), 99 CENTS ONLY(2014), COSTCO(NOT OWNED)

33 LOMPOC, CA	MISSION PLAZA 1600 N H STREET	93436	FO	1992	2005	50.00%	62,523	62,523	344,000	MERVYN’S(2020)

34 LONG BEACH, CA (PIKE)	THE PIKE 95 SOUTH PINE AVE	90802	SC	2005	1 *	100.00%	189,601	215,912	3,075,952	CINEMARK(2008), BORDERS(2016), CLUB V2O(2019)

35 MADERA, CA	MADERA 1467 COUNTRY CLUB DRIVE	93638	FO	1990	2005	50.00%	59,720	59,720	197,000	MERVYN’S(2020)

36 NORTH FULLERTON, CA	NORTH FULLERTON 200 IMPERIAL HWY	92835	FO	1991	2005	50.00%	76,360	76,360	757,000	MERVYN’S(2020)

37 NORTHRIDGE, CA	NORTHRIDGE PLAZA 8800 CORBIN AVE	91324	LH	1980	2005	50.00%	75,455	75,455	532,000	MERVYN’S(2020)

38 OCEANSIDE, CA.	OCEAN PLACE CINEMAS 401-409 MISSION AVENUE	92054	SC	2000	1 *	100.00%	80,450	80,450	1,230,838	REGAL CINEMAS(2014)

39 PALMDALE, CA	ANTELOPE VALLEY MALL 1305 W. RANCHO VISTA BLVD	93551	FO	1992	2005	50.00%	76,550	76,550	813,000	MERVYN’S(2020)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests		Property Listing 7.1

Run Date: 07/19/2006 Time: 2:22:07PM Page 3 of 22 Quarter: 2Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
40 PASADENA, CA	PASEO COLORADO, 280 EAST COLORADO BLVD.	91101	LC	2001	2003	100.00%	556,961	556,961	11,224,088	GELSON’S MARKET(2021), LOEHMANN’S(2015), EQUINOX(2017), MACY’S(2010), PACIFIC THEATRES EXHIB. CORP(2016), DSW SHOE WAREHOUSE(2011), J.JILL(2012), DELMONICOS SEAFOOD(2012), PF CHANGS CHINA BISTRO(2016), BOMBAY COMPANY(2011), TOMMY BAHAMA(2011), SEPHORA(2011)

41 PLEASANT HILL, CA.	DOWNTOWN PLEASANT HILL 2255 CONTRA COSTA BLVD #101	94523	SC	1999/2000	2001	20.00%	345,930	345,930	6,494,077	ALBERTSON’S(2020), MICHAEL’S(2010), BORDERS(2015), CENTURY THEATRE(2016), BED BATH & BEYOND(2010), ROSS DRESS FOR LESS(2010)

42 PORTERVILLE, CA	PORTERVILLE MARKET PLACE 1275 W. HENDERSON AVE	93257	FO	1991	2005	50.00%	76,378	76,378	505,000	MERVYN’S(2020)

43 REDDING, CA	SHASTA CENTER 1755 HILLTOP DRIVE	96002	FO	1984	2005	50.00%	61,363	61,363	608,000	MERVYN’S(2020)

44 RICHMOND, CA (HILLTOP)	HILLTOP PLAZA 3401 BLUME DRIVE	94806	SC	1996/2000	2002	20.00%	245,774	245,774	3,661,957	OFFICE MAX(2011), PETSMART(2012), ROSS DRESS FOR LESS(2008), BARNES & NOBLE(2011), CIRCUIT CITY(2017), CENTURY THEATRE(2016)

45 SAN DIEGO, CA	SOUTHLAND PLAZA SHOPPING 575 SATURN BLVD	92154	FO	1982	2005	50.00%	75,207	75,207	994,000	MERVYN’S(2020)

46 SAN DIEGO, CA (COLLEGE)	COLLEGE GROVE SHOPPING CENTER 3450 COLLEGE AVE	92115	FO			50.00%	73,872	73,872	846,576	MERVYN’S(2021)

47 SAN FRANCISCO, CA (RETAIL)	VAN NESS PLAZA 215 1000 VAN NESS AVENUE	94109	SC	1998	2002	100.00%	123,755	123,755	3,796,758	AMC THEATRE(2030), CRUNCH FITNESS(2008)

48 SANTA MARIA, CA	TOWN CENTER WEST SHOPPING 201 TOWN CENTER W	93458	FO	1988	2005	50.00%	84,886	84,886	748,000	MERVYN’S(2020)

49 SANTA ROSA, CA	SANTA ROSA PLAZA 600 SANTA ROSA PLAZA	95401	FO	1981	2005	50.00%	90,348	90,348	1,497,000	MERVYN’S(2020)

50 SLATTEN RANCH, CA	SLATTEN RANCH SHOPPING CENTER 5849 LONE TREE WAY	94531	FO	2002	2005	50.00%	78,819	78,819	1,302,000	MERVYN’S(2020)

51 SONORA, CA	SONORA CROSSROAD SHOPPING 1151 SANGUINETTI ROAD	95370	FO	1993	2005	50.00%	62,214	62,214	719,000	MERVYN’S(2020)

52 TULARE, CA	ARBOR FAIRE SHOPPING CENTER 1675 HILLMAN STREET	93274	FO	1991	2005	50.00%	62,947	62,947	555,000	MERVYN’S(2020)

53 UKIAH, CA	UKIAH 437 N. ORCHARD AVE	95482	FO	1990	2005	50.00%	58,841	58,841	324,000	MERVYN’S(2020)

54 WEST COVINA, CA	WEST COVINA SHOPPING CENTER 2753 E. EASTLAND CTR DRIVE	91791	GL	1979	2005	50.00%	82,028	82,028	1,515,000	MERVYN’S(2020)

Colorado

55 ALAMOSA, CO	ALAMOSA PLAZA 145 CRAFT DRIVE	81101	SC	1986	1/2 *	100.00%	19,875	161,924	81,517	CITY MARKET, INC.(NOT OWNED), BIG “R”(NOT OWNED)

56 AURORA, CO	PIONEER HILLS 5400-5820 SOUTH PARKER	80012	SC	2003	2003	14.50%	127,215	479,541	2,431,308	BED BATH & BEYOND(2012), OFFICE DEPOT(2017), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)
57 BROOMFIELD, CO	FLATIRON MARKETPLACE GARDEN 1 WEST FLATIRON CIRCLE	80021	SC	2001	2003	100.00%	245,217	421,482	5,186,384	NORDSTROM RACK(2011), LINENS ‘N THINGS(2017), BEST BUY(2016), OFFICE DEPOT(2016), GREAT INDOORS(NOT OWNED)

58 DENVER, CO	AMARAC SQUARE 7777 E. HAMPDEN	80231	SC	1976	2001	100.00%	174,780	196,580	1,850,572	REGENCY THEATRES TAMARAC SQ.(2008)

59 DENVER, CO (CENTENNIAL)	CENTENNIAL PROMENADE 9555 E. COUNTY LINE ROAD	80223	SC	1997/2002	1997	100.00%	408,337	529,488	6,774,970	GOLFSMITH GOLF CENTER(2012), SOUNDTRACK(2017), ROSS DRESS FOR LESS(2008), OFFICE MAX(2012), MICHAEL’S(2007), TOYS R US(2011), BORDERS(2017), LOEHMANN’S(2012), HOME DEPOT(NOT OWNED), RECREATIONAL EQUIPMENT(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 07/19/2006 Time: 2:22:07PM Page 4 of 22 Quarter: 2Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
60 DENVER, CO (UNIVERSITY)	UNIVERSITY HILLS 2730 SOUTH COLORADO BOULEVARD	80222	SC	1997	2003	100.00%	244,383	244,383	4,066,062	LINENS ‘N THINGS(2013), PIER 1 IMPORTS(2014), OFFICE MAX(2012), KING SOOPERS(2017)

61 FORT COLLINS, CO	MULBERRY AND LEMAY CROSSINGS MULBERRY ST. & S. LEMAY AVE.	80525	SC	2004	2003	100.00%	18,988	316,420	422,229	WAL-MART(NOT OWNED), HOME DEPOT(NOT OWNED)

62 LITTLETON, CO	ASPEN GROVE 7301 SOUTH SANTA FE	80120	LC	2002	1 *	100.00%	231,450	255,184	6,429,065	COLDWATER CREEK(2011), TALBOTS(2012),ANN TAYLOR(2012), J.CREW(2012), BANANA REPUBLIC(2012), GAP(2012), WILLIAMS-SONOMA(2014), J.JILL(2012), BOMBAY COMPANY(2012), POTTERY BARN(2014), PIER 1 IMPORTS(2011), JOSEPH A. BANK CLOTHERS(2012), BUCA di BEPPO(2013), CHAMPPS(2022),POTTERY BARN(2014)

63 PARKER, CO (FLATACRES)	FLATACRES MARKETCENTER SOUTH PARKER ROAD	80134	SC	2003	2003	14.50%	116,644	221,520	2,035,894	BED BATH & BEYOND(2014), GART SPORTS(2014), MICHAEL’S(2013), KOHL’S(NOT OWNED)

64 PARKER, CO (PAVILIONS)	PARKER PAVILIONS 11153-11183 SOUTH PARKER ROAD	80134	SC	2003	2003	14.50%	89,631	410,868	1,686,656	OFFICE DEPOT(2016), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

Connecticut

65 PLAINVILLE, CT	CONNECTICUT COMMONS I-84 & RTE 9	06062	SC	1999/2001	1 *	14.50%	463,394	566,537	6,023,609	LOWE’S(2019), KOHL’S(2022), DSW SHOE WAREHOUSE(2015), DICK’S SPORTING GOODS(2020), PETSMART(2015), A.C. MOORE(2014), OLD NAVY(2011), LINENS ‘N THINGS(2017), PLAINVILLE THEATRE(NOT OWNED)

Florida

66 BAYONET POINT, FL	POINT PLAZA US 19 & SR 52	34667	SC	1985/2003	1/2 *	100.00%	209,714	209,714	1,354,580	PUBLIX SUPER MARKETS(2010), BEALL’S(2014), T.J. MAXX(2010)

67 BOYNTON BEACH, FL	MEADOWS SQUARE HYPOLUXO RD & N. CONGRESS AVE	33461	SC	1986	2004	100.00%	106,224	106,224	1,417,195	PUBLIX SUPER MARKETS(2011)

68 BRANDON, FL	KMART SHOPPING CENTER 1602 BRANDON BL	33511	SC	1972/1997/2003	2 *	100.00%	161,900	228,022	781,516	K MART(2007), KANE FURNITURE(NOT OWNED)

69 BRANDON, FL (PLAZA)	LAKE BRANDON PLAZA CAUSEWAY BOULEVARD	33511	SC	1999	2003	14.50%	148,267	196,801	1,866,915	COMPUSA(2017), JO-ANN STORES (2017), PUBLIX SUPER MARKETS (2019), BABIES R US(NOT OWNED)

70 BRANDON, FL (VILLAGE)	LAKE BRANDON VILLAGE CAUSEWAY BOULEVARD	33511	SC	1997/2004	2003	14.50%	113,986	243,641	1,483,048	LINENS ‘N THINGS(2014), SPORTS AUTHORITY(2018), PETSMART(2020), LOWE’S(NOT OWNED)

71 CRYSTAL RIVER, FL	CRYSTAL RIVER PLAZA 420 SUN COAST HWY	33523	SC	1986/2001	1/2 *	100.00%	160,135	160,135	749,118	BEALL’S(2012), BEALL’S OUTLET(2006)

72 DAYTONA BEACH, FL	VOLUSIA 1808 W. INTERNATIONAL SPEEDWAY	32114	SC	1984	2001	100.00%	76,087	76,087	855,029	MARSHALLS(2010)

73 ENGLEWOOD, FL	ROTONDA PLAZA 5855 PLACIDA ROAD	34224	SC	1991	2004	100.00%	46,835	46,835	469,151	KASH N KARRY(2011)

74 GULF BREEZE, FL	GULF BREEZE MARKETPLACE 3749-3767 GULF BREEZE PARKWAY	32561	SC	1998	2003	100.00%	29,827	333,654	414,404	LOWE’S(NOT OWNED), WAL-MART(NOT OWNED)

75 JACKSONVILLE, FL	JACKSONVILLE REGIONAL 3000 DUNN AVENUE	32218	SC	1988	1995	100.00%	219,735	295,752	1,404,533	J.C. PENNEY(2007), WINN DIXIE STORES(2009)

76 JACKSONVILLE, FL(ARLINGTON RD)	ARLINGTON ROAD PLAZA 926 ARLINGTON ROAD	32211	SC	1990/1999	2004	100.00%	182,098	182,098	922,452	FOOD LION(2010)

77 LAKELAND, FL (HIGHLANDS)	HIGHLANDS PLAZA SHOPPING CTR 2228 LAKELANDS HIGHLAND ROAD	33803	SC	1990	2004	100.00%	102,572	102,572	803,426	WINN DIXIE STORES(2017)

78 MARIANNA, FL	THE CROSSROADS 2814-2822 HIGHWAY 71	32446	SC	1990	1/2 *	100.00%	63,894	63,894	340,280	BEALL’S(2008)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 07/19/2006 Time: 2:22:07PM Page 5 of 22 Quarter: 2Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
79 NAPLES, FL	CARILLON PLACE 5010 AIRPORT ROAD NORTH	33942	SC	1994	1995	14.50%	267,808	283,208	3,175,294	WAL-MART(2014), T.J. MAXX(2009), CIRCUIT CITY(2015), ROSS DRESS FOR LESS(2010), CIRCUIT CITY(2015), OFFICE MAX(2010)

80 OCALA, FL	OCALA WEST 2400 SW COLLEGE ROAD	32674	SC	1991	2003	100.00%	95,775	95,775	730,879	SPORTS AUTHORITY(2012), HOBBY LOBBY(2016)

81 ORANGE PARK, FL (THE VILLAGE)	THE VILLAGE SHOPPING CENTER 950 BLANDING BLVD	32065	SC	1993/2000	2004	100.00%	72,531	135,473	665,988	BEALL’S(2009), ALBERTSON’S(NOT OWNED)

82 ORMOND BEACH, FL	ORMOND TOWNE SQUARE 1458 WEST GRANADA BLVD	32174	SC	1993	1994	100.00%	234,042	234,042	1,940,241	BEALL’S(2018), ROSS DRESS FOR LESS(2016), PUBLIX SUPER MARKETS(2013)

83 OVIEDO, FL	OVIEDO PARK CROSSING RTE 417 & RED BUG LAKE ROAD	32765	SC	1999	1 *	20.00%	186,212	321,249	2,013,393	OFFICE MAX(2014), ROSS DRESS FOR LESS(2010), MICHAEL’S(2009), T.J. MAXX(2010), LINENS ‘N THINGS(2011), LOWE’S(NOT OWNED)

84 PALM HARBOR, FL	THE SHOPPES OF BOOT RANCH 300 EAST LAKEROAD	34685	SC	1990	1995	100.00%	52,395	229,188	956,431	ALBERTSON’S(NOT OWNED), TARGET(NOT OWNED)

85 PENSACOLA, FL	PALAFOX SQUARE 8934 PENSACOLA BLVD	32534	SC	1988/1997/1999	1/2 *	100.00%	17,150	236,892	243,830	WALMART(NOT OWNED)

86 SPRING HILL, FL	MARINER SQUARE 13050 CORTEZ BLVD.	34613	SC	1988/1997	1/2 *	100.00%	188,924	393,000	1,564,057	BEALL’S(2011), ROSS DRESS FOR LESS(2014), WALMART(NOT OWNED)

87 TALLAHASSEE, FL	CAPITAL WEST 4330 WEST TENNESSEE STREET	32312	SC	1994/2004	2003	100.00%	58,386	231,035	436,132	BEALL’S OUTLET(2009), WAL-MART(NOT OWNED)

88 TAMPA, FL (DALE)	NORTH POINTE PLAZA 15001-15233 NORTH DALE MABRY	33618	SC	1990	1/2 *	20.00%	104,460	222,388	1,333,407	PUBLIX SUPER MARKETS(2010), WALMART(NOT OWNED)

89 TAMPA, FL (HORIZON PARK)	HORIZON PARK SHOPPING CENTER 3908 WEST HILLSBOROUGH HIGHWAY	33614	SC	1987/2003	2004	100.00%	216,284	216,284	1,762,715	NORTHERN TOOL(2015), BABIES R US(2008), PEARL ARTIST & CRAFT SUPPLY(2007)

90 TAMPA, FL (WATERS)	TOWN N’ COUNTRY 7021-7091 WEST WATERS AVENUE	33634	SC	1990	1/2 *	100.00%	134,366	249,747	948,688	BEALL’S(2005), KASH N KARRY(2010), WALMART(NOT OWNED)

91 TARPON SPRINGS, FL	TARPON SQUARE 41232 U.S. 19, NORTH	34689	SC	1974/1998	1/2 *	100.00%	198,797	199,447	1,392,693	K MART(2009), BIG LOTS(2007), STAPLES(2013)

92 WEST PASCO, FL	PASCO SQUARE 7201 COUNTY ROAD 54	34653	SC	1986	1/2 *	100.00%	135,421	215,661	800,761	BEALL’S OUTLET(2013), PUBLIX SUPER MARKETS(2006), WALMART(NOT OWNED)

Georgia

93 ATHENS, GA	ATHENS EAST 4375 LEXINGTON ROAD	30605	SC	2000	2003	100.00%	24,000	218,879	320,124	WAL MART(NOT OWNED)

94 ATLANTA, GA (DULUTH)	PLEASANT HILL PLAZA 1630 PLEASANT HILL ROAD	30136	SC	1990	1994	100.00%	99,025	219,025	1,187,378	OFFICE DEPOT(2007), WAL-MART(NOT OWNED)

95 ATLANTA, GA (PERIMETER)	PERIMETER POINTE 1155 MT. VERNON HIGHWAY	30136	SC	1995/2002	1995	14.50%	343,155	352,755	5,367,040	STEIN MART(2010), BABIES R US(2007), SPORTS AUTHORITY(2012), L.A. FITNESS(2016), OFFICE DEPOT(2012), ST. JOSEPH’S HOSPITAL-ATLANTA(2006), UNITED ARTISTS THEATRE(2015)

96 CANTON, GA (RIVERPLACE)	RIVERPLACE 104-150 RIVERSTONE PARKWAY	30114	SC	1983	2003	100.00%	127,853	127,853	942,377	STAPLES(2014), INGLES(2019)

97 CARTERSVILLE, GA	FELTON’S CROSSING 877 JOE FRANK HARRIS PARKWAY S	30120	SC	1984	2003	100.00%	112,240	112,240	817,284	ROSS DRESS FOR LESS(2013), INGLES(2020)

98 CHAMBLEE, GA	CHAMBLEE PLAZA PEACHTREE INDUSTRIAL BOULEVARD	30341	SC	1976	2003	100.00%	175,969	175,969	896,569

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 07/19/2006 Time: 2:22:07PM Page 6 of 22 Quarter: 2Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
99 COLUMBUS, GA	BRADLEY PARK CROSSING 1591 BRADLEY PARK DRIVE COLUMB	31904	SC	1999	2003	100.00%	119,786	242,786	1,314,058	GOODY’S(2011), PETSMART(2015), MICHAEL’S(2009), TARGET(NOT OWNED)

100 CUMMING, GA	CUMMING MARKETPLACE MARKETPLACE BOULEVARD	30041	SC	1997/1999	2003	100.00%	308,557	652,642	3,738,202	GOODY’S(2012), LOWE’S(2019), MICHAEL’S(2010), OFFICE MAX(2013), HOME DEPOT(NOT OWNED), WAL MART(NOT OWNED)

101 DOUGLASVILLE, GA	DOUGLASVILLE MARKETPLACE 6875 DOUGLAS BOULEVARD	30135	SC	1999	2003	100.00%	86,158	261,353	1,449,333	BEST BUY(2015), BABIES R US(2011), LOWES(NOT OWNED)

102 FT. OGLETHORPE, GA	FORT OGLETHORPE MARKETPLACE 101 BATTLEFIELD PARKWAY FORT	30742	SC	1992	2003	100.00%	176,903	176,903	677,654	DOLLAR GENERAL(2015), K MART(2007)

103 LAFAYETTE, GA	LAFAYETTE CENTER 1109 NORTH MAIN STREET	30728	SC	1990	2003	100.00%	75,622	78,422	465,521	FARMERS FURNITURE(2009), FOOD LION(2019)

104 LAWRENCEVILLE, GA	FIVE FORKS VILLAGE 850 DOGWOOD ROAD	30044	SC	1990	2003	10.00%	89,064	89,064	549,128

105 LILBURN, GA (FIVE FORKS)	FIVE FORKS CROSSING 3055 FIVE FORKS TRICKUM ROAD	30047	SC	2000/2001	2003	10.00%	73,950	73,950	676,658	KROGER(2012)

106 LITHONIA, GA	THE SHOPS AT TURNER HILL 8200 MALL PARKWAY	30038	SC	2004	2003	14.50%	107,175	287,170	1,578,271	BEST BUY(2018), BED BATH & BEYOND(2013), TOYS R US(NOT OWNED), SAM’S CLUB(NOT OWNED)

107 LOGANVILLE, GA	MIDWAY PLAZA 910 ATHENS HWY	30052	SC	1995	2003	20.00%	91,196	91,196	955,822	KROGER(2016)

108 MADISON, GA	BEACON HEIGHTS 1462-1532 EATONTON ROAD	30650	SC	1989	2003	100.00%	64,545	64,545	353,187	INGLES(2010)

109 MARIETTA, GA	TOWN CENTER PRADO 2609 BELLS FERRY ROAD	30066	SC	1995/2002	1995	14.50%	301,297	311,194	3,665,695	STEIN MART(2007), ROSS DRESS FOR LESS(2013), PUBLIX SUPER MARKETS(2015), CRUNCH FITNESS(2011)

110 MCDONOUGH, GA	MCDONOUGH MARKETPLACE (LP-II) NE CORNER 175 & HIGHWAY 20	30253	SC	2003	2003	14.50%	30,500	338,071	572,295	LOWES(NOT OWNED), WALMART(NOT OWNED)

111 NEWNAN, GA	NEWNAN CROSSING 955-1063 BULLSBORO DRIVE NEWNA	30264	SC	1995	2003	100.00%	156,497	426,723	1,250,740	LOWE’S(2015), BELK(NOT OWNED), WAL MART(NOT OWNED)

112 STOCKBRIDGE, GA (FREEWAY)	FREEWAY JUNCTION 3797-3879 HIGHWAY 138 SE STOCK	30281	SC	1988	2003	100.00%	162,778	162,778	625,965	INGLES(2009), NORTHERN TOOL(2015), FARMERS HOME FURNITURE(2011)

113 STOCKBRIDGE, GA (PIKE)	PIKE NURSERIES-STOCKBRIDGE 599 HIGHWAY 138W	30281	SC	1997	2003	100.00%	0	10,800	244,145

114 STONE MOUNTAIN, GA (RIVER)	RIVERCLIFF VILLAGE STONE MOUNTAIN HIGHWAY STONE M	30047	SC	1999	2003	100.00%	2,000	2,000	46,200

115 SUWANEE, GA (JOHNS)	JOHNS CREEK TOWNE CENTER 3630 PEACHTREE PARKWAY SUWANEE	30024	SC	2001/2004	2003	100.00%	285,336	285,336	3,861,122	BORDERS(2020), PETSMART(2020), KOHL’S(2022), MICHAEL’S(2011), STAPLES(2016), SHOE GALLERY(2014)

116 TUCKER, GA	COFER CROSSING 4349-4375 LAWRENCEVILLE HWY	30084	SC	1998/2003	2003	100.00%	130,832	279,020	1,191,255	GOODY’S(2014), KROGER(2019), WALMART(NOT OWNED)

117 UNION CITY, GA	SHANNON SQUARE 4720 JONESBORO ROAD	30291	SC	1986	2003	100.00%	100,002	181,954	455,386	WAL MART(NOT OWNED)

118 WARNER ROBBINS, GA	WARNER ROBINS PLACE 2724 WATSON BOULEVARD	31093	SC	1997	2003	100.00%	107,941	459,700	1,261,472	T.J. MAXX(2010), STAPLES(2016), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

119 WOODSTOCK, GA	WOODSTOCK PLACE 10029 HIGHWAY 928	30188	SC	1995	2003	100.00%	44,691	44,691	319,810

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 07/19/2006 Time: 2:22:07PM Page 7 of 22 Quarter: 2Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
Idaho

120 IDAHO FALLS, ID	COUNTRY CLUB MALL 1515 NORTHGATE MILE	83401	SC	1976/1992/1997	1998		100.00%	148,593	306,201	822,317	OFFICE MAX(2011), WORLD GYM(2008), FRED MEYER, INC.(NOT OWNED)

121 MERIDIAN, ID	MERIDIAN CROSSROADS EAGLE AND FAIRVIEW ROAD	83642	SC	1999/2001/2002/2003/ 2004	1	*	100.00%	466,023	731,482	6,167,767	BED BATH & BEYOND(2011), OLD NAVY(2010), SHOPKO(2020), OFFICE DEPOT(2010), ROSS DRESS FOR LESS(2012), MARSHALLS(2012), SPORTSMAN’S WAREHOUSE(2015), CRAFT WAREHOUSE(2013), BABIES R US(NOT OWNED), WALMART(NOT OWNED)

Illinois

122 DECATUR, IL	DECATUR MARKETPLACE MARYLAND STREET	62521	SC	1999	2003		100.00%	22,775	194,775	256,998	WAL MART(NOT OWNED)

123 DEER PARK, IL	DEER PARK TOWN CENTER 20530 NORTH RAND RD #303	60010	LC	2000/2004	1	*	24.75%	286,889	391,084	7,858,197	GAP # 581(2010), BARNES & NOBLE(NOT OWNED), CENTURY CINEMAS(NOT OWNED), PIER 1 IMPORTS(201), BANANA REPUBLIC(2010), POTTERY BARN KIDS(2012), POTTERY BARN(2013), RESTORATION HARDWARE(2010), EDDIE BAUER HOME(2011), EDDIE BAUER SPORTSWEAR(2011), COLDWATER CREEK(2010), J.CREW(2011), ANN TAYLOR(2011), TALBOTS/TALBOTS PETITES(2011), WILLIAMS-SONOMA(2013), JOSEPH A. BANKCLOTHERS(2011), CALIFORNIA PIZZA KITCHEN(2013), BATH AND BODY WORKS(2011), J.JILL(2013), BOMBAY(2007), AMERICAN EAGLE(2007), VICTORIA’s SECRET(2007)

124 HARRISBURG, IL	ARROWHEAD POINT 701 NORTH COMMERCIAL	62946	SC	1991	1994		100.00%	167,074	167,074	878,783	WAL-MART(2011), MAD PRICER(2011)

125 KILDEER, IL	THE SHOPS AT KILDEER 20505 NORTH HIGHWAY 12	60047	SC	2001	2001		10.00%	161,770	167,477	3,158,415	BED BATH & BEYOND(2012), CIRCUIT CITY(2017), OLD NAVY(2011)

126 MOUNT VERNON, IL	TIMES SQUARE MALL 42ND AND BROADWAY	62864	MM	1974/1998/2000	2	*	100.00%	269,328	269,328	995,334	SEARS(2013), GOODY’S(2015), J.C. PENNEY(2007)

127 ORLAND PARK, IL (HOME DEPOT)	HOME DEPOT CENTER 15800 HARLEM AVENUE	60462	SC	1987/1993	2004		100.00%	149,498	149,498	1,494,643	HOME DEPOT(2012)

128 SCHAUMBURG, IL	WOODFIELD VILLAGE GREEN 1430 EAST GOLF ROAD	60173	SC	1993/1998/2002	1995		14.50%	508,815	674,504	8,621,135	CIRCUIT CITY(2009), OFF 5TH(2011), PETSMART(2014), HOMEGOODS(2014), OFFICE MAX(2010), CONTAINER STORE(2011), FILENE’S BASEMENT(2014), MARSHALLS(2009), NORDSTROM RACK(2009), BORDERS(2009), EXPO DESIGN CENTER(2019), COSTCO(NOT OWNED), PRAIRIE ROCK RESTAURANT(NOT OWNED)

Indiana

129 BEDFORD, IN	TOWN FAIR CENTER 1320 JAMES AVENUE	47421	SC	1993/1997	2	*	100.00%	223,431	223,431	1,318,853	K MART(2008), GOODY’S(2008), J.C. PENNEY(2008), BUEHLER’S BUY LOW(2010)

130 HIGHLAND, IN	HIGHLAND GROVE SHOPPING CENTER HIGHWAY 41 & MAIN STREET	46322	SC	1995/2001	1996		20.00%	312,546	524,410	3,490,363	MARSHALLS(2011), KOHL’S(2016), CIRCUIT CITY(2016), OFFICE MAX(2012), TARGET(NOT OWNED), JEWEL(NOT OWNED), BORDERS(NOT OWNED)

131 LAFAYETTE, IN	PARK EAST MARKETPLACE 4205 — 4315 COMMERCE DRIVE	47905	SC	2000	2003		100.00%	35,100	243,850	397,722	WAL MART(NOT OWNED)

Iowa

132 CEDAR RAPIDS, IA	NORTHLAND SQUARE 303 — 367 COLLINS ROAD, NE	52404	SC	1984	1998		100.00%	187,068	207,405	1,871,609	T.J. MAXX(2010), OFFICE MAX(2010), BARNES & NOBLE(2010), KOHL’S(2021)

133 OTTUMWA, IA	QUINCY PLACE MALL 1110 QUINCY AVENUE	52501	MM	1990/1999/2002	1/2	*	100.00%	241,427	344,677	1,554,077	HERBERGER’S(2020), J.C. PENNEY(2010), OFFICE MAX(2015), GOODY’S(2014), TARGET(NOT OWNED)

Kansas

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests		Property Listing 7.1

Run Date: 07/19/2006 Time: 2:22:07PM Page 8 of 22 Quarter: 2Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
134 LEAWOOD, KS	TOWN CENTER PLAZA 5000 W 119 STREET	66209	LC	1996/2002	1998		100.00%	307,659	490,030	7,867,348	BARNES & NOBLE #2668(2011), COLDWATER CREEK(2009), LIMITED/LIMITED TOO(2009), VICTORIA’S SECRET(2009), EXPRESS/BATH&BODY/STRUCTURE(2009), GAP/GAP BODY(2008), GAP KIDS(2005), J.JILL(2013), POTTERY BARN(2009), WILLIAMS- SONOMA(2009), AMERICAN EAGLE(2013), PACIFIC SUNWEAR(2012), BRAVO CUCINA ITALIANA(2013), RESTORATION HARDWARE(2012), HOULIHANS(2025), BRISTOL SEAFOOD BAR & GRILL(2011), BOMBAY(2006),THE JONES STORE(2009)

135 MERRIAM, KS	MERRIAM TOWN CENTER 5700 ANTIOCH ROAD	66202	SC	1998/2004	1	*	14.50%	351,234	473,740	4,165,016	OFFICE MAX(2013), PETSMART(2019), HEN HOUSE(2018), MARSHALLS(2008), DICK’S SPORTING GOODS(2016), CINEMARK(2018), HOME DEPOT #2202(NOT OWNED)

136 OVERLAND PARK, KS (CHEROKEE)	CHEROKEE NORTH SHOPPING CENTER 8800-8934 W 95th STREET	66212	SC	1987/2002	1998		24.75%	60,765	60,981	759,719

137 OVERLAND PARK, KS (POINTE)	OVERLAND POINTE MARKETPLACE INTER 135TH & ANTIOCH RD	66213	SC	2001/2004	2003		14.50%	42,632	361,759	902,595	HOME DEPOT(NOT OWNED), SAM’S CLUB(NOT OWNED), BABIES R US(NOT OWNED)

138 WICHITA, KS (EASTGATE)	EASTGATE PLAZA SOUTH ROCK ROAD	67207	SC	1955	2002		100.00%	203,997	253,997	2,010,544	OFFICE MAX(2007), T.J. MAXX(2011), BARNES & NOBLE(2012), KCBB, INC BURLINGTON(NOT OWNED)

Kentucky

139 FLORENCE, KY (TURFWAY)	TURFWAY PLAZA 6825 TURFWAY ROAD	41042	SC	1975/1998	2004		100.00%	133,985	133,985	859,106	OFFICE DEPOT & PARTY TOWN(2006), BIG LOTS(2008)

140 FRANKFORT, KY (EASTWOOD)	EASTWOOD SHOPPING CENTER 260 VERSAILLES ROAD	40601	SC	1963/1994	2004		100.00%	155,104	155,104	629,385	SEARS(2011)

141 LEXINGTON, KY (NORTH)	NORTH PARK MARKETPLACE 524 WEST NEW CIRCLE	40511	SC	1998	2003		100.00%	48,920	228,878	622,203	STAPLES(2016), WAL MART(NOT OWNED)

142 LEXINGTON, KY (SOUTH)	SOUTH FARM MARKETPLACE MAN-O-WAR BOULEVARD AND NICHOL	40503	SC	1998	2003		100.00%	27,643	344,280	594,128	LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

143 LOUISVILLE, KY (OUTER LOOP)	OUTER LOOP PLAZA 7505 OUTER LOOP HIGHWAY	40228	SC	1973/1989/1998	2004		100.00%	120,777	120,777	632,346	VALU DISCOUNT(2009)

144 RICHMOND, KY	CARRIAGE GATE 833-847 EASTERN BY-PASS	40475	SC	1992	2003		100.00%	158,041	229,313	264,300	FOOD LION(2017), BALLARD’S(NOT OWNED)

Maine

145 BRUNSWICK, ME	COOK’S CORNERS 172 BATH ROAD	04011	SC	1965	1997		100.00%	301,992	310,229	2,619,063	HOYTS CINEMAS(2010), BRUNSWICK BOOKLAND(2014), BIG LOTS(2008), T.J. MAXX(2010), SEARS(2012)

Maryland

146 SALISBURY, MD	THE COMMONS E. NORTH POINT DRIVE	21801	SC	1999	1	*	100.00%	126,135	350,012	1,674,522	BEST BUY(2013), MICHAEL’S(2009), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

Massachusetts

147 EVERETT, MA	GATEWAY CENTER 1 MYSTIC VIEW ROAD	02149	SC	2001	1	*	100.00%	222,287	639,807	4,444,972	BED BATH & BEYOND(2011), OLD NAVY(2011), OFFICE MAX(2020), BABIES R US(2013), MICHAEL’S(2012), COSTCO(NOT OWNED)

148 FRAMINGHAM, MA	SHOPPER’S WORLD 1 WORCESTER ROAD	01701	SC	1994	1995		14.50%	769,276	778,701	14,355,879	TOYS R US(2020), MACY’S FURNITURE GALLERY(2020), T.J. MAXX(2010), BABIES R US(2013), DSW SHOE WAREHOUSE(2007), A.C. MOORE(2007), MARSHALLS(2011), BOBS(2011), LINENS ‘N THINGS(2011), SPORTS AUTHORITY(2015), PETSMART(2011), BEST BUY(2014), BARNES & NOBLE(2011), AMC THEATRE(2014), KOHL’S(2010)

Michigan

149 BAD AXE, MI	HURON CREST PLAZA 850 NORTH VAN DYKE ROAD	48413	SC	1991	1993		100.00%	63,415	134,574	411,308	FARMER JACK(2012), WAL-MART(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests		Property Listing 7.1

Run Date: 07/19/2006 Time: 2:22:07PM Page 9 of 22 Quarter: 2Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
150 BENTON HARBOR, MI	FAIRPLAIN PLAZA 1000 NAPIER AVE	49022	SC	1998	2006		20.00%	222,739	324,739	1,545,804	OFFICE DEPOT(2008), TJ MAXX(2009), TARGET(NOT OWNED)

151 CHEBOYGAN, MI	KMART SHOPPING PLAZA 1109 EAST STATE	49721	SC	1988	1994		100.00%	53,588	129,339	200,463	K MART(2010), KMART(NOT OWNED)

152 DETROIT, MI	BELAIR CENTER 8400 E. EIGHT MILE ROAD	48234	SC	1989/2002	1998		100.00%	343,619	450,349	2,387,420	NATIONAL WHOLESALE LIQUIDATORS(2016), PHOENIX THEATERS(2011), BALLY TOTAL FITNESS(2016), BIG LOTS(2008), KIDS R US(2013), FORMAN MILLS(2012), TARGET(NOT OWNED)

153 GAYLORD, MI	PINE RIDGE SQUARE 1401 WEST MAIN STREET	49735	SC	1991/2004	1993		100.00%	150,203	150,203	682,194	DUNHAM’S SPORTING GOODS(2011), BIG LOTS(2010), BUY LOW(2011)

154 GRANDVILLE, MI	GRANDVILLE MARKETPLACE INTERSECT 44TH ST & CANAL AVE	49418	SC	2003	2003		14.50%	201,726	352,098	2,551,727	CIRCUIT CITY(2017), LINENS ‘N THINGS(2013), GANDER MOUNTAIN(2016), OFFICE MAX(2013), LOWE’S(NOT OWNED)

155 HOUGHTON, MI	COPPER COUNTRY MALL HIGHWAY M26	49931	MM	1981/1999	1/2	*	100.00%	257,863	257,863	1,016,272	STEVE & BARRY’S UNIVERSITY(2013), J.C. PENNEY(2010), OFFICE MAX(2014)

156 HOWELL, MI	GRAND RIVER PLAZA 3599 EAST GRAND RIVER	48843	SC	1991	1993		100.00%	215,047	215,047	1,396,605	ELDER-BEERMAN(2011), DUNHAM’S SPORTING GOODS(2011), KROGER(2012)

157 LANSING, MI	THE MARKETPLACE AT DELTA TOWNS 8305 WEST SAGINAW HWY 196 RAMP	48917	SC	2000/2001	2003		100.00%	135,697	489,104	1,449,584	MICHAEL’S(2011), GANDER MOUNTAIN(2015), STAPLES(2016), PETSMART(2016), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

158 MT. PLEASANT, MI	INDIAN HILLS PLAZA 4208 E BLUE GRASS ROAD	48858	SC	1990	2	*	100.00%	249,680	249,680	1,665,584	WAL-MART(2009), T.J. MAXX(2014), KROGER(2011)

159 SAULT ST. MARIE, MI	CASCADE CROSSINGS 4516 I-75 BUSINESS SPUR	49783	SC	1993/1998	1994		100.00%	270,761	270,761	1,696,322	WAL-MART(2012), J.C. PENNEY(2008), DUNHAM’S SPORTING GOODS(2011), GLEN’S MARKET(2013)

160 WALKER, MI (ALPINE AVE)	GREEN RIDGE SQUARE II 3410 ALPINE AVENUE	49504	SC	1991/1995	2004		100.00%	91,749	91,749	930,669	CIRCUIT CITY(2010), BED BATH & BEYOND(2015)

161 WALKER, MI (GRAND RAPIDS)	GREEN RIDGE SQUARE 3390-B ALPINE AVE NW	49504	SC	1989	1995		100.00%	133,538	303,447	1,542,456	T.J. MAXX(2011), OFFICE DEPOT(2010), TARGET(NOT OWNED), TOYS R US(NOT OWNED)

Minnesota

162 BEMIDJI, MN	PAUL BUNYAN MALL 1201 PAUL BUNYAN DRIVE	56601	MM	1977/1998	2	*	100.00%	297,803	297,803	1,513,271	K MART(2007), HERBERGER’S(2010), J.C. PENNEY(2008)

163 BRAINERD, MN	WESTGATE MALL 1200 HIGHWAY 210 WEST	56401	MM	1985/1998	1/2	*	100.00%	260,319	260,319	1,942,781	STEVE & BARRY’S UNIVERSITY(2013), HERBERGER’S(2013), MOVIES 10(2011)

164 COON RAPIDS, MN	RIVERDALE VILLAGE 12921 RIVERDALE DRIVE	55433	SC	2003	1	*	14.50%	518,261	906,765	8,416,326	KOHL’S(2020), JO-ANN STORES(2010), LINENS ‘N THINGS(2016), BORDERS(2023), OLD NAVY(2007), SPORTSMAN’S WAREHOUSE(2017), BEST BUY(2013), SEARS(NOT OWNED), COSTCO(NOT OWNED), J.C. PENNEY(NOT OWNED)

165 EAGAN, MN	EAGAN PROMENADE 1299 PROMENADE PLACE	55122	SC	1997/2001	1997		50.00%	278,211	342,014	3,552,835	BYERLY’S(2016), PETSMART(2018), BARNES & NOBLE(2012), OFFICE MAX(2013), T.J. MAXX(2007), BED BATH & BEYOND(2012), ETHAN ALLEN FURNITURE(NOT OWNED)

166 HUTCHINSON, MN	HUTCHINSON MALL 1060 SR 15	55350	MM	1981	1/2	*	100.00%	121,001	209,843	449,534	J.C. PENNEY(2011), HENNEN’S FURNITURE(NOT OWNED)

167 MINNEAPOLIS, MN (MAPLE GROVE)	MAPLE GROVE CROSSING WEAVER LAKE ROAD & I-94	55369	SC	1995/2002	1996		50.00%	265,957	354,321	2,964,654	KOHL’S(2016), BARNES & NOBLE(2011), GANDER MOUNTAIN(2011), MICHAEL’S(2012), BED BATH & BEYOND(2012), CUB FOODS(NOT OWNED)

168 ST. PAUL, MN	MIDWAY MARKETPLACE 1450 UNIVERSITY AVENUE WEST	55104	SC	1995	1997		14.50%	324,354	473,596	2,630,567	WAL-MART(2022), CUB FOODS(2015), PETSMART(2011), MERVYN’S(2016), BORDERS BOOKS AND MUSIC(NOT OWNED), HERBERGER’S(NOT OWNED)

169 WORTHINGTON, MN	NORTHLAND MALL 1635 OXFORD STREET	56187	MM	1977	1/2	*	100.00%	185,658	185,658	533,516	J.C. PENNEY(2007), HY VEE FOOD STORES(2011)

Mississippi

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests		Property Listing 7.1

Run Date: 07/19/2006 Time: 2:22:07PM Page 10 of 22 Quarter: 2Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
170 GULFPORT, MS	CROSSROADS CENTER CROSSROADS PARWAY	39503	SC	1999	2003		100.00%	457,027	532,158	5,280,196	ACADEMY SPORTS(2015), BED BATH & BEYOND(2014), ROSS DRESS FOR LESS(2015), GOODY’S(2011), T.J. MAXX(2009), CINEMARK(2019), OFFICE DEPOT(2014), BARNES & NOBLE(2014), BELK’S(NOT OWNED)

171 JACKSON, MS (JUNCTION)	THE JUNCTION 6351 I-55 NORTH3	39213	SC	1996	2003		100.00%	107,780	326,319	1,143,050	PETSMART(2012), OFFICE DEPOT(2016), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

172 JACKSON, MS (METRO)	METRO STATION 4700 ROBINSON ROAD	39204	SC	1997	2003		100.00%	52,617	182,300	320,052	OFFICE DEPOT(2012), HOME DEPOT(NOT OWNED)

173 OXFORD, MS	OXFORD PLACE 2015-2035 UNIVERSITY AVENUE	38655	SC	2000	2003		20.00%	13,200	71,866	327,752	KROGER(NOT OWNED)

174 SALTILLO, MS	CROSS CREEK SHOPPING CENTER 1040-1184 CROSS CREEK DRIVE	38866	SC	1999	2003		100.00%	55,749	173,269	545,774	STAPLES(2016), HOME DEPOT(NOT OWNED)

175 STARKVILLE, MS	STARKVILLE CROSSING 882 HIGHWAY 12 WEST	39759	SC	1999/2004	1994		100.00%	133,691	268,254	906,347	J.C. PENNEY(2010), KROGER(2042), LOWE’S(NOT OWNED)

176 TUPELO, MS	BIG OAKS CROSSING 3850 N GLOSTER ST	38801	SC	1992	1994		100.00%	348,236	348,236	1,898,550	SAM’S CLUB(2012), GOODY’S(2007), WAL-MART(2012)

Missouri

177 ARNOLD, MO	JEFFERSON COUNTY PLAZA VOGEL ROAD	63010	SC	2002	1	*	50.00%	37,607	285,663	534,964	HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

178 FENTON, MO	FENTON PLAZA GRAVOIS & HIGHWAY 141	63206	SC	1970/1997	1/2	*	100.00%	93,420	100,420	911,812

179 INDEPENDENCE, MO	INDEPENDENCE COMMONS 900 EAST 39TH STREET	64057	SC	1995/1999	1995		14.50%	386,070	403,170	4,986,655	KOHL’S(2016), BED BATH & BEYOND(2012), MARSHALLS(2012), BEST BUY(2016), BARNES & NOBLE(2011), AMC THEATRE(2015)

180 KANSAS CITY, MO (WARD PARKWAY)	WARD PARKWAY 8600 WARD PARKWAY	64114	SC	1959/2004	2003		20.00%	288,254	611,759	5,048,738	DICK’S SPORTING GOODS(2016), 24 HOUR FITNESS(2023), PETSMART(2016), AMC THEATRE(2011), OFF BROADWAY SHOES(2015), T.J. MAXX(2013), TARGET(NOT OWNED), DILLARD’S(NOT OWNED)

181 SPRINGFIELD,MO (MORRIS)	MORRIS CORNERS 1425 EAST BATTLEFIELD	65804	SC	1989	1998		100.00%	56,033	56,033	491,757	TOYS R US(2013)

182 ST. JOHN, MO	ST JOHN CROSSING 9000-9070 ST CHARLES ROCK RD	63114	SC	2003	2003		100.00%	93,513	93,513	984,042	SHOP ‘N SAVE(2022)

183 ST. LOUIS (SUNSET), MO	PLAZA AT SUNSET HILL 10980 SUNSET PLAZA	63128	SC	1997	1998		100.00%	415,435	450,938	5,417,830	TOYS R US(2013), COMPUSA(2013), BED BATH & BEYOND(2012), MARSHALLS(2012), HOME DEPOT(2023), PETSMART(2012), BORDERS(2011)

184 ST.LOUIS, MO (KELLER PLAZA)	KELLER PLAZA 4500 LEMAY FERRY ROAD	63129	SC	1987	1998		100.00%	52,842	169,699	528,029	KELLER PLAZA 8(2011), SAM’S(NOT OWNED)

185 ST.LOUIS, MO (SOUTHTOWNE)	SOUTHTOWNE KINGS HIGHWAY & CHIPPEWA	63109	SC	2004	1998		100.00%	67,628	67,628	1,062,666	OFFICE MAX(2014)

186 ST.LOUIS,MO (BRENTWOOD)	PROMENADE AT BRENTWOOD 1 BRENTWOOD PROMENADE COURT	63144	SC	1998	1998		100.00%	299,584	299,584	4,022,889	TARGET(2023), BED BATH & BEYOND(2009), PETSMART(2014), LANE HOME FURNISHINGS(2013)

187 ST.LOUIS,MO (GRAVOIS VILLAGE)	GRAVOIS VILLAGE 4523 GRAVOIS VILLAGE PLAZA	63049	SC	1983	1998		100.00%	110,992	114,992	630,387	K MART(2008)

188 ST.LOUIS,MO (OLYMPIC OAKS)	OLYMPIC OAKS VILLAGE 12109 MANCHESTER ROAD	63121	SC	1985	1998		100.00%	92,372	92,372	1,275,935	T.J. MAXX(2008)

Nevada

189 CARSON CITY, NV	EAGLE STATION 3871 S. CARSON STREET	89701	FO	1983	2005		50.00%	60,494	60,494	533,000	MERVYN’S(2020)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests		Property Listing 7.1

Run Date: 07/19/2006
Time: 2:22:07PM

Quarter: 2Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
190 LAS VEGAS, NV (MARYLAND)	FAMILY PLACE @ LAS VEGAS CHARLESTON & MARYLAND BLVD	89102	SC	2003	1 *	100.00%	24,032	27,300	431,256

191 LAS VEGAS, NV(LOMA)	LOMA VISTA SHOPPING CENTER 4700 MEADOW LANE	89107	FO	1979	2005	50.00%	75,687	75,687	750,000	MERVYN’S(2020)

192 LAS VEGAS, NV(NELLIS)	NELLIS CROSSING SHOPPING 1300 S. NELLIS BLVD	89104	FO	1986	2005	50.00%	76,016	76,016	670,000	MERVYN’S(2020)

193 RENO, NV (SIERRA)	SIERRA TOWN CENTER 6895 SIERRA CTR PKWY	89511	FO	2002	2005	50.00%	79,239	79,239	611,000	MERVYN’S(2020)

194 RENO, NV.	RENO RIVERSIDE EAST FIRST STREET AND SIERRA	89505	SC	2000	2000	100.00%	52,474	52,474	693,398	CENTURY THEATRE(2014)

195 SW LAS VEGAS, NV	GRAND CANYON PARKWAY S. C. 4265 S. GRAND CANYON DRIVE	89147	FO	2003	2005	50.00%	79,294	79,294	873,000	MERVYN’S(2020)

New Jersey

196 FREEHOLD, NJ	FREEHOLD MARKETPLACE NJ HWY 33 & W. MAIN ST(RT 537)	07728	SC	2005	1 *	100.00%	0	302,551	1,199,913	WALMART(NOT OWNED), SAM’S CLUB(NOT OWNED)

197 HAMILTON, NJ	HAMILTON MARKETPLACE NJ STATE HWY 130 & KLOCKNER RD	08691	SC	2004	2003	100.00%	446,940	937,650	7,777,541	STAPLES(2015), KOHL’S(2023), LINENS ‘N THINGS(2014), MICHAEL’S(2013), ROSS DRESS FOR LESS(2014), SHOPRITE(2028), BARNES & NOBLE(2014), LOWE’S(NOT OWNED), BJ’S WHOLESALE(NOT OWNED), WALMART(NOT OWNED)
198 MAYS LANDING, NJ (HAMILTON)	HAMILTON COMMONS 4215 BLACK HORSE PIKE	08330	SC	2001	2004	100.00%	398,870	398,870	6,159,117	REGAL CINEMAS(2021), ROSS DRESS FOR LESS(2012), BED BATH & BEYOND(2017), MARSHALLS(2012), SPORTS AUTHORITY(2015), CIRCUIT CITY(2020)
199 MAYS LANDING, NJ (WRANGLEBORO	WRANGLEBORO CONSUMER SQUARE 2300 WRANGLEBORO ROAD	08330	SC	1997	2004	100.00%	839,019	839,019	9,090,662	BEST BUY(2017), BORDERS(2017), KOHL’S(2018), STAPLES(2012), BABIES R US(2013), BJ’S WHOLESALE CLUB(2016), DICK’S SPORTING GOODS(2013), LINENS ‘N THINGS(2012), MICHAEL’S(2008), TARGET(2023), PETSMART(2013)
200 MT. LAUREL, NJ	CENTERTON SQUARE CENTERTON ROAD & MARTER AVE.	08054	SC	2005	1 *	100.00%	278,867	708,663	6,531,094	BED BATH & BEYOND(2015), PETSMART(2015), DSW SHOE WAREHOUSE(2015), JO-ANN STORES(2015), T.J. MAXX(2015), SPORTS AUTHORITY(2016), WEGMANS(NOT OWNED), TARGET(NOT OWNED), COSTCO(NOT OWNED)

201 PRINCETON, NJ	NASSAU PARK SHOPPING CENTER ROUTE 1 & QUAKER BRIDGE ROAD	02071	SC	1995	1997	100.00%	278,080	786,889	5,111,666	BORDERS(2011), BEST BUY(2012), LINENS ‘N THINGS(2011), PETSMART(2011), BABIES R US(2016), TARGET(NOT OWNED)

202 PRINCETON, NJ (PAVILION)	NASSAU PARK PAVILION ROUTE 1 AND QUAKER BRIDGE ROAD	02071	SC	1999/2004	1 *	100.00%	202,622	309,285	4,028,229	DICK’S SPORTING GOODS(2015), MICHAEL’S(2009), KOHL’S(2019)

203 WEST LONG BRANCH, NJ(MONMOUTH)	MONMOUTH CONSUMER CENTER 310 STATE HIGHWAY #36	07764	SC	1993	2004	100.00%	292,999	292,999	4,029,362	SPORTS AUTHORITY(2012), BARNES & NOBLE(2009), PETSMART(2008), HOME DEPOT(2013)
New Mexico
204 LOS ALAMOS, NM	MARI MAC VILLAGE 800 TRINITY DRIVE	87533	SC	1978/1997	1/2 *	100.00%	93,021	93,021	620,337	SMITH’S FOOD & DRUG(2007), FURR’S PHARMACY(2008), BEALLS(2009)
New York

205 ALDEN, NY (TOPS)	TOPS PLAZA — ALDEN 12775 BROADWAY	14004	SC	1999	2004	100.00%	67,992	67,992	711,350	TOPS MARKETS(2019)

206 AMHERST, NY	TOPS PLAZA — AMHERST 3035 NIAGARA FALLS BLVD.	14828	SC	1986	2004	20.00%	145,192	145,192	1,131,566	TOPS MARKETS(2010)

207 AMHERST, NY (BOULEVARD CONSUME	BOULEVARD CONSUMER SQUARE 1641-1703 NIAGARA FALLS BLVD	14228	SC	1998/2001/2003	2004	100.00%	573,952	709,114	6,428,378	TARGET(2019), K MART(2007), BABIES R US(2015), BARNES & NOBLE(2014), BEST BUY(2016), BED BATH & BEYOND(2018), A.C. MOORE(2013), LOWES(NOT OWNED)

208 AMHERST, NY (BURLINGTON/JOANN)	BURLINGTON PLAZA 1551 NIAGARA FALLS BOULEVARD	14228	SC	1978/1982/1990/1998	2004	100.00%	199,504	199,504	2,075,972	BURLINGTON COAT FACTORY(2014), JO-ANN STORES(2014)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 07/19/2006
Time: 2:22:07PM

Quarter: 2Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
209 AMHERST, NY (DICKS)	DICKS SPORTING GOODS-AMHERST 281 MEYER ROAD	14226	SC	1993/2003	2004	100.00%	55,745	55,745	762,592	DICK’S SPORTING GOODS(2015)

210 AMHERST, NY (SHERIDAN/HARLEM)	SHERIDAN HARLEM PLAZA 4990 HARLEM ROAD	14226	SC	1960/1973/1982/1988/ 2003	2004	100.00%	58,413	58,413	609,878

211 AMHERST, NY (TOPS-TRANSIT COMM	TOPS PLAZA — TRANSIT/N. FRENCH 9660 TRANSIT ROAD	14226	SC	1995/1998	2004	100.00%	112,427	112,427	1,132,939	TOPS MARKETS(2016)

212 AMHERST, NY (UNIVERSITY PLAZA)	UNIVERSITY PLAZA 3500 MAIN STREET	14226	SC	1965/1995/2002	2004	100.00%	162,879	162,879	1,396,120	A.J. WRIGHT(2012), TOPS MARKETS(2009)

213 ARCADE, NY	TOPS PLAZA-ARCADE ROUTE 39	14009	SC	1995	2004	10.00%	65,915	65,915	661,409	TOPS MARKETS(2015)

214 AVON, NY	TOPS PLAZA-AVON 270 E. MAIN STREET	14414	SC	1997/2002	2004	10.00%	63,288	63,288	454,162	TOPS MARKETS(2017)

215 BATAVIA, NY (BJS)	BJs PLAZA 8326 LEWISTON ROAD	14020	SC	1996	2004	14.50%	95,846	95,846	775,958	BJ’S WHOLESALE CLUB(2016)

216 BATAVIA, NY (COMMONS)	BATAVIA COMMONS 419 WEST MAIN STREET	14020	SC	1990	2004	14.50%	49,431	49,431	524,327

217 BATAVIA, NY (MARTIN’S PLAZA)	MARTIN’S PLAZA 8351 LEWISTON ROAD	14020	SC	1994	2004	14.50%	37,140	115,161	414,148	MARTIN’S(NOT OWNED)

218 BIG FLATS, NY (CONSUMER SQUARE	BIG FLATS CONSUMER SQUARE 830 COUNTY ROUTE 64	14814	SC	1993/2001	2004	100.00%	641,264	641,264	6,107,557	DICK’S SPORTING GOODS(2008), WAL-MART(2013), SAM’S CLUB(2013), TOPS MARKETS(2013), BED BATH & BEYOND(2014), MICHAEL’S(2010), OLD NAVY(2009), STAPLES(2011), BARNES & NOBLE(2011), T.J. MAXX(2007)

219 BUFFALO, NY (DELAWARE CONSUMER	DELAWARE CONSUMER SQUARE 2636-2658 DELAWARE AVENUE	14216	SC	1995	2004	100.00%	238,531	238,531	2,125,918	A.J. WRIGHT(2012), OFFICE MAX(2012), TARGET(2015)

220 BUFFALO, NY (ELMWOOD)	ELMWOOD REGAL CENTER 1951 — 2023 ELMWOOD AVENUE	14207	SC	1997	2004	100.00%	133,940	133,940	1,524,235	REGAL CINEMAS(2017), OFFICE DEPOT(2012)

221 BUFFALO, NY (MARSHALLS)	MARSHALLS PLAZA 2150 DELAWARE AVENUE	14216	SC	1960/1975/1983/1995	2004	100.00%	82,196	82,196	784,769	MARSHALLS(2009)

222 CANANDAIGUA, NY	TOPS PLAZA 5150 North Street	14424	SC	2002	2004	100.00%	57,498	57,498	769,500	TOPS MARKETS(2023)

223 CHEEKTOWAGA, NY (BORDERS)	BORDERS BOOKS 2015 WALDEN AVENUE	14225	SC	1994	2004	14.50%	26,500	26,500	609,500	BORDERS(2015)

224 CHEEKTOWAGA, NY (THRUWAY PLAZA	THRUWAY PLAZA 2195 HARLEM ROAD	14225	SC	1965/1995/1997/2004	2004	100.00%	371,512	503,844	2,644,718	WAL-MART(2017), MOVIELAND 8 THEATRES(2019), TOPS MARKETS(2019), A.J. WRIGHT(2015), VALUE CITY FURNITURE(2009), M & T BANK(2017), HOME DEPOT(NOT OWNED)

225 CHEEKTOWAGA, NY (TOPS UNION)	TOPS PLAZA — UNION ROAD 3825 — 3875 UNION ROAD	14225	SC	1978/1989/1995/2004	2004	20.00%	151,357	151,357	1,750,724	TOPS MARKETS(2013)

226 CHEEKTOWAGA, NY (UNION CONSUME	UNION CONSUMER SQUARE 3733 — 3735 UNION ROAD	14225	SC	1989/1998/2004	2004	14.50%	386,548	386,548	4,386,278	MARSHALLS(2009), OFFICE MAX(2010), SAM’S CLUB(2024), CIRCUIT CITY(2016), JO-ANN STORES(2015)

227 CHEEKTOWAGA, NY (UNION)	UNION ROAD PLAZA 3637 UNION ROAD	14225	SC	1979/1982/1997/2003	2004	14.50%	174,438	174,438	1,198,011	DICK’S SPORTING GOODS(2015)

228 CHEEKTOWAGA, NY (WALDEN PLACE)	WALDEN PLACE	14225	SC	1994/1999	2004	14.50%	68,002	68,002	299,625

	2130-2190 WALDEN AVENUE

229 CHEEKTOWAGA, NY (WALDEN)	CONSUMER SQUARE 1700 — 1750 WALDEN AVENUE	14225	SC	1997/1999/2004	2004	14.50%	255,964	255,964	2,308,963	OFFICE DEPOT(2009), LINENS ‘N THINGS(2015), MICHAEL’S(2013), TARGET(2015)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 07/19/2006
Time: 2:22:07PM

Quarter: 2Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
230 CHILI, NY (KMART)	CHILI PLAZA 800 PAUL ROAD	14606	SC	1998	2004	100.00%	116,868	120,368	748,189	SEARS(2019)

231 CICERO, NY (BEAR RD)	BEAR ROAD PLAZA 709-729 NORTH MAIN STREET	13212	SC	1978/1988/1995	2004	100.00%	59,483	59,483	447,223

232 CLARENCE, NY (BARNES)	BARNES & NOBLE 7370 TRANSIT ROAD	14031	SC	1992	2004	14.50%	16,030	16,030	304,249

233 CLARENCE, NY (EASTGATE PLAZA)	EASTGATE PLAZA TRANSIT & GREINER ROADS	14031	SC	1995/1997/1999/2001/ 2004	2004	14.50%	520,876	520,876	4,231,452	BJ’S WHOLESALE CLUB(2021), DICK’S SPORTING GOODS(2011), LINENS ‘N THINGS(2015), MICHAEL’S(2010), WAL-MART(2019)

234 CLARENCE, NY (JOANN)	JOANN PLAZA 4101 TRANSIT ROAD	14221	SC	1994	2004	14.50%	92,720	202,720	743,588	OFFICE MAX(2009), JO-ANN STORES(2015), BIG LOTS(2015), HOME DEPOT(NOT OWNED)

235 CORTLAND, NY (TOPS PLAZA)	TOPS PLAZA — CORTLAND STAPLES 3836 ROUTE 281	13045	SC	1995	2004	100.00%	134,223	134,223	1,706,175	TOPS MARKETS(2016), STAPLES(2017)

236 DANSVILLE, NY (TOPS)	TOPS PLAZA — DANSVILLE 23-65 FRANKLIN STREET	14437	SC	2001	2004	100.00%	62,400	62,400	626,969	TOPS MARKETS(2021)

237 DEPEW, NY	TOPS PLAZA — DEPEW 5175 BROADWAY	14043	SC	1980/1990/1996	2004	100.00%	148,245	148,245	1,482,987	TOPS MARKETS(2016), BIG LOTS(2011)

238 DEWITT, NY (DEWITT COMMONS)	MARSHALLS PLAZA 3401 ERIE BOULEVARD EAST	13214	SC	2001/2003	2004	100.00%	321,612	321,612	2,895,196	TOYS R US(2018), OLD NAVY(2011), MARSHALLS(2019), BED BATH & BEYOND(2018), A.C. MOORE(2014), SYRACUSE ORTHOPEDIC SPECIALIST(2017)

239 DEWITT, NY (MICHAELS/CHUCK E C	MICHAELS — DEWITT 3133 ERIE BOULEVARD	13214	SC	2002	2004	100.00%	49,713	49,713	570,166	MICHAEL’S(2010)

240 ELMIRA, NY	TOPS PLAZA-ELMIRA HUDSON STREET	14904	SC	1997	2004	10.00%	98,330	98,330	1,117,100	TOPS MARKETS(2017)

241 GATES, NY (WESTGATE PLAZA)	WESTGATE PLAZA 2000 CHILI AVENUE	14624	SC	1998	2004	100.00%	335,199	335,199	3,101,381	WAL-MART(2021), STAPLES(2015)

242 GREECE, NY	JOANN/PETSMART PLAZA 3042 WEST RIDGE ROAD	14626	SC	1993/1999	2004	100.00%	75,916	75,916	799,191	PETSMART(2008), JO-ANN STORES(2015)

243 HAMBURG, NY (BJS)	BJS PLAZA — HAMBURG 4408 MILESTRIP ROAD	14075	SC	1990/1997	2004	100.00%	175,965	175,965	1,819,147	OFFICE MAX(2010), BJ’S WHOLESALE CLUB(2010)

244 HAMBURG, NY (DICKS-MCKINLEY)	MCKINLEY PLACE 3701 MCKINLEY PARKWAY	14075	SC	1990/2001	2004	100.00%	128,944	128,944	1,434,999	DICK’S SPORTING GOODS(2011), ROSA’S HOME STORE(2009)

245 HAMBURG, NY (HAMBURG VILLAGE)	HAMBURG VILLAGE SQUARE 140 PINE STREET	14075	SC	1960/1972/1984/1996	2004	100.00%	92,717	92,717	908,935

246 HAMBURG, NY (HOME DEPOT)	HOME DEPOT PLAZA — HAMBURG 4405 MILESTRIP ROAD	14219	SC	1999/2000	2004	100.00%	139,413	139,413	1,507,396	HOME DEPOT(2012)

247 HAMBURG, NY (MILESTRIP)	MCKINLEY MILESTRIP CENTER 3540 MCKINLEY PARKWAY	14075	SC	1999	2004	100.00%	106,774	106,774	1,458,689	OLD NAVY(2010), JO-ANN STORES(2015)

248 HAMBURG, NY (TOPS)	SOUTH PARK PLAZA-TOPS 6150 SOUTH PARK AVENUE	14075	SC	1990/1992	2004	10.00%	84,000	84,000	730,500	TOPS MARKETS(2015)

249 HAMLIN, NY	TOPS PLAZA-HAMLIN 1800 LAKE ROAD	14464	SC	1997	2004	10.00%	60,488	60,488	491,305	TOPS MARKETS(2017)

250 IRONDEQUOIT, NY (CULVER RIDGE)	CULVER RIDGE PLAZA 2255 RIDGE ROAD EAST	14622	SC	1972/1984/1997	2004	20.00%	226,812	226,812	2,419,259	REGAL CINEMAS(2022), A.J. WRIGHT(2014)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 07/19/2006 Time: 2:22:07PM Page 14 of 22 Quarter: 2Q06
Retail Property List*
				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
251 IRONDEQUOIT, NY (RIDGEVIEW)	RIDGEVIEW PLACE 1850 RIDGE ROAD EAST	14617	SC	2000	2004	100.00%	64,732	64,732	846,120

252 ITHACA, NY (TOPS PLAZA)	TOPS PLAZA — ITHACA 614 — 722 SOUTH MEADOW	14850	SC	1990/1999/2003	2004	100.00%	229,320	229,320	3,720,267	OFFICE DEPOT(2014), TOPS MARKETS(2021), MICHAEL’S(2013), BARNES & NOBLE(2018)

253 JAMESTOWN, NY	TOPS PLAZA — JAMESTOWN 75 WASHINGTON STREET	14702	SC	1997	2004	20.00%	98,001	98,001	1,272,966	TOPS MARKETS(2018)

254 JAMESTOWN, NY (SOUTHSIDE)	SOUTHSIDE PLAZA 708-744 FOOTE AVENUE	14701	SC	1980/1997	2004	100.00%	63,140	63,140	573,269	QUALITY MARKET(2017)

255 LANCASTER, NY (REGAL)	REGAL CENTER 6703- 6733 TRANSIT ROAD	14221	SC	1997	2004	14.50%	112,949	112,949	926,154	REGAL CINEMAS(2017)

256 LEROY, NY	TOPS PLAZAl — LEROY 128 WEST MAIN STREET	14482	SC	1997	2004	20.00%	62,747	62,747	564,043	TOPS MARKETS(2017)

257 LOCKPORT, NY	WAL-MART/TOPS PLAZA — LOCKPORT 5789 & 5839 TRANSIT RD & HAMM	14094	SC	1993	2004	100.00%	296,582	296,582	2,694,761	WAL-MART(2015), TOPS MARKETS(2021), SEARS HARDWARE(2011)

258 MEDINA, NY (TOPS)	TOPS PLAZA — MEDINA 11200 MAPLE RIDGE ROAD	14103	SC	1996	2004	100.00%	80,028	80,028	526,400	TOPS MARKETS(2016)

259 NEW HARTFORD, NY	CONSUMER SQUARE 4725 — 4829 COMMERCIAL DRIVE	13413	SC	2002	2004	14.50%	516,497	516,497	6,008,508	BARNES & NOBLE(2013), BED BATH & BEYOND(2018), BEST BUY(2013), STAPLES(2018), MICHAEL’S(2013), WAL-MART(2022), T.J. MAXX(2012)

260 NEW HARTFORD, NY (TOPS)	TOPS PLAZA — NEW HARTFORD 40 KELLOPP ROAD	13413	SC	1998	2004	100.00%	127,740	127,740	1,260,670	HANAFORD BROTHERS(2018)

261 NIAGARA FALLS, NY (HOME DEPOT)	HOME DEPOT PLAZA — N FALLS 720 & 750 BUILDERS WAY	14304	SC	1994/2000	2004	100.00%	154,510	154,510	1,461,852	HOME DEPOT(2019), REGAL CINEMAS(2019)

262 NIAGARA FALLS, NY (PINE PLAZA)	PINE PLAZA 8207- 8351 NIAGARA FALLS BLVD	14304	SC	1980/1992/1998	2004	100.00%	82,755	82,755	770,091	OFFICE MAX(2015)

263 NIAGARA FALLS, NY (TOPS-PORTAG	TOPS — PORTAGE 1000 PORTAGE ROAD	14301	SC	1991	2004	100.00%	116,903	116,903	1,033,327	TOPS MARKETS(2013)

264 NIAGARA FALLS, NY (WEGMANS)	WEGMANS PLAZA — N FALLS 1575 — 1653 MILITARY ROAD	14304	SC	1998	2004	100.00%	122,876	122,876	679,303	WEGMAN’S FOOD MARKETS(2023)

265 NISKAYUNA, NY	MOHAWK COMMONS 402 — 442 BALLTOWN ROAD	12121	SC	2002	2004	100.00%	399,901	530,375	4,560,167	PRICE CHOPPER(2022), LOWE’S(2022), MARSHALLS(2012), BARNES & NOBLE(2014), BED BATH & BEYOND(2019), TARGET(NOT OWNED)

266 NORTH TONAWANDA, NY (MID-CITY	MID-CITY PLAZA 955-987 PAYNE AVENUE	14120	SC	1960/1976/1980/1995/ 2004	2004	100.00%	215,998	215,998	2,279,285	SEARS(2006), TOPS MARKETS(2024)

267 NORWICH, NY (TOPS)	TOPS PLAZA-NORWICH 54 EAST MAIN STREET	13815	SC	1997	2004	10.00%	85,453	85,453	1,094,085	TOPS MARKETS(2018)

268 OLEAN, NY (WAL-MART)	WAL-MART PLAZA — OLEAN 3142 WEST STATE STREET	14760	SC	1993/2004	2004	100.00%	285,400	401,406	2,246,957	WAL-MART(2014), EASTWYNN THEATRES(2014), BJ’S WHOLESALE CLUB(2014), HOME DEPOT(NOT OWNED)

269 ONTARIO, NY	TOPS PLAZA — ONTARIO BLOCKBUST 6254- 6272 FURNACE ROAD	14519	SC	1998	2004	20.00%	77,040	77,040	761,667	TOPS MARKETS(2019)

270 ORCHARD PARK, NY	CROSSROAD PLAZA 3245 SOUTHWESTERN BOULEVARD	14127	SC	2000	2004	20.00%	167,805	279,920	1,942,111	TOPS MARKETS(2022), STEIN MART(2012), LOWES(NOT OWNED)

271 PLATTSBURGH, NY	CONSUMER SQUARE Rt. 3 — CORNELIA ROAD	12901	SC	1993/2004	2004	100.00%	491,569	491,569	3,349,093	SAM’S CLUB(2013), WAL-MART(2020), T.J. MAXX(2013), PETSMART(2014), MICHAEL’S(2011)

Mervyns Locations

* 1. Property Developed by the Company	* SC - Shopping Center	* FO - Fee Owned
* 2. Original IPO Property	* MM - Mall	* LH - Leasehold
	* LC - Lifestyle Center	* GL - Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 07/19/2006 Time: 2:22:07PM Page 15 of 22 Quarter: 2Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
272 ROCHESTER, NY (HEN-JEF)	HEN-JEF PLAZA 400 JEFFERSON RD @ HENRIETTA	14620	SC	1983/1993	2004		100.00%	159,517	159,517	1,118,833	CITY MATTRESS(2009), COMPUSA(2008), PETSMART(2008), TILE SHOP, THE(2015)

273 ROCHESTER, NY (PANORAMA)	PANORAMA PLAZA 1601 PENFIELD ROAD	14625	SC	1959/1965/1972/1980/ 1986/1994	2004		20.00%	278,241	278,241	3,354,653	LINENS ‘N THINGS(2008), TOPS MARKETS(2014)

274 ROCHESTER, NY(HENRIETTA PLAZA)	HENRIETTA PLAZA 1100 JEFFERSON ROAD	14467	SC	1972/1980/1988/1999	2004		100.00%	245,426	245,426	1,893,285	BIG LOTS(2010), OFFICE DEPOT(2009), TOPS MARKETS(2013)

275 ROME, NY (FREEDOM)	FREEDOM PLAZA 205-211 ERIE BOULEVARD WEST	13440	SC	1978/2000/2001	2004		100.00%	200,009	200,009	1,140,212	STAPLES(2015), J.C. PENNEY(2008), TOPS MARKETS(2021), MARSHALLS(2016)

276 SPRINGVILLE, NY	SPRINGVILLE PLAZA 172 — 218 SOUTH CASCADE DRIVE	14141	SC	1980/1999/2004	2004		100.00%	105,636	105,636	908,715	TOPS MARKETS(2023), SALVATION ARMY(2009)

277 TONAWANDA, NY (DEL-TON)	DEL-TON PLAZA 4220 DELAWARE AVENUE	14150	SC	1985/1996	2004		100.00%	55,473	55,473	375,366

278 TONAWANDA, NY (OFFICE DEPOT)	OFFICE DEPOT PLAZA 2309 EGGERT ROAD	14150	SC	1976/1985/1996	2004		100.00%	121,846	121,846	1,094,346	COMPUSA(2010), OFFICE DEPOT(2011)

279 TONAWANDA, NY (SHER/DELAWARE)	SHERIDAN/DELAWARE PLAZA 1692- 1752 SHERIDAN DRIVE	14223	SC	1950/1965/1975/1986/ 2000	2004		100.00%	188,200	188,200	1,342,313	BON TON(2010), BON TON HOME STORE(2010), TOPS MARKETS(2020)

280 TONAWANDA, NY (TOPS)	TOPS PLAZA-NIAGARA STREET 150 NIAGARA STREET	14150	SC	1997	2004		10.00%	97,014	97,014	1,236,950	TOPS MARKETS(2017)

281 TONAWANDA, NY (TOPS/GANDER MTN	YOUNGMAN PLAZA 750 YOUNG STREET	14150	SC	1985/ 2003	2004		10.00%	310,921	318,166	2,377,355	BJ’S WHOLESALE CLUB(2010), BIG LOTS(2012), GANDER MOUNTAIN(2015), TOPS MARKETS(2021)

282 UTICA, NY (TOPS MOHAWK ST.)	TOPS PLAZA — DOLLAR TREE 1154 MOHAWK STREET	13501	SC	1961/1972/1988/1998	2004		100.00%	191,047	191,047	1,464,632	A.J. WRIGHT(2014), HANAFORD BROTHERS(2025)

283 VICTOR, NY	VICTOR SQUARE 2-10 COMMERCE DRIVE	14564	SC	2000	2004		100.00%	56,134	56,134	898,696

284 WARSAW, NY	TOPS PLAZA — WARSAW 2382 ROUTE 19	14569	SC	1998	2004		20.00%	74,105	74,105	711,298	TOPS MARKETS(2015)

285 WEST SENECA, NY (HOME DEPOT)	HOME DEPOT PLAZA 1881 RIDGE ROAD	14224	SC	1975/1983/1987/1995	2004		100.00%	139,453	139,453	1,397,222	HOME DEPOT(2016)

286 WEST SENECA, NY (SENECA RIDGE)	SENECA — RIDGE PLAZA 3531 SENECA STREET	14224	SC	1980/1996/2004	2004		100.00%	62,403	62,403	531,482	SEARS(2006)

287 WILLIAMSVILLE, NY	WILLIAMSVILLE PLACE 5395 SHERIDAN DRIVE	14221	SC	1986/1995/2003	2004		100.00%	92,382	92,382	1,003,023

288 WILLIAMSVILLE, NY(PREMIER)	PREMIER PLACE 7864 — 8020 TRANSIT ROAD	14221	SC	1986/1994/1998	2004		14.50%	142,536	142,536	1,381,174	PREMIER LIQUORS(2010), STEIN MART(2008)

North Carolina

289 APEX, NC	BEAVER CREEK COMMONS 1335 W WILLIAMS STREET	27502	SC	2005	1	*	100.00%	110,429	438,711	2,250,511	LINENS ‘N THINGS(2016), OFFICE MAX(2014), LOWE’S(NOT OWNED), SUPER TARGET(NOT OWNED)

290 ASHEVILLE, NC	RIVER HILLS 299 SWANNANOA RIVER ROAD	28805	SC	1996	2003		14.50%	190,970	190,970	1,996,049	GOODY’S(2007), CARMIKE CINEMAS(2017), CIRCUIT CITY(2017), DICK’S SPORTING GOODS(2017), MICHAEL’S(2008), OFFICE MAX(2011)

291 DURHAM, NC	OXFORD COMMONS 3500 OXFORD ROAD	27702	SC	1990/2001	1/2	*	100.00%	208,669	326,935	1,267,838	FOOD LION(2010), BURLINGTON COAT FACTORY(2007), WAL-MART(NOT OWNED)

Mervyns Locations

* 1. Property Developed by the Company	* SC - Shopping Center	* FO - Fee Owned
* 2. Original IPO Property	* MM - Mall	* LH - Leasehold
	* LC - Lifestyle Center	* GL - Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Run Date: 07/19/2006 Time: 2:22:07PM Page 16 of 22 Quarter: 2Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
292 FAYETTEVILLE, NC	CROSS POINTE CENTRE 5075 MORGANTON ROAD	28314	SC	1985/2003	2003		100.00%	196,279	196,279	1,483,463	DEVELOPERS REALTY CORP.(2012), T.J. MAXX(2011), BED BATH & BEYOND(2014)

293 HENDERSONVILLE, NC	EASTRIDGE CROSSING 200 THOMPSON STREET	28792	SC	1995/2004	2003		100.00%	124,432	159,429	588,627	EPIC THEATRES(2018), INGLES(2009), BIG LOTS(NOT OWNED)

294 INDIAN TRAIL, NC	UNION TOWN CENTER INDEPENDENCE & FAITH CHURCH RD	28079	SC	1999	2004		100.00%	102,360	102,360	855,705	FOOD LION(2020)

295 MOORESVILLE, NC	MOORESVILLE CONSUMER SQUARE I 355 WEST PLAZA DRIVE	28117	SC	1999	2004		100.00%	405,081	405,081	3,555,291	WAL-MART(2019), GOODY’S(2010)

296 NEW BERN, NC	RIVERTOWNE SQUARE 3003 CLAREDON BLVD	28561	SC	1989/1999	1/2	*	100.00%	68,130	200,228	597,269	GOODY’S(2007), WAL-MART(NOT OWNED)

297 WASHINGTON, NC	PAMLICO PLAZA 536 PAMLICO PLAZA	27889	SC	1990/1999	1/2	*	100.00%	93,527	278,311	484,956	GOODY’S(2009), OFFICE DEPOT(2009), WAL-MART(NOT OWNED)

298 WAYNESVILLE, NC	LAKESIDE PLAZA 201 PARAGON PARKWAY	28721	SC	1990	1993		100.00%	181,894	181,894	1,127,026	WAL-MART(2011), FOOD LION(2011)

299 WILMINGTON, NC	UNIVERSITY CENTRE S. COLLEGE RD & NEW CENTRE DR.	28403	SC	1989/2001	1/2	*	100.00%	411,887	518,735	3,529,694	LOWE’S(2014), OLD NAVY(2011), BED BATH & BEYOND(2012), ROSS DRESS FOR LESS(2012), STEVE & BARRY’S UNIVERSITY(2014), BADCOCK FURNITURE(2014), SAM’S(NOT OWNED)

North Dakota

300 DICKINSON, ND	PRAIRIE HILLS MALL 1681 THIRD AVENUE	58601	MM	1978	1/2	*	100.00%	266,502	266,502	1,116,204	K MART(2008), HERBERGER’S(2010), J.C. PENNEY(2008)

Ohio

301 ASHTABULA, OH (TOPS)	TOPS PLAZA — ASHTABULA 1144 WEST PROSPECT ROAD	44004	SC	2000	2004		100.00%	57,874	57,874	901,720	TOPS MARKETS(2021)

302 AURORA, OH	BARRINGTON TOWN SQUARE 70-130 BARRINGTON TOWN SQUARE	44202	SC	1996/2004	1	*	100.00%	102,683	159,982	1,069,821	CINEMARK(2011), HEINEN’S(NOT OWNED)

303 BELLEFONTAINE, OH	SOUTH MAIN STREET PLAZA 2250 SOUTH MAIN STREET	43311	SC	1995	1998		100.00%	52,399	52,399	445,579	GOODY’S(2010), STAPLES(2010)

304 BOARDMAN, OH	SOUTHLAND CROSSING 1-680 & US ROUTE 224	44514	SC	1997	1	*	100.00%	506,254	511,654	4,183,827	LOWE’S(2016), BABIES R US(2009), STAPLES(2012), DICK’S SPORTING GOODS(2012), WAL- MART(2017), PETSMART(2013), GIANT EAGLE(2018)

305 CANTON, OH (PHASE I & II)	BELDEN PARK CROSSINGS 5496 DRESSLER ROAD	44720	SC	1995/2001/2003	1	*	14.50%	478,106	593,610	5,140,478	VALUE CITY FURNITURE(2011), H.H. GREGG APPLIANCES(2011), JO-ANN STORES(2008), PETSMART(2013), DICK’S SPORTING GOODS(2010), DSW SHOE WAREHOUSE(2012), KOHL’S(2016), TARGET(NOT OWNED)

306 CHILLICOTHE, OH	CHILLICOTHE PLACE 867 N BRIDGE STREET	45601	SC	1974/1998	1/2	*	20.00%	106,262	106,262	1,019,135	KROGER(2041), OFFICE MAX(2013)

307 CHILLICOTHE, OH(LOWES)	CHILLICOTHE PLACE (LOWES) 867 N BRIDGE STREET	45601	SC	1998	1	*	100.00%	130,497	130,497	822,132	LOWE’S(2015)

308 CINCINNATI, OH	GLENWAY CROSSING 5100 GLENCROSSING WAY	45238	SC	1990	2	*	100.00%	235,433	235,433	1,887,819	STEVE & BARRY’S(2015), MICHAEL’S(2006)

309 CINCINNATI, OH(TRI COUNTY)	TRI COUNTY MALL 117000 PRINCETON PK	45246	SC	1992/1960	2005		18.00%	663,356	1,175,836	10,472,910	DILLARD’S(2018), MACY’S(NOT OWNED), SEARS(NOT OWNED)

310 COLUMBUS, OH (CONSUMER SQUARE)	CONSUMER SQUARE WEST COLUMBUS 3630 SOLDANO BLVD	43228	SC	1989/2003	2004		100.00%	356,515	356,515	2,411,994	OFFICE MAX(2010), KROGER(2014), TARGET(2011)

311 COLUMBUS, OH (DUBLIN VILLAGE)	DUBLIN VILLAGE CENTER 6561- 6815 DUBLIN CENTER DRIVE	43017	SC	1987	1998		100.00%	227,003	336,084	1,576,300	AMC THEATRE(2007), MAX SPORTS CENTER(2007), B.J.’S WHOLESALE CLUB(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests		Property Listing 7.1

Run Date: 07/19/2006 Time: 2:22:07PM Page 17 of 22 Quarter: 2Q06
Retail Property List*

				Year			DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year		Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired		Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
312 COLUMBUS, OH (EASTON MARKET)	EASTON MARKET 3740 EASTON MARKET	43230	SC	1998	1998		100.00%	509,611	509,611	6,003,806	COMPUSA(2013), STAPLES(2013), PETSMART(2014), GOLFSMITH GOLF CENTER(2013), MICHAEL’S(2008), DICK’S SPORTING GOODS(2013), DSW SHOE WAREHOUSE(2012), KITTLE’S HOME FURNISHINGS(2012), BED BATH & BEYOND(2014), T.J. MAXX(2008)

313 COLUMBUS, OH (LENNOX TOWN)	LENNOX TOWN CENTER 1647 OLENTANGY RIVER ROAD	43212	SC	1997	1998		50.00%	352,913	352,913	3,368,853	TARGET(2016), BARNES & NOBLE(2007), STAPLES(2011), AMC THEATRE(2021)

314 COLUMBUS, OH (SUN CENTER)	SUN CENTER 3622- 3860 DUBLIN GRANVILLE RD	43017	SC	1995	1998		79.45%	305,428	305,428	3,544,916	BABIES R US(2011), MICHAEL’S(2013), ASHLEY FURNITURE HOMESTORE(2012), STEIN MART(2007), WHOLE FOOD MARKETS(2016), STAPLES(2010)

315 DUBLIN, OH (PERIMETER CENTER)	PERIMETER CENTER 6644- 6804 PERIMETER LOOP ROAD	43017	SC	1996	1998		100.00%	137,556	137,556	1,526,872	GIANT EAGLE(2014)

316 ELYRIA, OH	ELYRIA SHOPPING CENTER 841 CLEVELAND ST	44035	SC	1977	2	*	100.00%	92,125	92,125	704,695	TOPS MARKETS(2010)

317 GALLIPOLIS, OH	GALLIPOLIS MARKETPLACE 2145 EASTERN AVENUE	45631	SC	1998	2003		100.00%	25,950	205,908	331,314	WAL MART(NOT OWNED)

318 GROVE CITY, OH (DERBY SQUARE)	DERBY SQUARE SHOPPING CENTER 2161-2263 STRINGTOWN ROAD	43123	SC	1992	1998		20.00%	128,210	128,210	1,156,024	GIANT EAGLE(2015)

319 HAMILTON, OH	H.H. GREGG 1371 MAIN STREET	43450	SC	1986	1998		100.00%	40,000	40,000	230,000	ROUNDY’S(2006)

320 HUBER HTS., OH	NORTH HEIGHTS PLAZA 8280 OLD TROY PIKE	45424	SC	1990	1993		100.00%	163,819	278,376	1,353,549	CUB FOODS(2011), WAL-MART(NOT OWNED)

321 LEBANON, OH	COUNTRYSIDE PLACE 1879 DEERFIELD ROAD	45036	SC	1990/2002	1993		100.00%	17,000	110,480	117,774	WALMART #1407(NOT OWNED), ERB LUMBER(NOT OWNED)

322 MACEDONIA, OH	MACEDONIA COMMONS MACEDONIA COMMONS BLVD.	44056	SC	1994	1994		50.00%	233,619	372,786	3,048,369	FIRST NATL. SUPERMARKETS(2018), KOHL’S(2016), WAL-MART(NOT OWNED)

323 MACEDONIA, OH (PHASE II)	MACEDONIA COMMONS (PHASE II) 8210 MACEDONIA COMMONS	44056	SC	1999	1	*	100.00%	169,481	169,481	1,601,734	CINEMARK(2019), HOME DEPOT(2020)

324 NORTH OLMSTED, OH	GREAT NORTHERN PLAZA NORTH 25859-26437 GREAT NORTHERN	44070	SC	1958/1998/2003	1997		14.50%	624,587	665,487	7,758,551	BEST BUY(2010), DSW SHOE WAREHOUSE(2015), BED BATH & BEYOND(2012), MARSHALLS(2008), PETSMART(2008), HOME DEPOT(2019), K & G MENSWEAR(2008), JO-ANN STORES(2009), MARC’S(2012), COMPUSA(2008), REMINGTON COLLEGE(NOT OWNED)

325 PATASKALA, OH	VILLAGE MARKET/RITE AID CENTER 78-80 OAK MEADOW DRIVE	43062	SC	1980	1998		100.00%	33,270	33,270	201,200	CARDINAL FOODS(2007)

326 PICKERINGTON, OH	SHOPPES AT TURNBERRY 1701-1797 HILL ROAD NORTH	43147	SC	1990	1998		100.00%	59,495	61,872	490,455

327 SOLON, OH	UPTOWN SOLON KRUSE DRIVE	44139	SC	1998	1	*	100.00%	183,255	183,255	2,790,384	MUSTARD SEED MARKET & CAFE(2019), BED BATH & BEYOND(2009), BORDERS(2018)

328 STOW, OH	STOW COMMUNITY SHOPPING CENTER KENT ROAD	44224	SC	1997/2000	1	*	100.00%	404,480	506,563	2,856,535	K MART(2006), BED BATH & BEYOND(2011), GIANT EAGLE(2017), KOHL’S(2019), OFFICE MAX(2011), TARGET(NOT OWNED)

329 TIFFIN, OH	TIFFIN MALL 870 WEST MARKET STREET	44883	MM	1980/2004	1/2	*	100.00%	180,969	180,969	729,566	CINEMARK(2011), J.C. PENNEY(2010)

330 TOLEDO, OH	SPRINGFIELD COMMONS SHOPPING S. HOLLAND-SYLVANIA ROAD	43528	SC	1999	1	*	20.00%	241,129	271,729	2,816,908	KOHL’S(2019), GANDER MOUNTAIN(2014), BED BATH & BEYOND(2010), OLD NAVY(2010)

331 TOLEDO, OH (DICKS)	DICKS-TOLEDO 851 WEST ALEXIS ROAD	43612	SC	1995	2004		100.00%	80,160	80,160	501,000	DICK’S SPORTING GOODS(2016)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests		Property Listing 7.1

Run Date: 07/19/2006 Time: 2:22:07PM Page 18 of 22 Quarter: 2Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
332 WESTLAKE, OH	WEST BAY PLAZA 30100 DETROIT ROAD	44145	SC	1974/1997/2000	1/2*	100.00%	162,330	162,330	1,356,404	MARC’S(2009), K MART(2009)

333 XENIA, OH	WEST PARK SQUARE 1700 WEST PARK SQUARE	45385	SC	1994/1997/2001	1 *	100.00%	104,873	203,282	741,682	KROGER(2019), WAL-MART(NOT OWNED)

Oregon

334 PORTLAND, OR	TANASBOURNE TOWN CENTER NW EVERGREEN PKWY & NW RING RD	97006	SC	1995/2001	1996	50.00%	309,617	566,457	5,516,833	LINENS ‘N THINGS(2012), ROSS DRESS FOR LESS(2008), BARNES & NOBLE(2011), MICHAEL’S(2009), OFFICE DEPOT(2010), HAGGAN’S(2021), NORDSTROM(NOT OWNED), TARGET(NOT OWNED), MERVYN’S(NOT OWNED)

Pennsylvania

335 ALLENTOWN, PA (WEST)	WEST VALLEY MARKETPLACE 1091 MILL CREEK ROAD	18106	SC	2001/2004	2003	100.00%	259,239	259,239	2,652,419	WAL-MART(2021)

336 E. NORRITON, PA	KMART PLAZA 2692 DEKALB PIKE	19401	SC	1975/1997	1/2 *	100.00%	173,876	179,376	1,326,409	K MART(2010), BIG LOTS(2010)

337 ERIE (PEACHSTREET), PA	PEACH STREET SQUARE 1902 KEYSTONE DRIVE	16509	SC	1995/1998/2003	1 *	100.00%	557,769	679,074	4,764,899	LOWE’S(2015), PETSMART(2015), CIRCUIT CITY(2020), KOHL’S(2016), WAL-MART(2015), CINEMARK(2011), HOME DEPOT(NOT OWNED)

338 ERIE, PA (MARKET)	ERIE MARKETPLACE 6660-6750 PEACH STREET	16509	SC	2003	2003	14.50%	107,537	238,387	1,063,113	MARSHALLS(2013), BED BATH & BEYOND(2013), BABIES R US(2015), TARGET(NOT OWNED)

339 ERIE, PA (TOPS-ERIE)	TOPS PLAZA — ERIE 1520 WEST 25TH STREET	16505	SC	1995	2004	100.00%	100,831	100,831	1,261,124	TOPS MARKETS(2016)

340 HANOVER, PA (BJS)	BJS — HANOVER 1785 AIRPORT ROAD SOUTH	18109	SC	1991	2004	100.00%	112,230	112,230	785,881	BJ’S WHOLESALE CLUB(2011)

341 MONACA, PA	TOWNSHIP MARKETPLACE 115 WAGNER ROAD	15061	SC	1999/2004	2003	14.50%	298,589	298,589	2,753,792	CINEMARK(2019), LOWES(2016), SHOP ‘N SAVE(2019)

342 MT. NEBO, PA	MT NEBO POINT MT. NEBO RD & LOWRIES RUN RD	15237	SC	2005	1 *	100.00%	64,982	328,367	998,207	SPORTSMAN’S WAREHOUSE(2020), SAM’S CLUB(NOT OWNED), TARGET(NOT OWNED)

Puerto Rico

343 ARECIBO, PR (ATLANTICO)	PLAZA DEL ATLANTICO PR #KM 80.3	00612	MM	1980/1993	2005	100.00%	215,409	224,908	3,205,504	K MART(2013), CAPRI DEL ATLANTICO(2013)

344 BAYAMON, PR (PLAZA DEL SOL)	PLAZA DEL SOL RD PR#29 & PR#167, HATO TEJAS	00961	MM	1998/2003/2004	2005	100.00%	526,373	675,594	16,178,907	WAL-MART(2022), OLD NAVY(2011), SCIENCE PARK CINEMA(2019), BED BATH & BEYOND(2017), HOME DEPOT(NOT OWNED)

345 BAYAMON, PR (REXVILLE PLAZA)	REXVILLE PLAZA PR #167, KM 18.8	00961	SC	1980/2002	2005	100.00%	126,023	132,309	1,546,898	PUEBLO XTRA(2009), TIENDAS CAPRI(2013)

346 BAYAMON, PR (RIO HONDO)	RIO HONDO PR #22, PR #167	00961	MM	1982/2001	2005	100.00%	419,435	484,737	10,130,254	TIENDAS CAPRI(2009), K MART(2011), PUEBLO XTRA(2012), MARSHALL’S(2015), RIO HONDO CINEMA(NOT OWNED)

347 CAROLINA, PR (PLAZA ESCORIAL)	PLAZA ESCORIAL CARRETERA #3, KM 6.1	00987	SC	1997	2005	100.00%	385,665	601,535	7,534,321	OFFICE MAX(2015), WAL-MART(2024), BORDERS(2017), OLD NAVY(2009), SAM’S CLUB(2024), HOME DEPOT(NOT OWNED), CARIBBEAN CINEMAS(NOT OWNED)

348 CAYEY, PR (PLAZA CAYEY)	PLAZA CAYEY STATE RD #1 & PR #735	00736	SC	1999/2004	2005	100.00%	261,126	339,840	2,956,077	WAL-MART(2021), CAYEY CINEMA CORP.(NOT OWNED)

349 FAJARDO, PR (PLAZA FAJARDO)	PLAZA FAJARDO ROAD PR #3 INT PR #940	00738	SC	1992	2005	100.00%	245,319	251,319	3,823,351	WAL-MART(2012), PUEBLO XTRA(2012)

350 GUAYAMA, PR (PLAZA WAL-MART)	PLAZA WAL-MART ROAD PR #3 KM 135.0	00784	SC	1994	2005	100.00%	163,598	163,598	1,676,518	WAL-MART(2018)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	*LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Does Not Include Service Merchandise Interests
Property Listing 7.1

Run Date: 07/19/2006 Time: 2:22:07PM Page 19 of 22 Quarter: 2Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
351 HATILLO, PR (PLAZA DEL NORTE)	PLAZA DEL NORTE ROAD #2,KM 81.9	00659	MM	1992	2005	100.00%	505,849	671,278	10,757,931	PITUSA(2003), J.C. PENNEY(2012), PUEBLO XTRA(2012), WAL-MART(2012), TOYS R’ US/KID’SRUS(NOT OWNED)

352 HUMACAO, PR (PALMA REAL)	PALMA REAL STATE ROAD #3, KM 78.20	00791	SC	1995	2005	100.00%	340,608	442,614	6,409,312	CAPRI STORES(2011), PUEBLO XTRA(2020), CINEVISTA THEATRES(2006), WAL- MART(2020), PEP BOYS(NOT OWNED), J C PENNY(NOT OWNED)

353 ISABELA, PR (PLAZA ISABELA)	PLAZA ISABELA STATE RD #2 & #454,KM 111.6	00662	SC	1994	2005	100.00%	238,410	259,016	3,553,048	PUEBLO XTRA(2014), WAL-MART(2019)

354 SAN GERMAN, PR (CAMINO REAL)	CAMINO REAL STATE RD PR #122	00683	SC	1991	2005	100.00%	22,356	49,172	315,950	PEP BOYS(2015)

355 SAN GERMAN, PR (DEL OESTE)	DEL OESTE ROAD PR #2 INT PR #122	00683	SC	1991	2005	100.00%	174,172	184,746	2,285,142	K MART(2016), PUEBLO XTRA(2011)

356 SAN JUAN, PR (SENORIAL PLAZA)	SENORIAL PLAZA PR #53 & PR #177	00926	MM	1978/Mutiple	2005	100.00%	168,533	208,993	2,615,616	K MART(2010), PUEBLO EXT(NOT OWNED)

357 VEGA BAJA, PR (PLZA VEGA BAJA)	PLAZA VEGA BAJA ROAD PR #2 INT PR #155	00693	SC	1990	2005	100.00%	174,728	184,938	2,045,214	K MART(2015), PUEBLO XTRA(2010)

South Carolina

358 CAMDEN, SC	SPRINGDALE PLAZA 1671 SPRINGDALE DRIVE	29020	SC	1990/2000	1993	100.00%	180,127	363,405	1,054,760	BELK(2015), WAL-MART SUPER CENTER(NOT OWNED)

359 CHARLESTON, SC	ASHLEY CROSSING 2245 ASHLEY CROSSING DRIVE	29414	SC	1991	2003	100.00%	188,883	196,048	1,611,602	FOOD LION(2011), WAL-MART(2011)

360 COLUMBIA, SC (HARBISON)	HARBISON COURT HARBISON BLVD	29212	SC	1991	2002	14.50%	257,908	317,397	2,846,165	BARNES & NOBLE(2011), ROSS DRESS FOR LESS(2014), MARSHALLS(2012), OFFICE MAX(2011), BABIES ‘R’ US #8890(NOT OWNED)

361 MT. PLEASANT, SC	WANDO CROSSING 1500 HIGHWAY 17 NORTH	29465	SC	1992/2000	1995	100.00%	209,139	325,236	1,718,399	OFFICE DEPOT(2010), T.J. MAXX(2007), MARSHALLS(2011), WAL-MART(NOT OWNED)

362 N. CHARLESTON, SC	NORTH POINTE PLAZA 7400 RIVERS AVENUE	29406	SC	1989/2001	2 *	100.00%	294,471	375,451	2,061,297	WAL-MART(2009), OFFICE MAX(2007), HELIG MEYERS(NOT OWNED)

363 N. CHARLESTON, SC(N CHARL CTR)	NORTH CHARLESTON CENTER 5900 RIVERS AVENUE	29406	SC	1980/1993	2004	100.00%	235,501	235,501	1,063,910	NORTHERN TOOL(2016), BIG LOTS(2009)

364 ORANGEBURG, SC	NORTH ROAD PLAZA 2795 NORTH ROAD	29115	SC	1994/1999	1995	100.00%	50,760	247,434	496,649	GOODY’S(2008), WAL-MART(NOT OWNED)

365 S. ANDERSON, SC	CROSSROADS PLAZA 406 HIGHWAY 28 BY-PASS	29624	SC	1990	1994	100.00%	13,600	13,600	53,812

366 SIMPSONVILLE, SC	FAIRVIEW STATION 621 FAIRVIEW ROAD	29681	SC	1990	1994	100.00%	142,080	142,080	836,317	INGLES(2011), KOHL’S(2015)

367 UNION, SC	WEST TOWNE PLAZA U.S.HWY 176 BY-PASS #1	29379	SC	1990	1993	100.00%	184,331	184,331	650,430	WAL-MART(2009), BELK(2010)

South Dakota

368 WATERTOWN, SD	WATERTOWN MALL 1300 9TH AVENUE	56401	MM	1977	1/2 *	100.00%	240,262	282,262	1,602,100	DUNHAM’S SPORTING GOODS(2011), HERBERGER’S(2009), J.C. PENNEY(2008), HY VEE SUPERMARKET(NOT OWNED)

Tennessee

369 BRENTWOOD, TN	COOL SPRINGS POINTE I-65 AND MOORE’S LANE	37027	SC	1999/2004	2000	14.50%	201,414	201,414	2,572,784	BEST BUY(2014), ROSS DRESS FOR LESS(2015), LINENS ‘N THINGS(2014), DSW SHOE WAREHOUSE(2008)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Does Not Include Service Merchandise Interests
Property Listing 7.1

Run Date: 07/19/2006 Time: 2:22:07PM Page 20 of 22 Quarter: 2Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
370 CHATTANOOGA, TN	OVERLOOK AT HAMILTON PLACE 2288 GUNBARREL ROAD	37421	SC	1992/2004	2003	100.00%	214,918	214,918	1,685,351	BEST BUY(2014), HOBBY LOBBY(2014), FRESH MARKET(2014)

371 COLUMBIA, TN	COLUMBIA SQUARE 845 NASHVILLE HIGHWAY	38401	SC	1993	2003	10.00%	68,948	68,948	502,041	KROGER(2022)

372 FARRAGUT, TN	FARRAGUT POINTE 11132 KINGSTON PIKE	37922	SC	1991	2003	10.00%	71,311	71,311	448,764	SOUTHERN FAMILY MARKETS(2011)

373 GOODLETTSVILLE, TN	NORTHCREEK COMMONS 101-139 NORTHCREEK BOULEVARD	37072	SC	1987	2003	20.00%	84,441	84,441	735,306	KROGER(2012)

374 HENDERSONVILLE, TN	HENDERSONVILLE LOWE’S 1050LOWE’S ROAD	37075	SC	1999	2003	100.00%	133,144	133,144	1,222,439	LOWE’S(2019)

375 JOHNSON CITY, TN	JOHNSON CITY MARKETPLACE FRANKLIN & KNOB CREEK ROADS	37604	SC	2005	2003	100.00%	0	88,248	352,992	KOHL’S(NOT OWNED)

376 MURFREESBORO, TN (MEMORIAL)	MEMORIAL VILLAGE 710 MEMORIAL BOULEVARD	37130	SC	1993	2003	100.00%	117,750	117,750	630,493	MURFREESBORO ATHLETIC CLUB(2014)

377 MURFREESBORO, TN (TOWNE)	TOWNE CENTRE OLD FORT PARKWAY	37129	SC	1998	2003	14.50%	108,180	390,802	1,320,615	T.J. MAXX(2008), BOOKS-A-MILLION(2009), LOWE’S(NOT OWNED), TOYS R US(NOT OWNED), TARGET(NOT OWNED)

378 NASHVILLE, TN	THE MARKETPLACE CHARLOTTE PIKE	37209	SC	1998	2003	14.50%	167,795	367,879	1,671,837	LOWE’S(2019), WAL MART(NOT OWNED)

Texas

379 AUSTIN, TX	SHOPS AT TECH RIDGE CENTER RIDGE DRIVE	78728	SC	2003	2003	24.75%	281,226	570,464	4,218,509	ROSS DRESS FOR LESS(2014), LINENS ‘N THINGS(2014), HOBBY LOBBY(2018), BEST BUY(2016), TOYS R US(NOT OWNED), SUPER TARGET(NOT OWNED), CHICK-FIL-A(NOT OWNED)

380 FRISCO, TX	FRISCO MARKETPLACE 7010 PRESTON ROAD	75035	SC	2003	2003	14.50%	20,959	107,543	728,976	KOHL’S(NOT OWNED)

381 FT. WORTH, TX	EASTCHASE MARKET SWC EASTCHASE PKWY & I-30	76112	SC	1995	1996	50.00%	235,017	385,039	1,991,971	UNITED ARTISTS THEATRE(2012), PETSMART(2011), ROSS DRESS FOR LESS(2011), TARGET(NOT OWNED), OFFICE DEPOT(NOT OWNED)

382 IRVING, TX	MACARTHUR MARKETPLACE MARKET PLACE BOULEVARD	75063	SC	2004	2003	14.50%	150,441	598,651	1,425,802	OFFICE MAX(2014), KOHL’S(NOT OWNED), SAM’S CLUB(NOT OWNED), WAL MART(NOT OWNED)

383 LEWISVILLE, TX (LAKEPOINTE)	LAKEPOINTE CROSSINGS S STEMMONS FREEWAY	75067	SC	1991	2002	14.50%	311,039	567,069	3,469,748	99 CENTS ONLY STORE(2009), ROOMSTORE, THE(2007), PETSMART(2009), BEST BUY(2010), ACADEMY SPORTS(2016), MARDEL CHRISTIAN BOOKSTORE(2012), TOYS R’ US(NOT OWNED), CONN’S APPLIANCE(NOT OWNED), GARDEN RIDGE(NOT OWNED)

384 MCKINNEY, TX	MCKINNEY MARKETPLACE US HWY 75 & EL DORADO PKWY	75070	SC	2000	2003	14.50%	118,967	183,810	1,314,550	KOHL’S(2021), ALBERTSON’S(NOT OWNED)

385 MESQUITE, TX	THE MARKETPLACE AT TOWNE CENTE SOUTHBOUND FRONTAGE RD I 635	75150	SC	2001	2003	14.50%	170,625	378,775	2,344,200	LINENS ‘N THINGS(2013), MICHAEL’S(2012), ROSS DRESS FOR LESS(2013), HOME DEPOT(NOT OWNED), KOHL’S(NOT OWNED)

386 SAN ANTONIO, TX (BANDERA PT)	BANDERA POINT NORTH STATE LOOP 1604/BANDERA ROAD	78227	SC	2001/2002	1 *	100.00%	278,706	887,896	4,307,963	T.J. MAXX(2011), LINENS ‘N THINGS(2012), OLD NAVY(2011), ROSS DRESS FOR LESS(2012), BARNES & NOBLE(2011), TARGET(NOT OWNED), LOWE’S(NOT OWNED), KOHL’S(NOT OWNED), CHUCK E CHEESE(NOT OWNED), CHUCK E CHEESE(NOT OWNED), CREDIT UNION(NOT OWNED), RAQUETBALL & FITNESS(NOT OWNED)

387 SAN ANTONIO, TX (INGRAM)	INGRAM PARK 6157 NW LOOP 410	78238	FO	1985	2005	50.00%	76,597	76,597	422,000	MERVYN’S(2020)

388 SAN ANTONIO, TX (WESTOVER)	WESTOVER MARKETPLACE SH 151@LOOP 410	78209	SC	2005	1 *	10.00%	165,953	457,153	2,298,055	PETSMART(2016), OFFICE DEPOT(2016), SPORTSMAN’S WAREHOUSE(2015), ROSS DRESS FOR LESS(2016), LOWES(NOT OWNED), TARGET(NOT OWNED)

Utah

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Does Not Include Service Merchandise Interests
Property Listing 7.1

Run Date: 07/19/2006 Time: 2:22:07PM Page 21 of 22 Quarter: 2Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
389 LOGAN, UT	FAMILY PLACE @ LOGAN 400 NORTH STREET	84321	SC	1975	1998	100.00%	19,200	44,200	208,422	RITE AID(NOT OWNED)

390 MIDVALE, UT	FAMILY CENTER AT FORT UNION 50 900 EAST FT UNION BLVD	84047	SC	1973/2000	1998	100.00%	661,469	661,469	6,831,971	BABIES R US(2014), OFFICE MAX(2012), SMITH’S FOOD & DRUG(2024), MEDIA PLAY(2016), BED BATH & BEYOND(2014), ROSS DRESS FOR LESS(2011), WAL-MART(2015)

391 OGDEN, UT	FAMILY CENTER AT OGDEN 5-POINT 21-129 HARRISVILLE ROAD	84404	SC	1977	1998	100.00%	162,316	162,316	635,709	HARMONS(2012)

392 OREM, UT	FAMILY CENTER AT OREM 1300 SOUTH STREET	84058	SC	1991	1998	100.00%	150,667	281,931	1,616,659	KIDS R US(2011), MEDIA PLAY(2015), OFFICE DEPOT(2008), JO-ANN STORES(2012), R.C. WILLEY(NOT OWNED)

393 RIVERDALE, UT	FAMILY CENTER AT RIVERDALE 510 1050 WEST RIVERDALE ROAD	84405	SC	1995/2003	1998	100.00%	593,398	596,198	4,660,524	MEIER & FRANK DEPARTMENT STORE(2011), OFFICE MAX(2008), GART SPORTS(2012), SPORTSMAN’S WAREHOUSE(2009), TARGET SUPERSTORE(2017), MEDIA PLAY(2016), CIRCUIT CITY(2016)

394 RIVERDALE, UT (WEBER)	FAMILY CENTER @ RIVERDALE 526 1050 WEST RIVERDALE ROAD	84405	SC	2005	1 *	100.00%	35,347	386,110	335,796	JO-ANN STORES(2015), SAM’S CLUB(NOT OWNED), SUPER WALMART(NOT OWNED)

395 SALT LAKE CITY, UT (33RD)	FAMILY PLACE @ 33RD SOUTH	84115	SC	1978	1998	100.00%	34,209	34,209	233,114
	3300 SOUTH STREET

396 TAYLORSVILLE, UT	FAMILY CENTER AT MIDVALLEY 503 5600 SOUTH REDWOOD	84123	SC	1982/2003	1998	100.00%	746,890	818,890	6,834,307	SHOPKO(2014), JO-ANN STORES(2015), GART SPORTS(2017), 24 HOUR FITNESS(2017),
BED BATH & BEYOND(2015), ROSS DRESS FOR LESS(2014), HOME USA
WAREHOUSE(2012), MEDIA PLAY(2015), OFFICE MAX(2008), CIRCUIT CITY(2016),
										PETSMART(2012), HARMONS SUPERSTORE(NOT OWNED)

Vermont

397 BERLIN, VT	BERLIN MALL 282 BERLIN MALL RD., UNIT #28	05602	MM	1986/1999	2 *	100.00%	174,432	174,432	1,640,935	WAL-MART(2014), J.C. PENNEY(2009)

Virginia

398 CHESTER, VA	BERMUDA SQUARE 12607-12649 JEFFERSON DAVIS	23831	SC	1978	2003	100.00%	116,310	116,310	1,190,135	UKROP’S(2008)

399 FAIRFAX, VA	FAIRFAX TOWNE CENTER 12210 FAIRFAX TOWNE CENTER	22033	SC	1994	1995	14.50%	253,392	253,392	4,755,995	SAFEWAY(2019), T.J. MAXX(2009), TOWER RECORDS(2009), BED BATH & BEYOND(2010), UNITED ARTISTS THEATRE(2014)

400 LYNCHBURG, VA	CANDLERS STATION 3700 CANDLERS MOUNTAIN ROAD	24502	SC	1990	2003	100.00%	270,765	337,765	2,056,281	GOODY’S(2008), CINEMARK(2015), CIRCUIT CITY(2009), STAPLES(2013), T.J. MAXX(2009), TOYS “R” US(NOT OWNED)

401 LYNCHBURG, VA (FAIRVIEW)	FAIRVIEW SQUARE 2215 FLORIDA AVENUE	24501	SC	1992	2004	100.00%	85,209	85,209	360,372	FOOD LION(2012)

402 MARTINSVILLE, VA	LIBERTY FAIR MALL 240 COMMONWEALTH BOULEVARD	24112	MM	1989/1997	1/2 *	50.00%	435,057	479,256	2,795,289	GOODY’S(2007), BELK(2009), J.C. PENNEY(2009), SEARS(2009), OFFICE MAX(2012), KROGER(2017), MCDONALD’S(NOT OWNED)

403 MIDLOTHIAN, VA	GENITO CROSSING HULL STREET ROAD	23112	SC	1985	2003	100.00%	79,407	79,407	696,471	FOOD LION(2010)

404 PULASKI, VA	MEMORIAL SQUARE 1000 MEMORIAL DRIVE	24301	SC	1990	1993	100.00%	143,299	143,299	897,400	WAL-MART(2011), FOOD LION(2011)

405 WINCHESTER, VA	APPLE BLOSSOM CORNERS 2190 S. PLEASANT VALLEY	22601	SC	1990/1997	2 *	20.00%	240,560	240,560	2,436,125	MARTIN’S FOOD STORE(2040), KOHL’S(2018), OFFICE MAX(2012), BOOKS-A-MILLION(2008)

Washington

406 EVERETT, WA	PUGET PARK 520 128TH STREET SW	98204	SC	1981	2001	20.00%	41,065	88,961	518,302	ALBERTSON’S(NOT OWNED)

407 KIRKLAND, WA	TOTEM LAKES UPPER TOTEM LAKES BOULEVARD	98034	SC	1999/2004	2004	20.00%	228,210	274,189	2,726,021	GUITAR CENTER(2007), ROSS DRESS FOR LESS(2010), COMPUSA(2006), RITE AID(NOT OWNED)

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease
Does Not Include Service Merchandise Interests
Property Listing 7.1

Run Date: 07/19/2006 Time: 2:22:07PM Page 22 of 22 Quarter: 2Q06
Retail Property List*

				Year		DDR	Owned	Owned/Unowned	Total
		Zip	Type of	Developed/	Year	Ownership	Gross	Gross	Annualized
Center/Property	Location	Code	Property	Redeveloped	Acquired	Interest	Leasable Area	Leasable Area	Rent	Anchor Tenants(Lease Expiration)
West Virginia

408 BARBOURSVILLE, WV	BARBOURSVILLE CENTER 5-13 MALL ROAD	25504	SC	1985	1998	100.00%	70,900	133,396	389,425	DISCOUNT EMPORIUM(2006), GOODY’S(2014), VALUE CITY(NOT OWNED)

Wisconsin

409 BROOKFIELD, WI (SW)	SHOPPERS WORLD OF BROOKFIELD NORTH 124TH STREET AND WEST CA	53005	SC	1967	2003	14.50%	182,722	190,142	1,412,423	T.J. MAXX(2010), MARSHALLS MEGA STORE(2009), OFFICE MAX(2010), BURLINGTON COAT FACTORY(2012)

410 BROWN DEER, WI (CENTER)	BROWN DEER CENTER NORTH GREEN BAY ROAD	53209	SC	1967	2003	14.50%	266,716	266,716	1,943,136	KOHL’S(2023), MICHAEL’S(2012), OFFICE MAX(2010), T.J. MAXX(2007), OLD NAVY(2012)

411 BROWN DEER, WI (MARKET)	MARKET PLACE OF BROWN DEER	53209	SC	1989	2003	14.50%	143,372	143,372	1,178,961	MARSHALLS MEGA STORE(2009), PICK ’N SAVE(2010)
	NORTH GREEN BAY ROAD

412 MILWAUKEE, WI	POINT LOOMIS	53221	SC	1962	2003	100.00%	160,533	160,533	707,571	KOHL’S(2007), PICK ’N SAVE(2007)
	SOUTH 27TH STREET

413 WEST ALLIS, WI (WEST)	WEST ALLIS CENTER	53214	SC	1968	2003	100.00%	246,081	259,981	1,421,496	KOHL’S(2008), MARSHALLS MEGA STORE(2009), PICK ’N SAVE(2008)
	WEST CLEVELAND AVE. AND S. 108

				Grand Total:			74,795,458	101,333,629	837,691,777

Mervyns Locations
* 1. Property Developed by the Company	* SC — Shopping Center	* FO — Fee Owned
* 2. Original IPO Property	* MM — Mall	* LH — Leasehold
	* LC — Lifestyle Center	* GL — Ground Lease

Does Not Include Service Merchandise Interests	Property Listing 7.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

Investor Information
Developers Diversified
www.ddr.com
3300 Enterprise Parkway
Beachwood, Ohio 44122
Phone: (216) 755-5500
Fax: (216) 755-1500

Board of Directors
Scott A. Wolstein, Chief Executive Officer & Chairman of the Board, Developers Diversified Realty
Dean S. Adler, Principal, Lubert-Adler Partners, L.P.
Terrance R. Ahern, Principal, The Townsend Group
Mohsen Anvari, Dean of School of Business Administration, University of San Diego
Robert H. Gidel, Managing Partner, Liberty Partners, L.P.
Victor B. MacFarlane, Managing Principal, MacFarlane Partners
Craig Macnab, Chief Executive Officer, Commercial Net Lease Realty
Scott D. Roulston, Managing Partner, Fairport Asset Management, LLC
Barry A. Sholem, Principal, MDS Capital, L.P.
William B. Summers Jr., Chairman & Chief Executive Officer, McDonald Investments, Inc, Retired
Officers
Scott A. Wolstein, Chief Executive Officer & Chairman of the Board
David M. Jacobstein, President & Chief Operating Officer
Daniel B. Hurwitz, Senior Executive Vice President & Chief Investment Officer
Joan U. Allgood, Executive Vice President, Corporate Transactions and Governance
Richard E. Brown, Executive Vice President of Real Estate Operations
Timothy J. Bruce, Executive Vice President of Development
William H. Schafer, Executive Vice President & Chief Financial Officer
Robin R. Walker-Gibbons, Executive Vice President of Leasing
David Dieterle, Senior Vice President of Leasing — Southeast Region
Steven M. Dorsky, Senior Vice President of Leasing — Northern Region
Marc Hays, Senior Vice President of Leasing — Specialty Centers
Daniel M. Herman, Senior Vice President of Development
John S. Kokinchak, SCSM, CLS, Senior Vice President of Property Management
Joseph Padanilam, Senior Vice President of Acquisitions and Dispositions
Anthony L. Vodicka, Senior Vice President of Leasing — Western Region
David Weiss, Senior Vice President and General Counsel
Nan Zieleniec, Senior Vice President of Human Resources
Investor Information (Continued)

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2006

Research Coverage		Research Coverage, continued

AG Edwards		Morgan Stanley
David AuBuchon	(314) 955-5452	Matthew Ostrower	(212) 761-6284
		Mick Chiang	(212) 761-6385

Citigroup Smith Barney
Jonathan Litt	(212) 816-0231	RBC Capital Markets
Ambika Goel	(212) 816-6981	Rich Moore	(216) 378-7625

Deutsche Bank Securities		UBS
Lou Taylor	(212) 250-4912	Scott Crowe	(212) 713-1419
Christeen Kim	(212) 250-8705	Jeff Spector	(212) 713-6144

Goldman Sachs		Wachovia Securities
Dennis Maloney	(212) 902-1970	Jeff Donnelly	(617) 603-4262
Jay Habermann	(917) 343-4260	Eric Rothman	(617) 603-4263

Green Street Advisors
Greg Andrews	(949) 640-8780	Transfer Agent
National City Bank
Hilliard Lyons		Corporate Trust Operations
Tony Howard	(502)588-1142	P.O. Box 92301
Cleveland, Ohio 44193-0900
Lehman Brothers		1-800-622-6757
David Harris	(212) 526-1790
Investor Relations
Merrill Lynch		Michelle M. Dawson
Steve Sakwa	(212) 449-0335	VP of Investor Relations
Craig Schmidt	(212) 449-1944	Phone: (216)755-5455
Fax: (216)755-1455
JP Morgan		Email: mdawson@ddr.com
Michael Mueller	(212) 622-6689
Joe Dazio	(212) 622-6416